EXHIBIT 4.13
COLLATERAL AGREEMENT
dated as of
November 5, 2009,
among
REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.,
REYNOLDS GROUP HOLDINGS INC.,
CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.,
REYNOLDS GROUP ISSUER LLC,
REYNOLDS GROUP ISSUER INC.,
THE GRANTORS
FROM TIME TO TIME PARTY HERETO
and
THE BANK OF NEW YORK MELLON,
as Collateral Agent
Reference is made to the Intercreditor Arrangements (as defined in this Agreement). Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the terms of the Intercreditor Arrangements. In the event of any conflict or inconsistency between the provisions of this Agreement and the terms of the Intercreditor Arrangements, the terms of the Intercreditor Arrangements shall control.
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
[CS&M Ref. No. 5865-687]

ii

iii

Schedules

Schedule I Grantors
Schedule II.A U.S. Grantor Pledged Stock
Schedule II.B U.S. Grantor Pledged Debt Securities
Schedule II.C Non-U.S. Grantor Pledged Stock
Schedule II.D Non-U.S. Grantor Pledged Debt Securities
Schedule III Intellectual Property

Exhibits

Exhibit A Form of Supplement
Exhibit B Form of Perfection Certificate

     COLLATERAL AGREEMENT dated as of November 5, 2009 (this “Agreement”), among REYNOLDS GROUP HOLDINGS INC., a corporation organized under the laws of the state of Delaware (“RGHI”), REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a corporation organized under the laws of the state of Delaware (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a corporation organized under the laws of the state of Delaware (together with the U.S. Term Borrowers, the “Borrowers”), REYNOLDS GROUP ISSUER LLC, a limited liability company formed under the laws of the state of Delaware (the “U.S. Issuer”), REYNOLDS GROUP ISSUER INC., a corporation organized under the laws of the state of Delaware (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), the Subsidiaries of Holdings (as defined below) from time to time party hereto and The Bank of New York Mellon, as collateral agent.
PRELIMINARY STATEMENT
          Reference is made to (a) the Credit Agreement dated as of November 5, 2009 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the guarantors party thereto, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”), (b) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Senior Secured Note Indenture”, among the Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc. and The Bank of New York Mellon, as trustee (in such capacity, the “Indenture Trustee”), principal paying agent, transfer agent and registrar and (c) the First Lien Intercreditor Agreement dated as of November 5, 2009 (as amended, novated, supplemented, restated or modified from time to time, the “First Lien Intercreditor Agreement”), among the Collateral Agent (as defined below), the Indenture Trustee, the Administrative Agent and the Loan Parties party thereto.
          The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The Senior Secured Note Holders have agreed to extend credit to the Issuers pursuant to, and upon the terms and conditions specified in, the Senior Secured Note Indenture. The obligations of the Lenders, the Senior Secured Note Holders and the Issuing Bank to extend credit to the Borrowers and the Issuers are conditioned upon, among other things, the execution and

2

delivery of this Agreement by the Borrowers, the Issuers and each Grantor. Each Grantor is an affiliate of the Borrowers and the Issuers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and to the Issuers pursuant to the Senior Secured Note Indenture and is willing to execute and deliver this Agreement in order to induce the Lenders, the Senior Secured Note Holders and the Issuing Bank to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Credit Agreement and Senior Secured Note Indenture. (a) Capitalized terms used in this Agreement, or in any notice delivered under this Agreement, and not otherwise defined herein have the meanings set forth in the First Lien Intercreditor Agreement and, if not defined therein, then in the Credit Agreement or the Senior Secured Note Indenture, as applicable, as in effect on the date hereof. Terms defined herein by reference to the First Lien Intercreditor Agreement, the Credit Agreement or the Senior Secured Note Indenture have the meanings set forth in the First Lien Intercreditor Agreement, the Credit Agreement or the Senior Secured Note Indenture, as applicable, as in effect on the date hereof. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC. All references to the “Uniform Commercial Code” shall mean the New York UCC.
          (b) The rules of construction specified in Section 1.02(a) of the Credit Agreement also apply to this Agreement, mutatis mutandis.
          SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “Account Debtor” shall mean any Person who is or who may become obligated to any U.S. Grantor under, with respect to or on account of an Account.
          “Administrative Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement and shall include its successors in interest in such capacity.
          “Agreed Security Principles” shall have the meaning assigned to such term in the Credit Agreement and the Senior Secured Note Indenture and, to the extent of any inconsistency, the meaning it is given in the Credit Agreement shall prevail.
          “Applicable Representative” shall mean the “Applicable Representative” under, and as defined in, the First Lien Intercreditor Agreement.
          “Article 9 Collateral” shall have the meaning assigned to such term in Section 3.01.

3

          “Borrowers” shall have the meaning assigned to such term in the preamble to this Agreement.
          “Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required to close by law.
          “Collateral” shall mean the Article 9 Collateral and the Pledged Collateral and, where the context requires, any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations.
          “Collateral Accounts” shall mean the Controlled Deposit Accounts and the Controlled Securities Accounts.
          “Collateral Agent” shall mean The Bank of New York Mellon in its capacity as collateral agent as appointed under the First Lien Intercreditor Agreement, and its successors and permitted assigns in such capacity.
          “Commercial Tort Action” shall mean any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the U.S. Grantors, that is commenced by a U.S. Grantor in which such U.S. Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $5,000,000.
          “Control” has the following meanings:
          (a) when used with respect to any Security or Security Entitlement, the meaning specified in New York UCC Section 8-106; and
          (b) when used with respect to any Deposit Account, that the Collateral Agent shall have met one of the requirements for control specified in New York UCC Section 9-104.
          “Controlled Deposit Account” means a Deposit Account of a U.S. Grantor (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in New York UCC Section 4-104).
          “Controlled Securities Account” means a Securities Account of a U.S. Grantor that is maintained in the name of such U.S. Grantor at an office of a Securities Intermediary located in the United States and, together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Grantor, the Collateral Agent and such Securities Intermediary.
          “Copyright License” shall mean, with respect to any U.S. Grantor, any written license agreement of such U.S. Grantor with any Person, now or hereafter in

4

effect, granting any right to any third Person under any copyright now or hereafter owned by such U.S. Grantor or that such U.S. Grantor otherwise has the right to license, or granting any right to such U.S. Grantor under any copyright now or hereafter owned by any third Person, and all rights of such U.S. Grantor under any such agreement, subject to the terms of any such license agreement and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
          “Copyrights” shall mean, with respect to any U.S. Grantor, all of the following now owned or hereafter acquired by such U.S. Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.
          “Credit Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Deposit Account Control Agreement” means, with respect to any Deposit Account of any U.S. Grantor, an agreement in form and substance reasonably satisfactory to the Applicable Representative and such U.S. Grantor among such U.S. Grantor, the Collateral Agent and the relevant Depositary Bank establishing the Collateral Agent’s Control with respect to such Deposit Account.
          “Depositary Bank” shall mean a bank at which a Controlled Deposit Account is maintained.
          “Dutch Grantor” shall mean a Non-U.S. Grantor organized under the laws of the Netherlands.
          “Equity Interests” shall mean “Equity Interests” under, and as defined in, the Credit Agreement.
          “Event of Default” shall mean an “Event of Default” under, and as defined in, the First Lien Intercreditor Agreement which is continuing.
          “Excluded Property” shall have the meaning assigned to such term in Section 3.01(d).
          “Federal Securities Laws” shall have the meaning assigned to such term in Section 4.04.
          “First Lien Intercreditor Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
          “General Intangibles” shall mean “General Intangibles” under, and as defined in, the New York UCC and shall include Intellectual Property.

5

          “Grantors” shall mean the U.S. Grantors and the Non U.S. Grantors.
          “Holdings” shall mean Reynolds Group Holdings Limited, a company limited by shares formed in New Zealand, including its successors in interest.
          “Indenture Trustee” shall have the meaning assigned to such term in the preliminary statement to this Agreement and shall include its successors in interest in such capacity.
          “Intellectual Property” shall mean, with respect to any U.S. Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such U.S. Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
          “Intercreditor Arrangements” means the First Lien Intercreditor Agreement and any other document that is designated by the Loan Parties’ Agent and the Applicable Representative as an intercreditor agreement, in each case as amended, novated, supplemented, restated, replaced or modified from time to time.
          “Issuers” shall have the meaning assigned to such term in the preamble to this Agreement.
          “License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any U.S. Grantor is a party, including those listed on Schedule III.
          “Lien” shall have the meaning assigned to such term in the First Lien Intercreditor Agreement.
          “Loan Documents” shall mean the “Credit Documents” under, and as defined in, the First Lien Intercreditor Agreement and any other document designated by the Loan Parties’ Agent and the Applicable Representative as a Loan Document.
          “Loan Parties” shall mean the “Grantors” under, and as defined in, the First Lien Intercreditor Agreement.
          “Loan Parties’ Agent” shall mean Holdings.
          “Loans” shall mean “Loans” under, and as defined in, the Credit Agreement.
          “Luxembourg Issuer” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

6

          “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Non-U.S. Grantors” shall mean the Non-U.S. Subsidiaries listed under the heading “Non-U.S. Grantors” in Schedule I and any other Non-U.S. Subsidiary that becomes a party to this Agreement as a Non-U.S. Grantor after the date hereof (and shall not include any Person which has been released from its obligations under this Agreement in accordance with Section 5.15).
          “Non-U.S. Grantor Pledged Collateral” shall have the meaning assigned to such term in Section 2.01(b).
          “Non-U.S. Grantor Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01(b).
          “Non-U.S. Grantor Pledged Stock” shall have the meaning assigned to such term in Section 2.01(b).
          “Non-U.S. Subsidiaries” shall mean Subsidiaries that are not U.S. Subsidiaries.
          “Obligations” shall mean all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Loan Party and each grantor of a security interest to the Secured Parties (or any of them) under each or any of the Loan Documents, including, where applicable the Parallel Obligations, together with all costs, charges and expenses incurred by any Secured Party in connection with the protection, preservation or enforcement of its respective rights under the Loan Documents or any other document evidencing or securing any such liabilities.
          “Parallel Obligations” means the independent obligations of any of the Loan Parties arising pursuant to the First Lien Intercreditor Agreement to pay to the Collateral Agent sums equal to the sums owed by such Loan Party to the other Secured Parties (or any of them) under the Loan Documents.
          “Patent License” shall mean, with respect to any U.S. Grantor, any written license agreement of such U.S. Grantor with any Person, now or hereafter in effect, granting to any third Person any right to make, use or sell any invention on which a patent, now or hereafter owned by such U.S. Grantor or that such U.S. Grantor otherwise has the right to license, is in existence or granting to any U.S. Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third Person, is in existence, and all rights of any U.S. Grantor under any such agreement, subject to the terms of any such license agreement and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
          “Patents” shall mean, with respect to any U.S. Grantor, all of the following now owned or hereafter acquired by such U.S. Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and

7

recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor office or any similar office in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
          “Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrowers and the Issuers.
          “Pledged Collateral” shall have the meaning assigned to such term in Section 2.01(b).
          “Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01(b).
          “Pledged Securities” shall mean any promissory notes, stock certificates, limited or unlimited liability membership certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.
          “Pledged Stock” shall have the meaning assigned to such term in Section 2.01(b).
          “Prohibition” shall have the meaning assigned to such term in Section 5.19.
          “Restrictive Agreement” has the meaning assigned to such term in Section 3.01(d).
          “RGHI” shall have the meaning assigned to such term in the preamble to this Agreement.
          “Secured Parties” shall mean the “Secured Parties” under, and as defined in, the First Lien Intercreditor Agreement.
          “Securities Account Control Agreement” means, when used with respect to a Securities Account of a U.S. Grantor, an agreement in form and substance reasonably satisfactory to the Applicable Representative and such U.S. Grantor among the relevant Securities Intermediary, such U.S. Grantor and the Collateral Agent establishing the Collateral Agent’s Control with respect to such Securities Account.
          “Security Documents” shall mean the “Security Documents” under, and as defined in, the First Lien Intercreditor Agreement.

8

          “Security Interest” shall have the meaning assigned to such term in Section 3.01.
          “Senior Secured Note Holder” shall mean each “Holder” under, and as defined in, the Senior Secured Note Indenture.
          “Senior Secured Note Guarantors” shall mean the “Note Guarantors” under, and as defined in, the Senior Secured Note Indenture.
          “Senior Secured Note Indenture” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Senior Secured Notes” shall mean the “Notes” under, and as defined in, the Senior Secured Note Indenture.
          “Specified Assets” means the following property and assets of each Grantor:
          (a) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (i) Liens thereon cannot be perfected by the filing of financing statements under the New York UCC or by the filing and recordation thereof in the United States Patent and Trademark Office or (ii) the New York UCC is not applicable to the creation and perfection of Liens thereon;
          (b) Collateral for which the perfection of Liens thereon requires filing in or other actions under the laws of jurisdictions outside of the United States (or any political subdivision thereof);
          (c) Copyrights and Copyright Licenses to the extent that (i) Liens thereon cannot be perfected by the filing and acceptance thereof in the United States Copyright Office or (ii) the New York UCC is not applicable to the creation or perfection of Liens thereon; and
          (d) Contracts, Accounts or receivables on which the United States government or any department, agency or instrumentality thereof is the obligor, and property or assets subject to any rights reserved in favor of the United States government as required under applicable law.
          “Swiss Grantor” shall have the meaning assigned to such term in Section 5.18.
          “Swiss Grantor’s Subsidiary” shall have the meaning assigned to such term in Section 5.18.
          “Trademark License” shall mean, with respect to any U.S. Grantor, any written license agreement of such U.S. Grantor with any Person, now or hereafter in effect, granting to any third Person any right to use any trademark now or hereafter owned by such U.S. Grantor or that such U.S. Grantor otherwise has the right to license,

9

or granting to such U.S. Grantor any right to use any trademark now or hereafter owned by any third Person, and all rights of any U.S. Grantor under any such agreement, subject to the terms of any such license agreement and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
          “Trademarks” shall mean, with respect to any U.S. Grantor, all of the following now owned or hereafter acquired by such U.S. Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar office in any State of the United States or in any other country (except for “intent-to-use” applications for trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.
          “U.S. Grantors” shall mean the Borrowers, the Issuers and the U.S. Subsidiaries listed under the heading “U.S. Grantors” in Schedule I and any other U.S. Subsidiary that becomes a party to this Agreement as a U.S. Grantor after the date hereof (and shall not include any Person which has been released from its obligations under this Agreement in accordance with Section 5.15).
          “U.S. Grantor Pledged Collateral” shall have the meaning assigned to such term in Section 2.01(a).
          “U.S. Grantor Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01(a).
          “U.S. Grantor Pledged Stock” shall have the meaning assigned to such term in Section 2.01(a).
          “U.S. Co-Issuer” shall have the meaning assigned to such term in the preamble to this Agreement.
          “U.S. Issuer” shall have the meaning assigned to such term in the preamble to this Agreement.
          “U.S. Subsidiaries” shall mean Subsidiaries organized under the laws of the United States, any state or territory thereof or the District of Columbia.
          “U.S. Term Borrower” shall have the meaning assigned to such term in the preamble to this Agreement.

10

          “U.S. Term Borrowers” shall have the meaning assigned to such term in the preamble to this Agreement.
ARTICLE II
Pledge of Securities
          SECTION 2.01. Pledge. (a) Pledge by U.S. Grantors. As security for the payment or performance, as the case may be, in full of the Obligations, each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such U.S. Grantor’s right, title and interest in, to and under (i)(A) the Equity Interests in any Subsidiary of such U.S. Grantor owned by such U.S. Grantor on the date hereof (including all such Equity Interests listed on Schedule II.A), (B) any other Equity Interests in any Subsidiary of such U.S. Grantor obtained in the future by such U.S. Grantor and (C) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “U.S. Grantor Pledged Stock”); provided, however, that the foregoing clause (i) of this Section 2.01(a) shall be subject to the Agreed Security Principles and the U.S. Grantor Pledged Stock shall not include (w) more than 65% of the issued and outstanding voting Equity Interests in any Subsidiary of such U.S. Grantor that is a “controlled foreign corporation” within the meaning of the Code, (x) to the extent applicable law requires that any Subsidiary of such U.S. Grantor issue directors’ qualifying shares, such shares, (y) any Equity Interests of any Subsidiary of such U.S. Grantor to the extent that, as of the date hereof and for so long as, such a pledge of such Equity Interests would violate an effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding on such Equity Interests or (z) any Equity Interests of any Subsidiary of such U.S. Grantor acquired after the date hereof if, to the extent that and for so long as (I) a pledge of such Equity Interests would violate applicable law or any effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding upon such Equity Interests and (II) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests, (ii)(A) the debt securities held by such U.S. Grantor on the date hereof (including all such debt securities listed opposite the name of such U.S. Grantor on Schedule II.B), (B) any debt securities in the future issued to or otherwise acquired by any such U.S. Grantor and (C) any promissory notes (which may be global notes) and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “U.S. Grantor Pledged Debt Securities”), (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01(a), (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed belonging to such U.S. Grantor in respect of, in exchange for or upon the conversion of, and all other Proceeds belonging to such U.S. Grantor received in respect of, the securities referred to in clauses (i) and (ii) above,

11

(v) subject to Section 2.06, all rights and privileges of such U.S. Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above, and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “U.S. Grantor Pledged Collateral”).
          (b) Pledge by Non-U.S. Grantors. As security for the payment or performance, as the case may be, in full of the Obligations, each Non-U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Non-U.S. Grantor’s right, title and interest in, to and under (i)(A) the Equity Interests in any U.S. Subsidiary of such Non-U.S. Grantor owned by such Non-U.S. Grantor on the date hereof (including all such Equity Interests listed on Schedule II.C), (B) any other Equity Interests in any U.S. Subsidiary of such Non-U.S. Grantor obtained in the future by such Non-U.S. Grantor and (C) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Non-U.S. Grantor Pledged Stock” and, together with the U.S. Grantor Pledged Stock, the “Pledged Stock”); provided, however, that the foregoing clause (i) of this Section 2.01(b) shall be subject to the Agreed Security Principles and the Non-U.S. Grantor Pledged Stock shall not include (x) to the extent applicable law requires that any U.S. Subsidiary of such Non-U.S. Grantor issue directors’ qualifying shares, such shares, (y) any Equity Interests in any U.S. Subsidiary of such Non-U.S. Grantor to the extent that, as of the date hereof and for so long as, such a pledge of such Equity Interests would violate an effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding on such Equity Interests, (z) any Equity Interests in any U.S. Subsidiary of such Non-U.S. Grantor acquired after the date hereof if, and to the extent that, and for so long as (I) a pledge of such Equity Interests would violate applicable law or any effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding upon such Equity Interests and (II) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests or (z) any Equity Interests in any Excluded Subsidiary, (ii)(A) the debt securities of any U.S. Subsidiary of such Non-U.S. Grantor held by such Non-U.S. Grantor on the date hereof (including all such debt securities listed opposite the name of such Non-U.S. Grantor on Schedule II.D), (B) any debt securities of any U.S. Subsidiary of such Non-U.S. Grantor in the future issued to or otherwise acquired by any such Non-U.S. Grantor and (C) any promissory notes (which may be global notes) and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Non-U.S. Grantor Pledged Debt Securities” and, together with the U.S. Grantor Pledged Debt Securities, the “Pledged Debt Securities”), (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01(b), (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed belonging to such Non-U.S. Grantor in respect of, in exchange for or upon the conversion of, and all other Proceeds belonging to such Non-U.S. Grantor received in respect of, the securities referred to in clauses (i) and (ii) above, (v) subject to Section 2.06, all rights and

12

privileges of such Non-U.S. Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above, and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Non-U.S. Grantor Pledged Collateral” and, together with the U.S. Grantor Pledged Collateral, the “Pledged Collateral”).
          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
          SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Collateral Agent any and all certificates, instruments or other documents representing or evidencing Pledged Securities promptly after the acquisition thereof; provided, however, that such Grantor shall have no obligation to deliver any Pledged Debt Securities in an outstanding principal amount equal to $5,000,000 or less.
          (b) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock or note powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments and documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be attached to, and shall supplement, Schedule II and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities.
          SECTION 2.03. Representations, Warranties and Covenants. Each Grantor, jointly with the other Grantors and severally represents, warrants and covenants to the Collateral Agent, for the benefit of the Secured Parties, that:
       (a) Schedule II sets forth as of the date hereof a true and complete list, with respect to such Grantor, of (i) all Equity Interests owned by such Grantor and required to be pledged hereunder and the percentage of the issued and outstanding shares of each class of such Equity Interests of the issuer thereof represented by such Pledged Stock and owned by such Grantor and (ii) all of the Pledged Debt Securities of such Grantor;
       (b) the Pledged Stock and, to the knowledge of such Grantor, the Pledged Debt Securities of such Grantor have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable, and (ii) in the case of Pledged Debt Securities, to the

13

knowledge of such Grantor, are legal, valid and binding obligations of the issuers thereof;
       (c) except for the security interests granted hereunder (or otherwise permitted under the Loan Documents), each Grantor (i) is and, subject to any transfers made in compliance with the Loan Documents, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, subject to any Liens permitted under the Loan Documents and (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than assignments, pledges, hypothecations or transfers made in compliance with the Loan Documents;
       (d) except for restrictions and limitations imposed or permitted by the Loan Documents or restrictions and limitations imposed by securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;
       (e) each Grantor will defend its title or interest thereto or therein against any and all Liens (other than any Lien created or permitted by the Loan Documents), however arising, of all persons whomsoever;
       (f) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and
       (g) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein and all action by any Grantor necessary to perfect the Lien on the Pledged Collateral has been duly taken.
          SECTION 2.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each Grantor shall not vote to enable or take any other action to cause any Subsidiary thereof that is an issuer of any interest pledged hereunder in any limited liability company or limited partnership that is not represented by a certificate and is not a “security” (within the meaning of Article 8 of the New York UCC) as of the date hereof to elect or otherwise take any action to cause such pledged limited liability company or limited partnership interest to be represented by a certificate or be

14

treated as a security for purposes of the New York UCC; provided, however, that, notwithstanding the foregoing, any such Subsidiary may take any such action in violation of the foregoing only if such Grantor notifies the Collateral Agent in writing of any such election or action and, in such event, takes all steps necessary or advisable as requested by the Collateral Agent (at the written direction of the Applicable Representative) to establish the Collateral Agent’s “control” thereof (within the meaning of Section 8-106 and 9-106 of the UCC) before taking any such action.
          SECTION 2.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications material to the interests of the Secured Parties received by it with respect to Pledged Collateral. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to exchange the certificates representing any Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
          SECTION 2.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement or an equivalent default section of any other Loan Document (it being understood that the Applicable Representative shall provide the Collateral Agent with notice of such an Event of Default):
     (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that would materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement and the other Loan Documents or the ability of the Secured Parties to exercise the same.
     (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

15

     (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the Senior Secured Note Indenture, the other Loan Documents and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment). Notwithstanding the foregoing, this paragraph (iii) shall not apply to dividends between or among the Borrowers, the Issuers and any U.S. Subsidiaries only of property subject to a perfected security interest under this Agreement; provided, however, that the Borrowers and the Issuers notify the Collateral Agent in writing, specifically referring to this Section 2.06 at the time of such dividend and take any actions required by law or reasonably requested by the Collateral Agent (acting at the written direction of the Applicable Representative) to ensure the continuance of its perfected security interest in such property under this Agreement.
          (b) Upon the occurrence and during the continuance of an Event of Default of which the Collateral Agent has received notice, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 2.06(a)) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and

16

shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Applicable Representative a certificate of a Responsible Officer to that effect, the Collateral Agent shall promptly, after receiving written notice from the Applicable Representative that all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.
          (c) Upon the occurrence and during the continuance of an Event of Default of which the Collateral Agent has received written notice, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 2.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders and the Indenture Trustee acting with the written consent of the Senior Secured Note Holders holding a majority in principal amount of the Senior Secured Notes then outstanding, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights; provided further that after all Events of Default have been cured or waived, and the Collateral Agent shall have received a certificate of a Responsible Officer to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.
          (d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent acting at the written direction of the Applicable Representative) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.
ARTICLE III
Security Interests in Personal Property
          SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the

17

ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all of such U.S. Grantor’s right, title or interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all cash and Deposit Accounts;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all General Intangibles, including Intellectual Property;

(vii)	all Instruments;

(viii)	all Inventory;

(ix)	all other Goods;

(x)	all Investment Property;

(xi)	all Letter-of-Credit Rights;

(xii)	all Commercial Tort Claims constituting Commercial Tort Actions (including any Commercial Tort Actions provided in accordance with Section 3.09);

(xiii)	all books and records pertaining to the Article 9 Collateral; and
    (xiv)   to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.
          (b) Each U.S. Grantor hereby irrevocably authorizes the Applicable Representative at any time and from time to time to file on behalf of the Collateral Agent in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Applicable Representative determines, including by indicating the Article 9 Collateral as “all assets” of such U.S. Grantor or words of similar effect (including describing any exclusions to the Article 9 Collateral), and (ii) contain the information required by Article 9 of the

18

Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such U.S. Grantor is an organization, the type of organization and any organizational identification number issued to such U.S. Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each U.S. Grantor agrees to provide such information to the Collateral Agent promptly upon request.
          Each U.S. Grantor also ratifies its authorization for the Applicable Representative to file on behalf of the Collateral Agent in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each U.S. Grantor in the Trademarks, Copyrights or Patents owned by such U.S. Grantor, without the signature of any U.S. Grantor where permitted by law, and naming such U.S. Grantor or the U.S. Grantors as debtors and the Collateral Agent as secured party.
          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any U.S. Grantor with respect to or arising out of the Article 9 Collateral (other than the duties expressly created hereunder).
          (d) Notwithstanding anything herein to the contrary, the foregoing provisions of this Article III shall be subject to the Agreed Security Principles and in no event shall the Security Interest attach to, and “Article 9 Collateral” shall not include, (i) any contract, agreement or license (each, a “Restrictive Agreement”) to which any U.S. Grantor is a party or any of its rights or interests thereunder to the extent and for so long as the grant of the Security Interest shall constitute or result in (A) the unenforceability, abandonment or invalidation of any material right of such U.S. Grantor thereunder or (B) a breach or termination pursuant to the terms of, or a default under, any such Restrictive Agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law of similar effect); provided that the Security Interest shall attach immediately at such time as the condition causing such unenforceability, abandonment or invalidation shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in (A) or (B), including any proceeds of such contract or agreement, (ii) any asset or property that is owned by any U.S. Grantor as of the date hereof or that is purchased or otherwise acquired in accordance with the terms of the Loan Documents and subject to a Lien permitted by the Loan Documents or effective contractual restriction (other than a contractual restriction between or among Holdings and/or one or more Subsidiaries thereof) if the terms of such Lien or contractual restriction would prohibit the grant of a Lien in such assets or property under this

19

Agreement; provided, however, that such U.S. Grantor shall use commercially reasonable efforts to obtain consent to granting such a Lien hereunder if the relevant asset or property is material and seeking such consent will not adversely affect the business of such U.S. Grantor or its commercial relationships, (iii) any vehicle covered by a certificate of title or ownership, (iv) any Letter of Credit Rights to the extent any U.S. Grantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (v) assets as to which the Applicable Representative shall determine in its reasonable discretion in consultation with the Loan Parties that the costs of obtaining a security interest therein (including any material tax costs to the Loan Parties taken as a whole) is excessive in relation to the benefit accruing to the Secured Parties, (vi) any property excluded from the definition of Pledged Collateral by virtue of the proviso to Section 2.01(a)(i) hereof, (vii) any property to the extent that the grant of a security interest over such property would conflict with the fiduciary duties of the directors of the relevant U.S. Grantor or contravene any legal prohibition or result in a risk of personal or criminal liability on the part of any officer; provided, however, that such U.S. Grantor shall use commercially reasonable efforts to overcome any such obstacle and (viii) any property to the extent that the Applicable Representative reasonably determines in consultation with the Loan Parties the grant of a security interest over such property would result in a material tax cost to the relevant U.S. Grantor (the property described in clauses (i) through (viii), the “Excluded Property”).
          SECTION 3.02. Representations and Warranties. Each U.S. Grantor, jointly with the other U.S. Grantors and severally, represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:
       (a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and the representations and warranties made by such U.S. Grantor as Loan Party in Sections 3.01 (Organization; Powers), 3.02 (Authorization), 3.03 (Enforceability), 3.06 (No Material Adverse Change), 3.09 (Litigation; Compliance with Laws), 3.10 (Agreements), 3.19 (Security Documents) and 3.22 (Solvency) of the Credit Agreement, are true and accurate with respect to such U.S. Grantor and this Agreement.
       (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Applicable Representative based upon the information provided to the Applicable Representative, the Collateral Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2 of the Perfection Certificate (or specified by notice from the Borrowers and the Issuers to the Applicable Representative after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.12 of the Credit Agreement or Section 12.02 of the Senior

20

Secured Note Indenture), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral (excluding the Specified Assets) in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Applicable Representative), and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Applicable Representative (with a copy to the Collateral Agent) for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest as required pursuant to the terms of this Agreement with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights acquired or developed after the date hereof).
       (c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a fully executed short form agreement in form and substance reasonably satisfactory to the Applicable

21

Representative) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement and Section 4.12 of the Senior Secured Note Indenture.
       (d) The Article 9 Collateral is owned by the U.S. Grantors free and clear of any Lien, except for Liens permitted under the Loan Documents. No U.S. Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any U.S. Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act or (iv) any assignment in which any U.S. Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens permitted pursuant to the Loan Documents. No Grantor holds any Commercial Tort Actions except as indicated on the Perfection Certificate.
          SECTION 3.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless it promptly makes all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral.
          (b) Each U.S. Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, in accordance with the Agreed Security Principles, following an Event of Default promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all material Article 9 Collateral.
          (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement

22

and 4.02 of the Senior Secured Note Indenture, the Borrowers and the Issuers shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of each Borrower and each Issuer certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) containing a description of the Article 9 Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 3.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).
          (d) Each U.S. Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Document.
          (e) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent, acting at the written direction of the Applicable Representative, may from time to time reasonably request in accordance with the Agreed Security Principles to better assure, obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount in excess of $5,000,000 payable to any U.S. Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, together with an undated instrument of transfer duly executed in blank in a manner satisfactory to the Collateral Agent.
          Without limiting the generality of the foregoing, each U.S. Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the U.S. Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to identify specifically any asset or item that constitutes registered or applied for Copyrights, Copyright Licenses, issued or applied for Patents, Patent Licenses, registered or applied for Trademarks (except for “intent-to-use” applications for trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051) or Trademark Licenses acquired by the U.S. Grantor after the date hereof; provided that the Collateral Agent shall only supplement Schedule III at the written direction of the Applicable Representative; provided, however, that any U.S. Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy (i) with respect to such supplement or additional schedule or (ii) of the representations and warranties made by such U.S. Grantor hereunder with respect to such Collateral. Each U.S. Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties

23

hereunder shall be true and correct with respect to such Collateral to the extent provided herein within 60 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.
          (f) The Collateral Agent, acting at the written direction of the Applicable Representative, shall discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to the Loan Documents, and shall pay for the maintenance and preservation of the Article 9 Collateral to the extent any U.S. Grantor fails to do so as required by the Credit Agreement, the Senior Secured Note Indenture, this Agreement or any other Loan Document, and each U.S. Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any U.S. Grantor from the performance of, or imposing any obligation on the Collateral Agent, the Applicable Representative or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.
          (g) Each U.S. Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each U.S. Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.
          (h) No U.S. Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as permitted by the Loan Documents. No U.S. Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Loan Documents.
          (i) No U.S. Grantor shall, without the Collateral Agent’s prior written consent (acting at the written direction of the Applicable Representative), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such U.S. Grantor is engaged or as otherwise permitted under the Loan Documents.

24

          (j) Each U.S. Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such U.S. Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such U.S. Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any U.S. Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or the Senior Secured Note Indenture or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any U.S. Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the U.S. Grantors to the Collateral Agent and shall be additional Obligations secured hereby.
          (k) Each Grantor shall maintain, in form and manner satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.
          SECTION 3.04. Covenants Regarding Intellectual Property Collateral. (a) Each U.S. Grantor will be required to register (or to take other commercially reasonable actions with respect to) Security Interests in Intellectual Property owned by such U.S. Grantor and required to be pledged hereunder solely in the United States, provided, however, that, with respect to Intellectual Property owned by any U.S. Grantor that is material to the Loan Parties taken as a whole, to the extent the registration of a Security Interest in (or the taking of any other commercially reasonable actions with respect to) such Intellectual Property in any other jurisdiction is necessary to ensure that the Secured Parties would be able to realize upon the value of the relevant Intellectual Property in the event of an enforcement action hereunder, such U.S. Grantor shall be required to register such Security Interest or take such other actions in such other jurisdiction (provided that such jurisdiction is a jurisdiction in which one or more Loan Parties are organized at such time) as the Collateral Agent (acting at the written direction of the Applicable Representative) may reasonably request, taking into account the cost to the Loan Parties of such registration in relation to the benefit accruing to the Secured Parties, it being understood that on the Closing Date no U.S. Grantor shall be required to register or take such other actions with respect to any of its Intellectual Property outside of the United States.
          (b) Each U.S. Grantor agrees that it will not, and will use commercially reasonable efforts not to permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such U.S. Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent to

25

mark such products with the relevant patent number to the extent it determines necessary and sufficient using commercially reasonable business judgment to establish and preserve its maximum rights under applicable patent laws.
          (c) Each U.S. Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees, for each Trademark material to the conduct of such U.S. Grantor’s business, to (i) maintain such Trademark in full force, free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent it determines necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.
          (d) Each U.S. Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright material to the conduct of such U.S. Grantor’s business that it publishes, displays and distributes, use appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.
          (e) Each U.S. Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of such U.S. Grantor’s business is reasonably likely to become abandoned, lost or dedicated to the public other than by expiration, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such U.S. Grantor’s ownership of any such Patent, Trademark or Copyright or its right to register, keep or maintain the same.
          (f) Each U.S. Grantor shall (i) inform the Collateral Agent within 45 days after the end of each calendar year of each material Patent acquired in its own name with the United States Patent and Trademark Office or any similar office in any other country, each registration of any material Trademark with the United States Patent and Trademark Office or any similar office in any other country and each registration of any material Copyright with the United States Copyright Office or any similar office in any other country acquired in its own name during the preceding calendar year and (ii) upon the reasonable request of the Collateral Agent (acting at the written direction of the Applicable Representative), execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright. Each U.S. Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.
          (g) Each U.S. Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and

26

Trademark Office or the United States Copyright Office or any similar office in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark or Copyright (and obtaining the relevant grant or registration) material to the conduct of such U.S. Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright, in each case, that is material to the conduct of such U.S. Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any U.S. Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
          (h) In the event that any U.S. Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of its business has been or is about to be infringed, misappropriated or diluted by a third Person, such U.S. Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly contact such third Person, and if necessary or advisable in such Grantor’s reasonable business judgment, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Article 9 Collateral.
          (i) Upon the occurrence and during the continuance of an Event of Default, each U.S. Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License, and each other material License, to effect the assignment of all such U.S. Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee in accordance with Section 4.01(a).
          SECTION 3.05. Deposit Accounts. As of the date hereof, no U.S. Grantor has any Deposit Accounts other than the accounts listed on Schedule 11 of the Perfection Certificate. Each applicable U.S. Grantor shall execute and deliver, and cause the applicable Depositary Bank to execute and deliver, to the Collateral Agent a Deposit Account Control Agreement with respect to each such Deposit Account within 90 days after the Closing Date or such longer period as the Applicable Representative may agree (in its absolute discretion). No U.S. Grantor shall hereafter establish or maintain any Deposit Account unless such U.S. Grantor executes and delivers, and causes the applicable Depositary Bank to execute and deliver, to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account within 45 days of the establishment of such Deposit Account or such longer period as the Applicable Representative may agree (in its absolute discretion). The provisions of this Section 3.05 shall not apply to any Deposit Account as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in New York UCC Section 4-104). No U.S. Grantor shall grant Control over any Deposit Account to any Person other than the Collateral Agent other than in connection with a security interest permitted by the Loan Documents.
          SECTION 3.06. Security Entitlements and Investment Property. As of the date hereof, no U.S. Grantor has any Securities Accounts other than the accounts listed on Schedule 12 of the Perfection Certificate. Each applicable U.S. Grantor shall

27

execute and deliver, and cause the applicable Securities Intermediary to execute and deliver, to the Collateral Agent a Securities Account Control Agreement with respect to each such Securities Account within 90 days after the Closing Date or such longer period as the Applicable Representative may agree (in its absolute discretion). No U.S. Grantor shall hereafter establish or maintain any Securities Account unless such U.S. Grantor executes and delivers, and causes the applicable Securities Intermediary to execute and deliver, to the Collateral Agent a Securities Account Control Agreement with respect to such Securities Account within 45 days of the establishment of such Securities Account or such longer period as the Applicable Representative may agree (in its absolute discretion). No U.S. Grantor shall grant Control over any Securities Account to any Person other than the Collateral Agent other than in connection with a security interest permitted by the Loan Documents. Except to the extent otherwise provided in Article II, if any U.S. Grantor shall at any time hold or acquire any certificated securities, such U.S. Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any U.S. Grantor are uncertificated and are issued to such U.S. Grantor or its nominee directly by the issuer thereof, such U.S. Grantor shall promptly notify the Collateral Agent thereof and, at the Applicable Representative’s request and option, pursuant to an agreement in form and substance satisfactory to the Applicable Representative, cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of the relevant U.S. Grantor or its nominee.
          SECTION 3.07. Covenants Regarding Collateral Accounts. (a) The applicable U.S. Grantor represents and warrants that upon the execution of a Deposit Account Control Agreement, the Collateral Agent will have a first priority perfected security interest in the Deposit Account subject to such agreement (except with respect to Liens and rights of the relevant Depositary Bank that are permitted pursuant to the Loan Documents). The Collateral Agent agrees (and the Applicable Representative is deemed to have agreed) with each U.S. Grantor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any such Deposit Account or give any notice of sole or exclusive control unless an Event of Default has occurred and is continuing. The Collateral Agent also agrees to withdraw any such notice of sole or exclusive control as soon as practicable and shall promptly release to the relevant U.S. Grantor funds collected or held by the Collateral Agent as a result of the exercise of sole or exclusive control upon receipt by the Applicable Representative of a certificate of a Responsible Officer certifying that such Event of Default has been cured or waived.
          (b) The applicable U.S. Grantor represents and warrants that upon the execution of a Securities Account Control Agreement, the Collateral Agent will have a first priority perfected security interest in the Securities Account subject to such agreement (except with respect to Liens and rights of the relevant Securities Intermediary that are permitted pursuant to the Loan Documents). The Collateral Agent agrees (and the Applicable Representative is deemed to have agreed) with each U.S. Grantor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any

28

Securities Intermediary with respect to such account, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such U.S. Grantor or give any notice of sole or exclusive control over any accounts subject to the Collateral Agent’s Control, unless an Event of Default has occurred and is continuing. The Collateral Agent also agrees to withdraw any such notice of sole or exclusive control as soon as practicable and shall promptly release to the relevant U.S. Grantor funds or Financial Assets collected or held by the Collateral Agent as a result of the exercise of sole or exclusive control upon receipt by the Applicable Representative of a certificate of a Responsible Officer certifying that such Event of Default has been cured or waived.
          (c) If an Event of Default shall have occurred and be continuing, the Collateral Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and (iii) withdraw any amounts held therein and apply such amounts as provided pursuant to Section 4.02.
          (d) If an Event of Default shall have occurred and be continuing and if immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent (acting at the written direction of the Applicable Representative) will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.
          SECTION 3.08. Letter-of-Credit Rights. In the case of any Letter-of-Credit Rights of any U.S. Grantor in any letter of credit exceeding $5,000,000 in value in existence on the date hereof or acquired following the Closing Date, such U.S. Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of such letter of credit in accordance with Section 5-114(c) of the UCC, pursuant to an agreement in form and substance reasonably satisfactory to the Applicable Representative.
          SECTION 3.09. Commercial Tort Actions. All Commercial Tort Actions of each U.S. Grantor in existence on the date of this Agreement, known to such U.S. Grantor after reasonable inquiry, are described in Schedule 10 of the Perfection Certificate. If any U.S. Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $5,000,000, such U.S. Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such U.S. Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Applicable Representative.

29

          SECTION 3.10. Instruments. If any U.S. Grantor shall at any time hold or acquire any Instruments with a value in excess of $5,000,000 such U.S. Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent (acting at the written direction of the Applicable Representative) may from time to time specify.
          SECTION 3.11. Electronic Chattel Paper and Transferable Records. If any U.S. Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) with a value in excess of $5,000,000 such U.S. Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent (acting at the written direction of the Applicable Representative), shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under Section 9-105 of the New York UCC of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such U.S. Grantor that the Collateral Agent (acting at the written direction of the Applicable Representative) will arrange, pursuant to procedures satisfactory to the Applicable Representative and so long as such procedures will not result in the Collateral Agent’s loss of control, for the U.S. Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the New York UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such U.S. Grantor with respect to such Electronic Chattel Paper or transferable record.
ARTICLE IV
Remedies
          SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent or any Person designated by the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable U.S. Grantor to the Collateral Agent, for the benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent (acting at the

30

written direction of the Applicable Representative) shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
          The Collateral Agent shall give each applicable Grantor no less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. Subject to pre-existing licenses, at any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or

31

purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again in accordance with the provisions of this Section 4.01. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose under this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
          In the event of a foreclosure or other exercise of remedies against the Collateral by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or other disposition, to use and apply any of the Obligations as a credit to be applied to the purchase price for any Collateral payable by the Collateral Agent on behalf of the Secured Parties at such sale or other disposition.
          The Collateral Agent may act through agents and attorneys-in-fact in the performance of its duties under this Section 4.01 and shall be entitled to seek the written direction of the Applicable Representative prior to taking any action hereunder.
          SECTION 4.02. Application of Proceeds. The Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection, sale, foreclosure or other realization upon any Collateral, as well as any Collateral consisting of cash, in accordance with the terms of the Intercreditor Arrangements. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the consideration by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
          SECTION 4.03. Grant of License to Use Intellectual Property. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time and only for so long as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each U.S. Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such U.S. Grantor), to use, license or sublicense any of

32

the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such U.S. Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance with this Section 4.03 shall be binding upon each U.S. Grantor notwithstanding any subsequent cure of an Event of Default.
          SECTION 4.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that, in light of such restrictions and limitations, the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale, whether or not a registration statement for the purpose of registering such Pledged Collateral or any part thereof shall have been filed under the Federal Securities Laws, and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single potential purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

33

ARTICLE V
Miscellaneous
          SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement.
          SECTION 5.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall, to the fullest extent permitted by applicable law be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, the Senior Secured Note Indenture, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Senior Secured Note Indenture, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.
          SECTION 5.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Senior Secured Note Holders and the Issuing Bank and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Senior Secured Notes or any Letters of Credit, regardless of any investigation made by any Lender, Senior Secured Note Holder or Issuing Bank or on their behalf and notwithstanding that the Collateral Agent, any Issuing Bank, any Senior Secured Note Holder or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or the Senior Secured Note Indenture, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, Senior Secured Note or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.
          SECTION 5.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted

34

successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no such Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by the Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Loan Party that is a party hereto and may be amended, modified, supplemented, waived or released with respect to any such Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.
          SECTION 5.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
          SECTION 5.06. Collateral Agent’s Fees and Expenses; Indemnification. The parties hereto agree that the Collateral Agent shall be entitled to (i) reimbursement of its fees and expenses incurred hereunder and under any Security Document as provided in Section 9.05 of the Credit Agreement and Section 4.11 of the First Lien Intercreditor Agreement and (ii) indemnification hereunder and under any Security Document as provided in Section 4.11 of the First Lien Intercreditor Agreement. Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.
          SECTION 5.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary within the scope of the powers granted to it hereunder to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent and (h) subject to pre-existing licenses with third-party counterparties, to use, sell, assign, transfer, pledge, make any agreement with

35

respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or bad faith as determined by a court of competent jurisdiction by final and nonappealable judgment.
          SECTION 5.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 5.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent, the Indenture Trustee, any Issuing Bank, any Senior Secured Note Holder or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Indenture Trustee, the Issuing Banks, the Senior Secured Note Holders and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Senior Secured Note or of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Senior Secured Note Holder, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties party hereto with respect to which such waiver, amendment or modification is to apply.
          SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

36

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.
          SECTION 5.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 5.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 5.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 5.14. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in

37

other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Indenture Trustee, any Issuing Bank, any Senior Secured Note Holder or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction.
          (b) Each of the Grantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 5.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          (d) Each Grantor hereby irrevocably designates and appoints the U.S. Term Borrower as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Agreement that may be instituted by the Collateral Agent, the Administrative Agent, the Indenture Trustee, any Issuing Bank, any Senior Secured Note Holder or any Lender in any Federal or state court in the State of New York. Each Grantor hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to the U.S. Term Borrower, with written notice of said service to such Person at the address above shall be effective service of process for any action, suit or proceeding brought in any such court.
          SECTION 5.15. Termination or Release. (a) This Agreement, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate, and the Grantors shall automatically be released from their obligations hereunder, when all the Obligations (excluding contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Senior Secured Note Holders have no further commitment to lend under the Senior Secured Note Indenture, the aggregate L/C Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.
          (b) A Grantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Grantor shall be automatically released (i) upon the release of the guarantee of such Grantor of the Obligations in accordance with the Loan Documents, (ii) to the extent necessary to enable such Grantor to consummate any merger, amalgamation, consolidation or sale of all or substantially all assets, to or with any Person that is not and is not required to

38

become a Grantor under any Loan Document, in each case to the extent not prohibited under the Loan Documents (or in respect of which all necessary consents or waivers are granted) and (iii) to the extent necessary to facilitate the assumption by a successor in interest to the obligations of a Grantor in accordance with the terms of the Loan Documents.
          (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Loan Documents to any Person that is not the Borrowers, the Issuers or any other Loan Party, or, upon the effectiveness of any written consent under any Loan Document to the release of the Security Interest granted hereby in any Collateral, the Security Interest in such Collateral shall be automatically released.
          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.15 shall be without recourse to, or representation or warranty by, the Collateral Agent or any Secured Party. Without limiting the provisions of Section 5.06, the Borrowers and the Issuers shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 5.15.
          SECTION 5.16. Additional Subsidiaries. Any Subsidiary that after the date hereof is required to guarantee or otherwise become a party hereto pursuant to Section 5.12 of the Credit Agreement or Section 4.11 of the Senior Secured Note Indenture shall enter into this Agreement as a U.S. Grantor or a Non-U.S. Grantor, as applicable, upon becoming a Subsidiary. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
          SECTION 5.17. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Secured Party is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final)) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 5.17 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

39

          SECTION 5.18. Limitations on Swiss Grantors. If the security granted under this Agreement is given by a Grantor incorporated or for tax purposes resident in Switzerland (a “Swiss Grantor”), such Swiss Grantor shall:
          (a) only be liable under any provision contained in this Agreement (including, for the avoidance of doubt, any restructuring of such Swiss Grantor’s rights of set-off and/or subrogation and its duties to subordinate claims) in relation to obligations (other than obligations under the Loan Documents of (y) the Swiss Grantor (i) incurred as Borrower under the Credit Agreement, (ii) incurred as borrower under a Local Facility Agreement (as defined in the Credit Agreement), (iii) incurred as a party to and beneficiary under any Hedging Agreement (as defined in the Credit Agreement), (iv) owed as Cash Management Obligations, provided the Swiss Grantor is a beneficiary of the Cash Management Services causing such Cash Management Obligations (in each case, as defined in the Credit Agreement), (v) incurred as a party to and beneficiary under any Additional Agreement or (vi) to the extent certain proceeds of the Senior Secured Note Indenture have been made available to the Swiss Grantor, up to such proceeds, and (z) a direct or indirect subsidiary of the Swiss Grantor (the “Swiss Grantor’s Subsidiary”) (i) incurred as Borrower under the Credit Agreement, (ii) incurred as borrower under a Local Facility Agreement (as defined in the Credit Agreement), (iii) incurred as a party to and beneficiary under any Hedging Agreement (as defined in the Credit Agreement), (iv) owed as Cash Management Obligations, provided the Swiss Grantor’s Subsidiary is a beneficiary of the Cash Management Services causing such Cash Management Obligations (in each case, as defined in the Credit Agreement), (v) incurred as a party to and beneficiary under any Additional Agreement or (vi) to the extent certain proceeds of the Senior Secured Note Indenture have been made available to the Swiss Grantor’s Subsidiary, up to such proceeds) to the extent such obligations do not constitute a repayment of capital (Einlagerueckgewaehr), a violation of the legally protected reserves (gesetzlich geschuetzte Reserven) or a payment of a (constructive) dividend prohibited by the Swiss Federal Code of Obligations by such Swiss Grantor and in the maximum amount of its profits available for the distribution of dividends at the point in time such Swiss Grantor’s obligations fall due (being the balance sheet profits and any free reserves made for this purpose, in each case in accordance with the relevant Swiss law);
          (b) pass for such payments shareholder’s resolutions for the distribution of dividends in accordance with the relevant provisions of the Swiss Federal Code of Obligations being in force at that time (currently the profits available for the distribution of dividends as described above must be determined based on an audited balance sheet and such shareholders’ resolution must be based on a report from the Swiss Grantor’s auditors approving the proposed distribution of dividends); and
          (c) deduct from such payments Swiss Anticipatory Tax (withholding tax) at the rate of 35% (or such other rate as in force from time to time) and subject to any applicable double taxation treaty and/or agreements entered into with the Swiss Federal Tax administration:
       (i) pay such deduction to the Swiss Federal Tax Administration.

40

       (ii) give evidence to the Administrative Agent, each Lender and/or Issuing Bank (as the case may be) of such deduction in accordance with Section 2.20 of the Credit Agreement and Section 4.15 of the Senior Secured Note Indenture.
       (iii) but, to the extent such a deduction is made, not be obliged to gross-up pursuant to Section 2.20 of the Credit Agreement and Section 4.15 of the Senior Secured Note Indenture if as a result of such gross-up the aggregate amounts paid to the Administrative Agent, each Lender and/or each Issuing Bank (as the case may be) and the Swiss Federal Tax administration exceed the maximum amount of its profits available for the distribution of dividends.
          SECTION 5.19. Limitations on Dutch Grantors. No obligations shall be included in the definition of “Obligations” with respect to any Dutch Grantor to the extent that, if included, the security interest granted pursuant to this Agreement or any part thereof would be void as a result of a violation of the prohibition on financial assistance as contained in Articles 2:98c and 2:207c of the Dutch Civil Code or any other applicable financial assistance rules under any relevant jurisdiction (the “Prohibition”) and all provisions hereof will be construed accordingly. For the avoidance of doubt, this Agreement will continue to secure those obligations which, if included in the definition of “Obligations”, would not constitute a violation of the Prohibition.
          SECTION 5.20. Incorporation of Rights. The rights, duties, privileges, protections and benefits of the Collateral Agent set forth in the First Lien Intercreditor Agreement are hereby incorporated herein by reference.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Vice President & Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS, INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Vice President & Secretary

REYNOLDS GROUP ISSUER LLC,

by
/s/ Helen Golding Name: Helen Golding
Title: Secretary

REYNOLDS GROUP ISSUER INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Secretary

REYNOLDS GROUP HOLDINGS INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Secretary

REYNOLDS PACKAGING MACHINERY INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

REYNOLDS CONSUMER PRODUCTS INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

REYNOLDS FOIL INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Secretary

BAKERS CHOICE PRODUCTS, INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

CSI MEXICO LLC,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Vice President & Assistant Secretary

SIG HOLDING USA, INC.,

by
/s/ Michele Needham Name: Michele Needham
Title: President, Chief Executive Officer, Treasurer and Chief Financial Officer

SIG COMBIBLOC INC.,

by
/s/ Michele Needham Name: Michele Needham
Title: Treasurer and Chief Financial Officer

SOUTHERN PLASTICS INC.,

by
/s/ Helen Golding Name: Helen Golding
Title: Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL B.V.,

by
/s/ Helen Golding Name: Helen Golding
Title: Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.,

by
/s/ Helen Dorothy Golding Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG FINANZ AG,

by
/s/ Helen Dorothy Golding Name: Helen Dorothy Golding
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, as Collateral Agent,

By
/s/ Catherine F. Donohue Name: Catherine F. Donohue
Title: Vice President

Exhibit A to the
Collateral Agreement
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 20 [•] to the Collateral Agreement dated as of November 5, 2009 (the “Collateral Agreement”), among REYNOLDS GROUP HOLDINGS INC., a corporation organized under the laws of the state of Delaware (“RGHI”), REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a corporation organized under the laws of the state of Delaware (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a corporation organized under the laws of the state of Delaware (together with the U.S. Term Borrowers, the “Borrowers”), REYNOLDS GROUP ISSUER LLC, a limited liability company formed under the laws of the state of Delaware (the “U.S. Issuer”), REYNOLDS GROUP ISSUER INC., a corporation organized under the laws of the state of Delaware (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), each Subsidiary of Holdings from time to time party thereto (each such Subsidiary, the Borrowers and the Issuers are referred to collectively herein as the “Grantors”) and THE BANK OF NEW YORK MELLON, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
          A. Reference is made to (a) the Credit Agreement dated as of November 5, 2009 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”), (b) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Senior Secured Note Indenture”), among the Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc.

and The Bank of New York Mellon, as trustee (in such capacity, the “Indenture Trustee”), principal paying agent, transfer agent and registrar and (c) the First Lien Intercreditor Agreement dated as of November 5, 2009 (as amended, novated, supplemented, restated or modified from time to time, the “First Lien Intercreditor Agreement”), among the Collateral Agent, the Indenture Trustee, the Administrative Agent and the Loan Parties party thereto.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms pursuant to the Collateral Agreement.
          C. The Grantors have entered into the Collateral Agreement in order to induce the Secured Parties to extend credit to the Grantors pursuant to the Loan Documents. Section 5.16 of the Collateral Agreement provides that additional [Non-] U.S. Subsidiaries of Holdings may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned [Non-] U.S. Subsidiary (the “New [Non-] U.S. Subsidiary”) is executing this Supplement in accordance with the requirements of the Collateral Agreement and the other Loan Documents to become a Grantor under the Collateral Agreement in order to induce the Secured Parties to extend additional credit and as consideration for credit previously extended, in each case, under the Loan Documents.
          Accordingly, the Collateral Agent and the New [Non-] U.S. Subsidiary agree as follows:
          SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New [Non-] U.S. Subsidiary by its signature below becomes a [Non-] U.S. Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a [Non-] U.S. Grantor and the New [Non-] U.S. Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a [Non-] U.S. Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a [Non-] U.S. Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New [Non-] U.S. Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New [Non-] U.S. Subsidiary’s right, title and interest in and to the Collateral of the New [Non-] U.S. Subsidiary to the extent provided in the Collateral Agreement. Each reference to a “Grantor” and “[Non-] U.S. Grantor” in the Collateral Agreement shall be deemed to include the New [Non-] U.S. Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
          SECTION 2. The New [Non-] U.S. Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New [Non-] U.S. Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. The New [Non-] U.S. Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information, with respect to such New [Non-] U.S. Subsidiary, required by the Perfection Certificate attached as Exhibit B to the Collateral Agreement and (b) set forth under its signature hereto, is the true and correct legal name of the New [Non-]U.S. Subsidiary and its jurisdiction of organization.
          SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All communications and notices hereunder shall (except as otherwise permitted by the Collateral Agreement) be in writing and given as provided pursuant to Section 5.01 of the Collateral Agreement.
          SECTION 9. The New [Non-] U.S. Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 5.06 of the Collateral Agreement, mutatis mutandis.
          SECTION 10. [The New Non-U.S. Subsidiary is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [If applicable:] The grant of security by the New Non-U.S. Subsidiary in respect of obligations of any Person other than its subsidiary is subject to the following limitations:

          (a) if the New Non-U.S. Subsidiary is incorporated in [      ], the limitations set forth in Section [      ] of the Collateral Agreement; and
          (b) [if the New Non-U.S. Subsidiary is incorporated in any other jurisdiction, is granting security other than in respect of its subsidiary and limitations other than those set out in Section [      ] of the Collateral Agreement are agreed in respect of the New Non-U.S. Subsidiary by the Applicable Representative, insert limitation wording for relevant jurisdiction that is reasonably satisfactory to the Applicable Representative.]]

          IN WITNESS WHEREOF, the New [Non-] U.S. Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW [NON-] U.S. SUBSIDIARY],
By
Name:
Title: Address: Legal Name: Jurisdiction of Formation:

THE BANK OF NEW YORK MELLON, as Collateral Agent,
By
Name:
Title:

Signature Page to Supplement to Collateral Agreement

Schedule I to
Supplement No. [•] to the
Collateral Agreement
Collateral of the New [Non-] U.S. Subsidiary
EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Principal
Issuer	Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY
[Follow format of Schedule III to the
Collateral Agreement.]
[OTHER INFORMATION REQUIRED BY PERFECTION CERTIFICATE]

Exhibit B to the
Collateral Agreement
FORM OF PERFECTION CERTIFICATE

[Provided separately]

Schedule I to the
Collateral Agreement
GRANTORS
I.    U.S. Grantors
BAKERS CHOICE PRODUCTS, INC., a Delaware corporation
CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a Delaware corporation
CLOSURE SYSTEMS INTERNATIONAL INC., a Delaware corporation
CLOSURE SYSTEMS MEXICO HOLDINGS LLC, a Delaware limited liability company
CSI MEXICO LLC, a Delaware limited liability company
CSI SALES & TECHNICAL SERVICES INC., a Delaware corporation
REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a Delaware corporation
REYNOLDS CONSUMER PRODUCTS, INC., a Delaware corporation
REYNOLDS FOIL INC., a Delaware corporation
REYNOLDS GROUP HOLDINGS INC., a Delaware corporation
REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company
REYNOLDS GROUP ISSUER INC., a Delaware corporation
REYNOLDS PACKAGING MACHINERY INC., a Delaware corporation
REYNOLDS SERVICES INC., a Delaware corporation
SIG COMBIBLOC INC., a Delaware corporation
SIG HOLDING USA, INC., a Delaware corporation
SOUTHERN PLASTICS INC., a Louisiana corporation

Schedule I to the
Collateral Agreement
II.    Non-U.S. Grantors
CLOSURE SYSTEMS INTERNATIONAL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.ÀR.L, a company incorporated as a société à responsabilité limitée under the laws of Luxembourg
SIG FINANZ AG, a Swiss corporation

Schedule II.A to the
Collateral Agreement
U.S. GRANTOR PLEDGED STOCK

	Number of	Registered	Number and Class of	Percentage of Equity
Issuer	Certificate	Owner(s)	Equity Interest	Interests
Bakers Choice Products,		Reynolds Consumer
Inc.	2	Products Holdings Inc.	1,000 Common	100.00%

Closure Systems		Closure Systems
International, Inc.	6	International Holdings Inc.	100 Common	100.00%

CSI Sales & Technical		Closure Systems
Services Inc.	2	International Holdings Inc.	1,000 Common	100.00%

Grupo CSI de Mexico S. de	N/A	Closure Systems Mexico	Membership Interests	42.52%
R.L. de C.V.		Holdings LLC;	Membership Interests	52.48%
		CSI Mexico LLC

Reynolds Consumer Products		Reynolds Group Holdings
Holdings Inc.	3	Inc.	2,000 Common	100.00%

Reynolds Consumer		Reynolds Consumer
Products, Inc.	86	Products Holdings Inc.	100 Common	100.00%

		Reynolds Consumer
Reynolds Foil Inc.	1 and 2	Products Holdings Inc.	2,000 Common	100.00%

Reynolds Group Issuer		Reynolds Group Holdings
Inc.	2	Inc.	1,000 Common	100.00%

Reynolds Group Issuer		Reynolds Group Holdings	Membership
LLC	1	Inc.	Interest	100.00%

Reynolds Packaging		Closure Systems
Machinery, Inc.	3	International Holdings Inc.	100 Common	100.00%

		Reynolds Consumer
Reynolds Services Inc.	1	Products Holdings Inc.	1,000 Common	100.00%

SIG Combibloc Inc.	2	SIG Holding USA, Inc.	35,000 Common	100.00%
	2		23,500 6% Cumulative	100.00%
			Preferred

		Closure Systems	15,000 Class A
Southern Plastics Inc.	30	International Holdings Inc.	Common	100.00%

Schedule II.B to the
Collateral Agreement
U.S. GRANTOR PLEDGED DEBT SECURITIES

Issuer	Holder	Principal Amount	Date of Note	Maturity Date
Closure Systems	Reynolds Group	$357,426,864.43	November 5,	October 15, 2016
International Holdings Inc.	Issuer LLC		2009

Reynolds Group	Reynolds Group	$342,590,127.67	November 5,	October 15, 2016
Holdings Inc.	Issuer LLC		2009

Schedule II.C to the
Collateral Agreement
NON-U.S. GRANTOR PLEDGED STOCK

	Number of	Registered	Number and Class of	Percentage of Equity
Issuer	Certificate	Owners	Equity Interest	Interests
Reynolds Group Holdings Inc.	1	Beverage Packaging Holdings (Luxembourg) III S.à r.l	1,000 Common	100.00%

SIG Holding USA, Inc.	2	SIG Finanż AG	1,000 Common	100.00%

Closure Systems Mexico Holdings LLC	N/A	Closure Systems International B.V.	Membership Interest	100.00%

CSI Mexico LLC	N/A	Closure Systems International B.V.	Membership Interest	100.00%

Exhibit II.D to the
Collateral Agreement
NON-U.S. GRANTOR PLEDGED DEBT SECURITIES

Issuer	Holder	Principal Amount	Date of Note	Maturity Date
None

Schedule III to the
Collateral Agreement
COPYRIGHTS OWNED BY THE U.S. GRANTORS
U.S. Copyright Registrations

Name of U.S. Grantor	Exhibit Number
Reynolds Consumer Products, Inc.	A-1
Reynolds Foil Inc.	A-2
     The following entities have no US Copyright registrations: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems International Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Combibloc Inc., SIG Holding USA, Inc. and Southern Plastics Inc.
Pending U.S. Copyright Applications for Registration
None
Non-U.S. Copyright Registrations
None
Non-U.S. Pending Copyright Applications for Registration
None

III-2
LICENSES
     I.  Licenses/Sublicenses of U.S. Grantors as Licensors/Sublicensors on Date Hereof
     A. Copyrights
None
     B. Patents
U.S. Patents
None
U.S. Patent Applications
None
Non-U.S. Patents
None
Non-U.S. Patent Applications
None
     C. Trademarks
U.S. Trademarks

	Licensee Name	Date of License/
Name of U.S. Grantor	and Address	Sublicense	U.S. Mark	Reg. No.
Reynolds Foil Inc.	Fredenberg Hausal	November 1, 2005	REYNOLDS	748108
	Tsprodukte KG			853906
	Mallaustrasse 72, D-			1213955
	68219 Mannheim,			1464551
	Germany			1591687
				1591981
				2432237
				2636653
				765763
				1543553
Reynolds Foil Inc.	Global Export Marketing July 1, 2009 Co., Ltd.		DIAMOND	2751459
	ZAMS International			1717088
	FZCO
	450 Seventh Avenue
	Suite 2200, New York,
	NY 10123
	PO Box 17228, Dubai, UAE

III-3
U.S. Trademark Applications
None
Non-U.S. Trademarks
None
Non-U.S. Trademark Applications
None
D. Others
None

III-4
          II. Licenses/Sublicenses of U.S. Grantors as Licensees/Sublicensees on Date Hereof
     A. Copyrights
U.S. Copyrights
None
Non-U.S. Copyrights
None
     B. Patents
U.S. Patents

Date of
	Licensor Name	License/
Name of U.S. Grantor	and Address	Sublicense	Patent No.
Reynolds Consumer Products, Inc.	Illinois Tool Works Inc.	June 21, 2007	5,729,876; 5,209,574; 4,929,487
3600 West Lake Avenue
Glenview Illinois 60025
U.S. Patent Applications
None
Non-U.S. Patents
None
Non-U.S. Patent Applications
None
C. Trademarks
U.S. Trademarks

	Licensee Name	Date of License/
Name of U.S. Grantor	and Address	Sublicense	U.S. Mark	Reg. No.
Reynolds Consumer	Illinois Tool Works Inc	June 21, 2007	(design)	946,120
Products, Inc.	3600 West Lake Avenue			1,055,114
	Glenview Illinois 60025			1,294,243

III-5
U.S. Trademark Applications
None

Non-U.S. Trademarks
None
Non-U.S. Trademark Applications
D. Others
None

III-6
PATENTS OWNED BY THE U.S. GRANTORS
U.S. Patents

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	B-1
Reynolds Consumer Products, Inc.	B-2
Reynolds Foil Inc.	B-3
SIG Combibloc Inc.	B-4
     The following entities have no US Patents: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and Southern Plastics Inc.
U.S. Patent Applications

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	B-5
Reynolds Consumer Products, Inc.	B-6
Reynolds Foil Inc.	B-7
     The following entities have no US patent applications: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Combibloc Inc., SIG Holding USA, Inc. and Southern Plastics Inc.
Non-U.S. Patents

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	B-8
Reynolds Consumer Products, Inc.	B-9
Reynolds Foil Inc.	B-10
SIG Combibloc Inc.	B-11
     The following entities have no Non-U.S. Patent: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds

III-7
Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and Southern Plastics Inc.
Non-U.S. Patent Applications

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	B-8
Reynolds Consumer Products, Inc.	B-9
Reynolds Foil Inc.	B-10
     The following entities have no Non-U.S. patent applications: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems International Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and Southern Plastics Inc.

III-8
TRADEMARKS/TRADE NAMES OWNED BY THE U.S. GRANTORS.
U.S. Trademark Registrations

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	C-1
Reynolds Consumer Products, Inc.	C-2
Reynolds Foil Inc.	C-3
SIG Combibloc Inc.	C-4
     The following entities have no US Trademark registrations: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and Southern Plastics Inc.
U.S. Trademark Applications

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	C-5
Reynolds Foil Inc.	C-6
     The following entities have no US Trademark applications: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Foil Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Combibloc Inc., SIG Holding USA, Inc. and Southern Plastics Inc. Closure Systems International Inc. has no US Trademark Applications other than intent to use applications.
Non-U.S. Trademarks

Name of U.S. Grantor	Exhibit Number
Closure Systems International Inc.	C-7
Reynolds Consumer Products, Inc.	C-8
Reynolds Foil Inc.	C-9
The following entities have no Non-U.S. Trademark applications: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Combibloc Inc., SIG Holding USA, Inc. and Southern Plastics Inc.

III-9
Non-U.S. Trademark Applications

Closure Systems International Inc.	C-7
Reynolds Consumer Products, Inc.	C-8
Reynolds Foil Inc.	C-9
The following entities have no Non-U.S. Trademark applications: Bakers Choice Products, Inc., Closure Systems International Holdings Inc., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Packaging Machinery Inc., Reynolds Services Inc., SIG Combibloc Inc., SIG Holding USA, Inc., Southern Plastics Inc.
U.S. State Trademark Registrations
None

U.S. Trade Names

Name of U.S. Grantor	Country(s) Where Used	Trade Names
Closure Systems International Inc.	United States	Closure Systems International
Closure Systems International Holdings Inc.	United States	Closure Systems International Holdings
CSI Sales & Technical Services Inc.	United States	CSI Sales & Technical Services
Reynolds Packaging Machinery, Inc.	United States	Reynolds Packaging Machinery
Bakers Choice Products, Inc.	United States	Bakers Choice Products
Closure Systems Mexico Holdings LLC	United States	Closure Systems Mexico Holdings
CSI Mexico LLC	United States	CSI Mexico
Reynolds Consumer Products Holdings Inc.	United States	Reynolds Consumer Products Holdings
Reynolds Consumer Products, Inc.	United States	Reynolds Consumer Products
Reynolds Foil Inc.	United States	Reynolds Foil
Reynolds Group Issuer Inc.	United States	Reynolds Group Issuer
Reynolds Group Issuer LLC	United States	Reynolds Group Issuer
Reynolds Group Holdings Inc.	United States	Reynolds Group Holdings
Reynolds Services Inc.	United States	Reynolds Services
SIG Holding USA, Inc.	United States	SIG Holding USA
SIG Combibloc Inc.	United States	SIG Combibloc
Southern Plastics Inc.	United States	Southern Plastics

EXHIBIT A-1
Reynolds Consumer Products Inc.
US Copyright Registrations

Title	Reg. No.
The Geoweb load support system design procedures for granular pavements.	TX-5-060-377
The Geoweb load support system design: GWLD1.DWG, GWLD2.dw	TX-5-060-378
The Geoweb load support system design: practical tips and suggestions.	TX-5-060-379
Presto Geoweb cellular confinement system material specification.	TX-5-060-499
The Geoweb slope protection system: technical overview.	TX-5-060-500
The Geoweb slope protection system: design input checklist.	TX-5-060-501
Geoweb general autoCAD drawings.	TX-5-060-502
Presto ATRA clip overview.	TX-5-060-503
The Geoweb general AutoCAD drawings.	TX-5-060-504
The Geoweb slope protection system AutoCAD drawings.	TX-5-060-505
The Presto Geoweb ATRA clip system.	TX-5-060-506
Perforated Geoweb cellular confinement system: leaders in advance geotechnology.	TX-5-060-507
Geoweb cellular confinement system: Product overview.	TX-5-060-508
Geoweb cellular confinement system.	TX-5-060-509
GEOWEB cellular confinement system design.	TXu-758-780
Slate design.	VA-1-383-796
The Geoweb earth retention system.	TX-5-048-715
The Geoweb load support system technical overview.	TX-5-048-716
The Geoweb load support	TX-5-048-717

EXHIBIT A-1
Reynolds Consumer Products Inc.
US Copyright Registrations

Title	Reg. No.
system design input checklist.
The Geoweb load support system installation guidelines.	TX-5-048-718
The Geoweb slope protection system design methodology.	TX-5-048-719
The Geoweb channel protection system design input checklist.	Tx-5-048-720
The Geoweb channel protection system practical tips and suggestion.	TX-5-048-721
The Geoweb channel protection system.	TX-5-048-722
Geoweb anchor details	TX-5048-723
The Geoweb slope protection system design procedures.	TX-5048-724
The Geoweb channel protection system technical overview.	TX-5-048-725
The Geoweb channel protection system installation guidelines.	TX-5-048-726
The Geoweb earth retention system technical overview.	TX-5-048-727
The Geoweb earth retention system practical tips and suggestions.	TX-5-048-728
The Geoweb earth retention system installation guidelines.	TX-5-048-729
The Geoweb earth retention system design procedures.	TX-5-048-730
The Geoweb slope protection system: Practical tips and suggestions.	TX-5-056-634
The Geoweb slope protection system installation guidelines.	TX-5-056-640
The Geoweb earth retention	TX-5-060-375

2

EXHIBIT A-1
Reynolds Consumer Products Inc.
US Copyright Registrations

Title	Reg. No.
system design input checklist.
The Geoweb load support system design methodology for granular pavements.	TX-5-060-376

3

EXHIBIT A-2
Reynolds Foil Inc.
US Copyright Registrations

Title	Reg. No.
Hazard communication program/produced by a Corporate Industrial Hygiene.	PAu-760-470
Skid Control.	TX-240-332
How to save money using hot water heated by the sun.	TX-810-932
Barbecue.	TX-960-685
Simply the season: simple solution using Reynolds Wrap aluminum foil and Reynolds plastic wrap.	TX-4-690-250
System design methodology/Reynolds Metal Company, I.J. Davis, P.W. Mariner, C.E. Moneymaker.	TXu-98-009
Wrap attack.	TXu-271-335
Design of experiments/G.C. McLaughlin.	TXu-288-721
Fundamental rolling.	TXu-315-121
Skyscraper of pioneers.	VAu-31-251

EXHIBIT B-1
Closures System International Inc. US Patents

Patent Number
5,157,897
5,490,369
5,975,369
6,240,678
6321924
6758359
5,775,059
5,979,702
6,079,592
6,887,066
7,255,824
D-471,455
6,859,745
6,123,212
7,066,360
6,981,601
6,769,559
6,382,440
5,259,522
4,938,370
6,832,706
5,205,426
6,382,445
6,804,870
5,806,707
5,820,807
5,004,112
6,341,721
5,167,335
7,246,695
5,800,764
5,735,426
5,915,585
6,662,526
7,040,489
5,596,251
D-438,800
6,761,275
D-478,889
5,736,172
5,242,068
6,557,714
5,564,582
7,219,480
7,374,053
D-587,118
D-578,889
7,446,663

		EXHIBIT B-2
		Reynolds Consumer Products Inc.
		US Patents

Patent Number	Patent Number	Patent Number	Patent Number
6,059,456	5,901,625	6,843,600	5,242,516
7,189,001	6,063,224	5,988,880	5,133,607
7,219,481	6,983,573	6,402,375	D584,569
6,692,805	6,588,176	6,461,042	5,655,273
6,139,479	6,792,740	5,947,603	D584,925
5,284,430	6,293,896	6,491,432	5,766,706
5,425,911	6,581,358	6,679,027	5,904,425
6,296,924	6,732,491	6,948,849	7,452,131
6,395,372	6,770,018	7,182.514	D567,086
5,878,468	6,530,870	6,306,071	6,442,819
5,934,806	5,023,142	6,293,701	5,449,543
5,470,156	6,152,600	6,450,686	5,893,645
5,509,735	6,131,248	5,827,163	5,216,787
5,489,252	5,057,065	6,412,254	5,273,595
5,551,127	6,698,926	6,231,236	5,552,202
5,647,671	6,531,081	6,287,000	D366,443
6,210,038	6,846,544	6,164,826	5,531,660
6,287,001	6,264,366	5,020,302	5,827,164
6,074,096	7,311,443	5,486,051	7,216,405
6,709,157	6,290,390	5,513,915	7,481,580
7,192,192	6,273,607	D544,791	5,628,566
7,520,673	6,347,885	D-480,988	5,604,000
6,420,022	6,474,866	D-479,467	D382,906
5,385,251	6,572,266	D-511,480	5,839,831
5,480,230	6,866,420	D434,345	5,248,201
5,486,255	6,347,885	D469,721	5,356,222
5,927,906	6,290,391	6,524,002	5,948,493
5,411,692	6,846,108	6,386,760
D-512,909	6,517,242	6,290,393
6,739,755	5,017,021	6,467,956
D-517,948	6,533,456	5,927,855
6,817,763	5,403,094	6,004,032
5,983,466	6,481,890	6,527,444
6,199,256	5,096,063	6,605,026
6,588,177	5,238,306	7,331,160
5,046,300	5,067,822	4,965,097
5,127,208	5,198,055	6,845,598
6,161,271	5,366,294	5,397,182
6,599,227	5,931,582	7,430,844
6,418,605	5,086,927	5,887,980

EXHIBIT B-3
Renolds Foil Inc. US Patents

Patent Number
5,630,563
5,732,868
D558598
7,389,629
D533015
D530562
D559866
D552625
D578020
D538101
D542083
D540111
D556215
D556781
D566542
D569721
D558600
D529756
5,456,968
7,201,358
D530144
D547595
D558795
D558229
D558597
D552924
D546120
D540112
D556216
D550718
D566543
D555510
7,290,660
D531448
D540616
D595593
D593423
D535849
D547604
D540110
D550717
D556217
D555472
D566544
D558599

EXHIBIT B-4
SIG Combibloc Inc.
US Patents

Patent Number
7276281
6766941
6419152
6241646
6098874
6062470
6028289
5934159
5849134
5843364
5782404
5688463
5315923
5306533
5101999
6911241

EXHIBIT B-5
Closure Systems International Inc.
US Patent Applications
Application Number
12/437,283

EXHIBIT B-6
Reynolds Consumer Products Inc.
US Patent Applications

Application Number
10/843,235
11/382,143
11/382,143
11/382,143
11/382,143
11/382,143
11/782,884
11/671,762
11/671,709
11/784,379
11/151,026
10/696,668
11/005,781
10/883,385
11/654,235
11/456,350
11/421,205
11/589,449
60/886,461
11/753,170
11/382,136
11/534,741
11/080,796
11/046,927
11/242,188
11/248,726
11/613,092
10/956,395
60/864,279
60/823,341
60/886,454
11/558,716
11/769,251
60/886,458
60/886,456
10/843,235
10/843,235
11/381,838
10/957,040
11/420,259
11/734,335
10/989,379
11/592,490
11/734,341
10/946,270
90/007,203
90/007,204

EXHIBIT B-7
Reynolds Foil Inc. US Patent Applications

Application Number
11609809
11627909
11835881
11557714
11617300
11740919
12/509104
29/280363
11660474
11556377
29/334400
29/339330
23/342249
29/326978
12/107958
29/325151
12/461,177

EXHIBIT B-8
CSI Inc. Non-U.S. Patents
Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199983/JP	**Removable Inner Promotional Compartment Closure and	Granted	Japan	522630/98	4001632	11/4/2017	RANK-Closure Systems International (CSI)

111248-199996/ZA	Tamper-Indicating Plastic Closure	Granted	South Africa	2283/91	2283/91	3/26/2011	RANK-Closure Systems International (CSI)

111248-100100/AR	Resealable Pushable Container Closure and Cover	Granted	Argentina	P980,102,669	AR013348B1	6/5/2018	RANK-Closure Systems International (CSI)

111248-100100/CL	Resealable Pushable Container Closure and Cover	Granted	Chile	1237/98	1237-98	6/4/2018	RANK-Closure Systems International (CSI)

111248-100100/HU	Resealable Pushable Container Closure and Cover	Granted	Hungary	P0202935	HU0202935	6/4/2018	RANK-Closure Systems International (CSI)

111248-199981/ES	Resealable Pushable Container Closure and Cover	Granted	Spain	98,926,378.50	EPO 1,025,014	6/4/2018	RANK-Closure Systems International (CSI)

111248-199981/IE	Resealable Pushable Container Closure and Cover	Granted	Ireland	98,926,378.50	EPO 1,025,014	6/4/2018	RANK-Closure Systems International (CSI)

111248-199981/PL	Resealable Pushable Container Closure and Cover	Granted	Poland	P-337,774	190365	6/4/2018	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 1

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-100100/CA	Resealable Pushable Container Closure and Cover	Granted	Canada	2,293,535	2,293,535	6/4/2018	RANK-Closure Systems International (CSI)

111248-199981/CO	Resealable Pushable Container Closure and Cover	Granted	Colombia	98,031,423	28038	6/3/2018	RANK-Closure Systems International (CSI)

111248-199981/GB	Resealable Pushable Container Closure and Cover	Granted	United Kingdom	98,926,378.50	1,025,014	6/4/2018	RANK-Closure Systems International (CSI)

111248-199981/MX	Resealable Pushable Container Closure and Cover	Granted	Mexico	9,911,196	220438	6/4/2018	RANK-Closure Systems International (CSI)

111248-199958/AR	**Rectifier Utilizing a Grounded Antenna	Granted	Argentina	P030,100,862	AR038952	3/12/2023	RANK-Closure Systems International (CSI)

IP1999001075/MX	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Mexico	PA/a/2002/001135	234171	8/21/2020	RANK-Closure Systems International (CSI)

IP2001001689/AR	**Interactive Information Package	Granted	Argentina	P020,101,784	AR 033746 B1	5/15/2022	RANK-Closure Systems International (CSI)

111248-100500/CN	**Package with Integrated Transponder	Granted	China	2806476.3	ZL02806476.3	5/15/2022	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 2

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
IP2001001689/JP	**Interative Information Package	Granted	Japan	592,056/02	4151951	5/15/2022	RANK-Closure Systems International (CSI)

IP2001001689/MY	**Interactive Information Package	Granted	Malaysia	PI20,021,774	MY-135347-A	5/16/2022	RANK-Closure Systems International (CSI)

IP2001001689/SG	**Package with Integrated Transponder	Granted	Singapore	200304954-1	100038	5/15/2022	RANK-Closure Systems International (CSI)

111248-199964/MX	**Package with Integrated Transponder	Granted	Mexico	PA/a/2003/008311	240,418	5/15/2022	RANK-Closure Systems International (CSI)

111248-199963/CA	Modular Turret Cage for a Capping Machine	Granted	Canada	2,468,490	2,468,490	5/24/2022	RANK-Closure Systems International (CSI)

IP1999001075/PL	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Poland	P-353,353	202734	8/21/2020	RANK-Closure Systems International (CSI)

IP2002000336/RU	**Container Closure with a Multi-Layer Oxygen Barrier	Granted	Russian Federation	PCT/US03/34267	2336205	10/28/2023	RANK-Closure Systems International (CSI)

IP2003000102/IN	**Apparatus and Method for Molding a Plastic Closure with Air-	Granted	India	1687/CHENP/2005	223309	7/25/2025	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 3

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
IP2003000102/RU	**Apparatus and Method for Molding a Plastic Closure with Air-	Granted	Russian Federation	2005126716	2339516	1/23/2024	RANK-Closure Systems International (CSI)

IP2002003618/MX	**Capping and Nitrogen Dosing Apparatus	Granted	Mexico	PA/a/2006/001372	256412	8/6/2024	RANK-Closure Systems International (CSI)

IP2003000682/MY	(MONITORING ONLY)**Method for Producing an Electrical Circuit	Granted	Malaysia	PI20031583	MY-136587-A	4/25/2023	RANK-Closure Systems International (CSI)

IP2003002421/ZA	**Push-Pull Container Closure	Granted	South Africa	2006/03560	2006/03560	11/4/2024	RANK-Closure Systems International (CSI)

111248-101201/PCT	BULK MATERIAL PACKAGING APPARATUS	Pending	PCT	PCT/US09/43351		5/8/2013	RANK-Closure Systems International (CSI)

111248-100300/TH	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Thailand	59,872	25948	8/23/2020	RANK-Closure Systems International (CSI)

111248-199975/MX	**Method and Apparatus for Automatically Creating Blended	Granted	Mexico	PA/a/2001/001121	223,210	8/2/2019	RANK-Closure Systems International (CSI)

111248-199999/ES	Lined Plastic Closure	Granted	Spain	285,320	285,320	6/4/2012	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 4

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-101000/CL	1873 Bottle Finish Design (1873 standard finish for reduced height	Pending	Chile	833-2007		3/28/2017	RANK-Closure Systems International (CSI)

IP2008000143/CO	Pour spout used in bottles containing liquid substances with different	Granted	Colombia	05-115484	PI 20050922	10/19/2025	RANK-Closure Systems International (CSI)

111248-199996/JP	Tamper-Indicating Plastic Closure	Granted	Japan	507,755/91	2038103	4/2/2011	RANK-Closure Systems International (CSI)

111248-199994/MX	Tamper Indicating Plastic Closure	Granted	Mexico	9,201,614	179,328	4/8/2012	RANK-Closure Systems International (CSI)

111248-199993/MX	Linerless Closure	Granted	Mexico	9,304,884	186,246	8/12/2013	RANK-Closure Systems International (CSI)

111248-199992/BH	Tamper-Indicating Plastic Closure with Segmented Pilfer Band	Granted	Bahrain	859/95	BP1074	6/28/2015	RANK-Closure Systems International (CSI)

111248-199991/JP	Tamper-Indicating Plastic Closure	Granted	Japan	194,920/93	3422526	8/5/2013	RANK-Closure Systems International (CSI)

111248-199986/FR	Capping Head with Magnetic Clutch	Granted	France	9,512,487	9,512,487	10/24/2015	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 5

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199971/MX	**Linerless Closure with Pressure Seal Holding Feature	Granted	Mexico	PA/a/2002/012403	236,342	6/22/2021	RANK-Closure Systems International (CSI)

111248-199970/AU	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Australia	78,835/00	761,701	8/21/2020	RANK-Closure Systems International (CSI)

111248-199985/AR	External Venting Method for Forming Closure Liners	Granted	Argentina	P970,105,841	AR010350B1	12/11/2017	RANK-Closure Systems International (CSI)

111248-199983/AR	**Removable Inner Promotional Compartment Closure and	Granted	Argentina	P970,105,356	AR 010611	11/14/2017	RANK-Closure Systems International (CSI)

111248-199983/AU	**Removable Inner Promotional Compartment Closure and	Granted	Australia	54,288/98	745,509	11/4/2017	RANK-Closure Systems International (CSI)

111248-199983/BR	**Removable Inner Promotional Compartment Closure and	Granted	Brazil	PI9,713,509-7	PI9,713,509-7	11/4/2017	RANK-Closure Systems International (CSI)

111248-199983/DE	**Prize-Holding Bottle Closure	Granted	Germany	97948169.4	EP0938433	11/4/2017	RANK-Closure Systems International (CSI)

111248-199983/ES	**Prize-Holding Bottle Closure	Granted	Spain	97948169.4	EP0938433	11/4/2017	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 6

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199983/FR	**Prize-Holding Bottle Closure	Granted	France	97948169.4	EP0938433	11/4/2017	RANK-Closure Systems International (CSI)

111248-199983/GB	**Prize-Holding Bottle Closure	Granted	United Kingdom	97948169.4	EP0938433	11/4/2017	RANK-Closure Systems International (CSI)

111248-199983/MX	**Removable Inner Promotional Compartment Closure and	Granted	Mexico	994,520	214,125	11/4/2017	RANK-Closure Systems International (CSI)

111248-199983/PH	**Removable Inner Promotional Compartment Closure and	Granted	Philippines	58,434	1-1997-58434	11/5/2017	RANK-Closure Systems International (CSI)

111248-199979/MX	**Method and Apparatus for Compacting and Winding Flat	Granted	Mexico	996,705	220,865	1/20/2018	RANK-Closure Systems International (CSI)

111248-199979/PH	**Method and Apparatus for Compacting and Winding Flat	Granted	Philippines	1-1998-00120	1-1998-00120	1/20/2018	RANK-Closure Systems International (CSI)

111248-199969/ZA	**Venting Plastic Closure	Granted	South Africa	2013/03	2003/2013	9/6/2021	RANK-Closure Systems International (CSI)

111248-199977/MX	Improved Easy-Open Promotion Compartment	Granted	Mexico	000,335	220,337	7/9/2018	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 7

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199976/DE	**Capping Head with Torque Adjustment Using Magnets	Granted	Germany	99935445.9	69,905,047.20	7/8/2019	RANK-Closure Systems International (CSI)

111248-199976/FR	**Capping Head with Torque Adjustment Using Magnets	Granted	France	99935445.9	EPO 1,094,983	7/8/2019	RANK-Closure Systems International (CSI)

111248-199976/MX	Capping Head with Torque Adjustment	Granted	Mexico	2001/000253	237,028	7/8/2019	RANK-Closure Systems International (CSI)

111248-199970/CN	**Plastic Closure with Rotation -Inhibiting Projections	Granted	China	00811174.X	ZL00,811,174.X	8/21/2020	RANK-Closure Systems International (CSI)

111248-199970/DE	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Germany	00,969,003.3	60021731	8/21/2020	RANK-Closure Systems International (CSI)

111248-199970/ES	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Spain	00,969,003.3	EPO 1,206,396	8/21/2020	RANK-Closure Systems International (CSI)

111248-199970/GB	**Plastic Closure with Rotation-Inhibiting Projections	Granted	United Kingdom	00,969,003.3	1206396	8/21/2020	RANK-Closure Systems International (CSI)

111248-199970/PH	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Philippines	1-2000-02309	1-2000-02309	8/24/2020	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 8

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199970/TW	**Plastic Closure with Rotation -Inhibiting Projections	Granted	Taiwan	89,117,226	NI-200598	10/3/2020	RANK-Closure Systems International (CSI)

111248-199970/ZA	**Plastic Closure with Rotation-Inhibiting Projections	Granted	South Africa	0277/02	0277/02	8/21/2020	RANK-Closure Systems International (CSI)

111248-101000/MX	1873 Bottle Finish Design (1873 standard finish for reduced height	Granted	Mexico	MX/f/2007/000788	25928	4/12/2022	RANK-Closure Systems International (CSI)

IP2000001705/DE	Aluminum or Plastic Closure Instead of Crown Cork (Returnable	Pending	Germany	19,953,665.10		11/8/2019	RANK-Closure Systems International (CSI)

111248-199981/BR	Resealable Pushable Container Closure and Cover	Granted	Brazil	PI9815539-3	PI9815539-3	6/4/2018	RANK-Closure Systems International (CSI)

111248-199965/AR	Container Closure	Granted	Argentina	P020,100,157	AR 032501	1/17/2022	RANK-Closure Systems International (CSI)

111248-199970/CA	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Canada	2,379,574	2379574	8/21/2020	RANK-Closure Systems International (CSI)

111248-100300/GC	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Gulf Cooperation Council	P/2000/882	GC 0000139	8/26/2020	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 9

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
IP2000001704/DE	Beer Closure System	Pending	Germany	19,942,507.80		9/7/2019	RANK-Closure Systems International (CSI)

IP2001001689/AU	**Interative Information Package	Granted	Australia	259,233/02	2002259233	5/15/2022	RANK-Closure Systems International (CSI)

IP2001001689/PE/01	**Interactive Information Package	Granted	Peru	1180/2004	4013	5/14/2022	RANK-Closure Systems International (CSI)

IP2001001689/PE/02	**Interactive Information Package	Granted	Peru	1181/2004	4678	5/14/2022	RANK-Closure Systems International (CSI)

111248-199964/PH	**Package with Integrated Transponder	Granted	Philippines	1-2003-500786	1-2003-500786	5/15/2022	RANK-Closure Systems International (CSI)

111248-199964/BH	***Interactive Information Package	Granted	Bahrain	897/2002	BP1435	5/14/2022	RANK-Closure Systems International (CSI)

111248-199964/ZA	**Package with Integrated Transponder	Granted	South Africa	6881/03	2003/6881	5/15/2022	RANK-Closure Systems International (CSI)

111248-199961/BR/2	**Closure	Granted	Brazil	DI6202754-9	DI6202754-9	9/23/2027	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 10

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199959/BH	**Apparatus for Molding a Plastic Closure with Air- AssistedEjection	Granted	Bahrain	165/2004	P/1518	1/24/2024	RANK-Closure Systems International (CSI)

111248-100800/MX	**Apparatus and Method for Molding a Plastic Closure with Air-	Granted	Mexico	PA/a/2005/007812	255580	1/23/2024	RANK-Closure Systems International (CSI)

111248-199962/CN	**Container Closure with a Multi-Layer Oxygen Barrier	Granted	China	2.0038E+11	ZL200380102377.8	10/28/2023	RANK-Closure Systems International (CSI)

111248-199970/JP	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Japan	519,564/01	4017393	8/21/2020	RANK-Closure Systems International (CSI)

IP2001003551/MX	Modular Turret Cage for a Capping Machine	Granted	Mexico	PA/a/2004/005024	250099	5/24/2022	RANK-Closure Systems International (CSI)

111248-199986/IT	Capping Head with Magnetic Clutch	Granted	Italy	RM95A000701	1,278,881	10/23/2015	RANK-Closure Systems International (CSI)

111248-199983/IT	**Prize-Holding Bottle Closure	Granted	Italy	97948169.4	EP0938433	11/4/2017	RANK-Closure Systems International (CSI)

111248-199970/IT	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Italy	00,969,003.3	EPO 1,206,396	8/21/2020	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 11

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
IP1999001075/AR	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Argentina	P000,104,333	AR040619B1	8/22/2020	RANK-Closure Systems International (CSI)

IP1999002902/CN	**Venting Plastic Closure	Granted	China	1816009.3	ZL018160009.3	9/6/2021	RANK-Closure Systems International (CSI)

IP2002000336/IN	**Container Closure with a Multi-Layer Oxygen Barrier	Granted	India	1041/CHENP	219229	10/28/2023	RANK-Closure Systems International (CSI)

IP2002003618/ZA	**Capping and Nitrogen Dosing Apparatus	Granted	South Africa	2006/01029	2006/01029	8/6/2024	RANK-Closure Systems International (CSI)

IP2002003816/ZA	Tamper-Indicating Dispensing Closure	Granted	South Africa	2007/00439	2007/00439	7/15/2025	RANK-Closure Systems International (CSI)

111248-199971/ES	**Linerless Closure with Pressure Seal Holding Feature	Granted	Spain	P200,250,077	2229877	6/22/2021	RANK-Closure Systems International (CSI)

IP2008000143/FR	Pour spout used in bottles containing liquid substances with different	Granted	France	5023288.3	EP1659072	10/25/2025	RANK-Closure Systems International (CSI)

IP2008000143/DE	Pour spout used in bottles containing liquid substances with different	Granted	Germany	5023288.3	EP1659072	10/25/2025	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 12

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
IP2008000143/ES	Pour spout used in bottles containing liquid substances with different	Granted	Spain	5023288.3	EP 1659072	10/25/2025	RANK-Closure Systems International (CSI)

IP2008000143/SE	Pour spout used in bottles containing liquid substances with different	Granted	Sweden	5023288.3	EP1659072	10/25/2025	RANK-Closure Systems International (CSI)

IP1997000288/CA	**Method and Apparatus for Compacting and Winding Flat	Granted	Canada	2,277,809	2,277,809	1/20/2018	RANK-Closure Systems International (CSI)

111248-199973//MX	**Stiff and Impact Resistant Compositions Containing	Granted	Mexico	PA/a/2002/012110	252811	7/11/2021	RANK-Closure Systems International (CSI)

IP2003002421/ID	**Push-Pull Container Closure	Granted	Indonesia	W-00200601230	IDP0022961	11/4/2024	RANK-Closure Systems International (CSI)

IP2006000270/ZA	Threaded Container Closure	Granted	South Africa	2005/09909	2005/09909	12/6/2025	RANK-Closure Systems International (CSI)

IP2007000058/MX	Container Closure	Granted	Mexico	2007/001459	25722	7/12/2022	RANK-Closure Systems International (CSI)

IP2008000143/GB	Pour spout used in bottles containing liquid substances with different	Granted	United Kingdom	5023288.3	1659072	10/25/2025	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 13

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
IP2008000143/IT	Pour spout used in bottles containing liquid substances with different	Granted	Italy	5023288.3	1659072	10/25/2025	RANK-Closure Systems International (CSI)

IP2003000102/PH	**Apparatus and Method for Molding a Plastic Closure with Air-	Granted	Philippines	1-2005-501353	1-2005-501353	1/23/2024	RANK-Closure Systems International (CSI)

IP2003000102/AU	**Apparatus and Method for Molding a Plastic Closure with Air-	Granted	Australia	2004207803	2004207803	1/23/2024	RANK-Closure Systems International (CSI)

IP2002003618/AU	**Capping and Nitrogen Dosing Apparatus	Granted	Australia	2004263527	2004263527	8/6/2024	RANK-Closure Systems International (CSI)

IP2007000058/BR	Container Closure	Granted	Brazil	DI6702278-2	DI6702278-2	7/12/2032	RANK-Closure Systems International (CSI)

IP2007000058/EM	Container Closure	Granted	European Union	000756028-0001	000756028-0001	7/12/2032	RANK-Closure Systems International (CSI)

111248-199994/EP	Tamper Indicating Plastic Closure	Granted	EPO	92106060.4	EPO 508,396	4/8/2012	RANK-Closure Systems International (CSI)

111248-199997/EP	Tamper Indicating Plastic Closure	Granted	EPO	90,101,729.30	EPO 381,118	1/29/2010	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 14

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199979/EP	**Method and Apparatus for Compacting and Winding Flat	Granted	EPO	98902627.3	954505	1/20/2018	RANK-Closure Systems International (CSI)

111248-199997/MX	Tamper Indicating Plastic Closure	Granted	Mexico	19,319	178,827	1/30/2010	RANK-Closure Systems International (CSI)

111248-19997/NZ	Tamper Indicating Plastic Closure	Granted	New Zealand	232,297	232,297	1/30/2010	RANK-Closure Systems International (CSI)

IP2008000143/EP	Pour spout used in bottles containing liquid substances with different	Granted	EPO	5023288.3	EP1659072	10/25/2025	RANK-Closure Systems International (CSI)

111248-199979/CL	**Method and Apparatus for Compacting and Winding Flat	Granted	Chile	130/98	41,702	1/20/2018	RANK-Closure Systems International (CSI)

111248-199994/NZ	Tamper Indicating Plastic Closure	Granted	New Zealand	242,179	242,179	3/31/2012	RANK-Closure Systems International (CSI)

111248-199976/EP	**Capping Head with Torque Adjustment Using Magnets	Granted	EPO	99935445.9	EPO 1,094,983	7/8/2019	RANK-Closure Systems International (CSI)

111248-199983/EP	**Prize-Holding Bottle Closure	Granted	EPO	97948169.4	EP0938433	11/4/2017	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 15

Closure Systems International, Inc. (111248)
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	SHORT_TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111248-199981/EP	Resealable Pushable Container Closure and Cover	Granted	EPO	98,926,378.50	EPO 1,025,014	6/4/2018	RANK-Closure Systems International (CSI)

111248-101000/PE	1873 Bottle Finish Design (1873 standard finish for reduced height	Granted	Peru	000388-2007	1917	3/30/2017	RANK-Closure Systems International (CSI)

111248-199970/EP	**Plastic Closure with Rotation-Inhibiting Projections	Granted	EPO	969003.3	1206396	8/21/2020	RANK-Closure Systems International (CSI)

IP1999001075/CL	**Plastic Closure with Rotation-Inhibiting Projections	Granted	Chile	2302-2000	43,981	9/3/2023	RANK-Closure Systems International (CSI)

IP1998001391/EP	**Method and Apparatus for Automatically Creating Blended	Granted	EPO	99,936,006.80	EPO 1,100,737	8/2/2019	RANK-Closure Systems International (CSI)

111248-199993/CL	Linerless Closure	Granted	Chile	969/93	39,728	7/6/2013	RANK-Closure Systems International (CSI)

111248-199997/ZA	Tamper Indicating Plastic Closure	Granted	South Africa	0676/90	0676/90	1/30/2010	RANK-Closure Systems International (CSI)

111248-199994/CL	Tamper Indicating Plastic Closure	Granted	Chile	338/92	38,863	8/12/2009	RANK-Closure Systems International (CSI)

Greenberg Traurig Confidential	Page 16

EXHIBIT B-9
Reynolds Consumer Products
Non-U.S. Patents
Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-100300/EP	RECLOSABLE PACKAGE AND METHODS	Pending	EPO	2786497.4		10/23/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-100400/JP	SLIDER RECLOSABLE BAGS WITH DUAL	Pending	Japan	2002-510346		6/11/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-100500/DE	RECLOSABLE ZIPPER HAVING INTERMITTENT THICKENED	Pending	Germany	10231967.7		7/15/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-100600/EP	METHOD AND APPARATUS FOR FORMING A RECLOSABLE	Pending	EPO	3737621.7		2/4/2023	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-100700/JP/01	METHOD AND APPARATUS FOR FORMING A RECLOSABLE	Pending	Japan	03-333883		10/18/2011	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-100800/JP	METHOD FOR SEPARATE CLOSURE MEMBER	Pending	Japan	Hei 11-142990		5/24/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-101200/FR	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	France	05 0955	757.363 757.370	2/22/2030	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199895/EP	MULTIWALL BAG INCLUDING SLIDER ACTUATED	Granted	EPO	5256150.3	EP1642839	9/30/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 1

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199896/EP	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	European Union	302187	000302187-0001	2/23/2030	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199913/DE	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	Germany	40304646.7	40304646.7	7/8/2028	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199913/GB	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	United Kingdom	3,013,640	3013640	7/14/2028	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199919/EP	RECLOSABLE ZIPPER	Granted	EPO	94103702	647415	3/10/2014	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199928/EP	CLOSURE ARRANGEMENT HAVING THERMAL	Granted	EPO	99300785.5	933303	2/3/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199931/EP	INSULATING BASE STRIP CLOSURE	Granted	EPO	99300288	930240	1/15/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199933/EP	METHOD FOR SEPARATE CLOSURE MEMBER	Granted	EPO	99303956.9	958909		RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199937/CA	RECLOSABLE PROFILE HAVING IMPROVED	Granted	Canada	615225	1336593	8/8/2012	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 2

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199937/EP	RECLOSABLE PROFILE HAVING IMPROVED	Granted	EPO	90305371.8	398732	5/17/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199937/JP	RECLOSABLE PROFILE HAVING IMPROVED	Granted	Japan	128971/90	2868582	5/18/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199938/CA	RECLOSABLE ZIPPER WITH THICKENED OPENING	Granted	Canada	615318	1331588	8/23/2011	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199939/CA	RECLOSABLE ZIPPER WITH COEXTRUDED PEALABLE SEAL	Granted	Canada	614833	1336771	8/22/2012	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199939/EP	RECLOSABLE ZIPPER WITH COEXTRUDED PEALABLE SEAL	Granted	EPO	90305370	398731	5/17/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/AT	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Austria	90300099	E090753	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/BE	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Belgium	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/CA	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Canada	612088	1336802	8/29/2012	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 3

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199940/CH	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Switzerland	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/DE	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Germany	90300099	P69001906.8	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/EP	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	EPO	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/ES	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Spain	90300099	2043262	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/FR	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	France	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/GB	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	United Kingdom	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/GR	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Greece	3008704	930401794	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/IE	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Ireland	3723/89	61633	11/21/2009	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 4

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199940/IT	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Italy	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/JP	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Japan	02-004384	2,825,897	1/11/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/LU	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Luxembourg	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/MX	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Mexico	19002	174402	1/3/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/NL	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Netherlands	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199940/SE	TEXTURIZED GRID MATERIAL FOR CONFINEMENT	Granted	Sweden	90300099	378310	1/4/2010	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199941/CA	RESEALABLE PACKAGE HAVING SLIDER DEVICE	Granted	Canada	2,374,565	2,374,565	6/1/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199941/DE	RESEALABLE PACKAGE HAVING SLIDER DEVICE	Granted	Germany	938283.9	60006115.9	6/1/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 5

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199941/EP	RESEALABLE PACKAGE HAVING SLIDER DEVICE	Granted	EPO	938283.9	1194339	6/1/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199941/FR	RESEALABLE PACKAGE HAVING SLIDER DEVICE	Granted	France	938283.9	1194339	6/1/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199941/GB	RESEALABLE PACKAGE HAVING SLIDER DEVICE	Granted	United Kingdom	938283.9	1194339	6/1/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199943/EP	RESEALABLE CLOSURE MECHANISM HAVING A	Granted	EPO	99305417	978458	7/8/2019	RANK-Presto Products Company	REYN3

111277-199952/AR	REINFORCED CELL MATERIAL	Granted	Argentina	326902	252210	12/15/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/AU	REINFORCED CELL MATERIAL	Granted	Australia	52381/93	666593	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/BR	REINFORCED CELL MATERIAL	Granted	Brazil	P19305069.0	PI9305069.0	12/15/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/CA	REINFORCED CELL MATERIAL	Granted	Canada	2111063	2111063	12/9/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 6

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199952/DE	REINFORCED CELL MATERIAL	Granted	Germany	93120149.5	P69314931.0	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/EP	REINFORCED CELL MATERIAL	Granted	EPO	93120149.5	611849	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/ES	REINFORCED CELL MATERIAL	Granted	Spain	93120149.5	611849	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/FR	REINFORCED CELL MATERIAL	Granted	France	93120149.5	611849	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/GB	REINFORCED CELL MATERIAL	Granted	United Kingdom	93120149.5	611849	12/14/2014	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/HK	REINFORCED CELL MATERIAL	Granted	Hong Kong	98102988.3	HK1003842	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/IL	REINFORCED CELL MATERIAL	Granted	Israel	108013	108013	12/13/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/IT	REINFORCED CELL MATERIAL	Granted	Italy	93120149.5	611849	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 7

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199952/JP	REINFORCED CELL MATERIAL	Granted	Japan	315515/93	2784315	12/15/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/KR	REINFORCED CELL MATERIAL	Granted	Korea (South)	93-27783	196550	12/15/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/MX	REINFORCED CELL MATERIAL	Granted	Mexico	937960	189384	12/15/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/MY	REINFORCED CELL MATERIAL	Granted	Malaysia	PI9302713	MY-113567-A	4/30/2017	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/SG	REINFORCED CELL MATERIAL	Granted	Singapore	9604095-1	49688	12/14/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199952/VE	REINFORCED CELL MATERIAL	Granted	Venezuela	1934-93	56123	12/15/2013	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199955/DE	PROFILE CLEANING SLIDER	Granted	Germany	3004569.4	60300662	2/28/2023	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199955/EP	PROFILE CLEANING SLIDER	Granted	EPO	3004569.4	1342670	2/28/2023	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 8

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199955/FR	PROFILE CLEANING SLIDER	Granted	France	3004569.4	1342670	2/28/2023	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199955/GB	PROFILE CLEANING SLIDER	Granted	United Kingdom	3004569.4	1342670	2/28/2023	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199962/EP	PLASTIC WRAP WITH CLING LAYER	Granted	EPO	1961799.2	1311392	7/31/2021	RANK-Presto Products Company	Reynolds Metals Co.

111277-199963/EP	RECLOSABLE STANDUP PACKAGE AND METHODS	Granted	EPO	2780412.9	EP1441958	9/30/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199965/BR	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	Brazil	DI6000054-6	DI6000054-6	1/25/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199965/DE	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	Germany	40001028.3	40001028.3	1/27/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199965/FR	SLIDER DEVICE FOR RESEALABLE CLOSURE	Granted	France	00/0187	00/0187	1/11/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199971/DE	SLIDER DEVICE PACKAGES AND METHODS FORMERLY	Granted	Germany	1959297.1	EP1305227	7/27/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 9

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199971/EP	SLIDER DEVICE PACKAGES AND METHODS FORMERLY	Granted	EPO	1959297.1	EP1305227	7/27/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199971/FR	SLIDER DEVICE PACKAGES AND METHODS FORMERLY	Granted	France	1959297.1	EP1305227	7/27/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199971/GB	SLIDER DEVICE PACKAGES AND METHODS FORMERLY	Granted	United Kingdom	1959297.1	EP1305227	7/27/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199972/FR	RECLOSA8LE ZIPPER HAVING INTERMITTENT THICKENED	Granted	France	208296	208296	7/3/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199972/GB	RECLOSABLE ZIPPER HAVING INTERMITTENT THICKENED	Granted	United Kingdom	215507.5	2378221	7/4/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199975/AU	SLIDER RECLOSABLE BAGS WITH DUAL	Granted	Australia	275419/01	2001275419	6/11/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199975/DE	SLIDER RECLOSABLE BAGS WITH DUAL	Granted	Germany	1942126.2	60113677	6/11/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199975/EP	SLIDER RECLOSABLE BAGS WITH DUAL	Granted	EPO	1942126.2	EP1289845	6/11/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 10

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199975/FR	SLIDER RECLOSABLE BAGS WITH DUAL	Granted	France	1942126.2	EP1289845	6/11/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199975/GB	SLIDER RECLOSABLE BAGS WITH DUAL	Granted	United Kingdom	1942126.2	EP1289845	6/11/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199977/EP	METHOD OF MANUFACTURING RECLOSABLE PACKAGES	Granted	EPO	127270.7	1123796	12/18/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199978/EP	METHODS FOR POSITIONING SLIDER DEVICES ONTO	Granted	EPO	127287.1	1110876	12/19/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199980/EP	RESEALABLE CLOSURE MECHANISM HAVING SLIDER	Granted	EPO	99972078.2	1139810	11/17/2019	RANK-Presto Products Company	REYN3

111277-199988/EP	METHOD AND APPARATUS FOR MOUTING A SLIDER	Granted	EPO	114981.4	1072525	7/20/2020	RANK-Presto Products Company	REYN3

111277-199991/EP	SLIDER RECLOSABLE PACKAGES WITH DUAL PEEL	Granted	EPO	1959111.4	1303443	7/20/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199993/EP	METHOD AND APPARATUS FOR APPLICATION OF	Granted	EPO	114011	1068814	7/4/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 11

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199993/FR	METHOD AND APPARATUS FOR	Granted	France	114011	1068814	7/4/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.
	APPLICATION OF

111277-199993/GB	METHOD AND APPARATUS FOR	Granted	United Kingdom	114011	1068814	7/4/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.
	APPLICATION OF

111277-199995/AR	CELL CONFINEMENT STRUCTURE	Granted	Argentina	P960105002	4.259	11/1/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/AT	CELL CONFINEMENT STRUCTURE	Granted	Austria	96938726.5	E240437	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/AU	CELL CONFINEMENT STRUCTURE	Granted	Australia	76036/96	716485	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/BE	CELL CONFINEMENT STRUCTURE	Granted	Belgium	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/BR	CELL CONFINEMENT STRUCTURE	Granted	Brazil	PI9611496-7	PI9611496-7	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/CA	CELL CONFINEMENT STRUCTURE	Granted	Canada	2236037	2,236,037	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 12

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199995/CH	CELL CONFINEMENT STRUCTURE	Granted	Switzerland	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/CO	CELL CONFINEMENT STRUCTURE	Granted	Colombia	96-057199	27,422	10/29/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/CZ	CELL CONFINEMENT STRUCTURE	Granted	Czech Republic	PV 1286-98	296340	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/DE	CELL CONFINEMENT STRUCTURE	Granted	Germany	96938726.5	69628182.1	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/DK	CELL CONFINEMENT STRUCTURE	Granted	Denmark	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/EC	CELL CONFINEMENT STRUCTURE	Granted	Ecuador	SP-96-1918	PI-98-1472	11/1/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/EP	CELL CONFINEMENT STRUCTURE	Granted	EPO	96938726.5	EP0858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/ES	CELL CONFINEMENT STRUCTURE	Granted	Spain	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 13

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199995/FI	CELL CONFINEMENT STRUCTURE	Granted	Finland	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/FR	CELL CONFINEMENT STRUCTURE	Granted	France	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/GB	CELL CONFINEMENT STRUCTURE	Granted	United Kingdom	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/GR	CELL CONFINEMENT STRUCTURE	Granted	Greece	20030403111	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/HK	CELL CONFINEMENT STRUCTURE	Granted	Hong Kong	99100437.3	HK1015429	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/HU	CELL CONFINEMENT STRUCTURE	Granted	Hungary	P9902090	N255845	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/ID	CELL CONFINEMENT STRUCTURE	Granted	Indonesia	P-963162	8488	11/1/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/IE	CELL CONFINEMENT STRUCTURE	Granted	Ireland	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 14

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199995/IL	CELL CONFINEMENT STRUCTURE	Granted	Israel	124269	124269	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/IN	CELL CONFINEMENT STRUCTURE	Granted	India	2274/Del/1996	199628	10/22/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/IT	CELL CONFINEMENT STRUCTURE	Granted	Italy	70867BE2003	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/JP	CELL CONFINEMENT STRUCTURE	Granted	Japan	09-517586	3979667	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/KR	CELL CONFINEMENT STRUCTURE	Granted	Korea (South)	703263/1998	485907	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/LU	CELL CONFINEMENT STRUCTURE	Granted	Luxembourg	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/MC	CELL CONFINEMENT STRUCTURE	Granted	Monaco	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/MX	CELL CONFINEMENT STRUCTURE	Granted	Mexico	983295	214763	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 15

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199995/NL	CELL CONFINEMENT STRUCTURE	Granted	Netherlands	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/NO	CELL CONFINEMENT STRUCTURE	Granted	Norway	19981988	318534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/PE	CELL CONFINEMENT STRUCTURE	Granted	Peru	756.96	1440	10/31/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/PH	CELL CONFINEMENT STRUCTURE	Granted	Philippines	I-54601	1199654601	1/3/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/PT	CELL CONFINEMENT STRUCTURE	Granted	Portugal	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/PY	CELL CONFINEMENT STRUCTURE	Granted	Paraguay	94/96	3922	10/24/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/RU	CELL CONFINEMENT STRUCTURE	Granted	Russian Federation	98110264	2196864	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/SA	CELL CONFINEMENT STRUCTURE	Granted	Saudi Arabia	96170525	1655	12/25/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 16

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199995/SE	CELL CONFINEMENT STRUCTURE	Granted	Sweden	96938726.5	858534	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/SG	CELL CONFINEMENT STRUCTURE	Granted	Singapore	9802530-7	53150	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/TR	CELL CONFINEMENT STRUCTURE	Granted	Turkey	98/781	TR199800781	10/30/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/TW	CELL CONFINEMENT STRUCTURE	Granted	Taiwan	85112978	NI-101186	10/23/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/VE	CELL CONFINEMENT STRUCTURE	Granted	Venezuela	1833-96	426	10/31/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199995/ZA	CELL CONFINEMENT STRUCTURE	Granted	South Africa	96/9160	96/9160	10/31/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199996/EP	METHODS OF MANUFACTURING	Granted	EPO	123479.8	1099636	11/7/2020	RANK-Presto Products Company	Reynolds Consumer Products Inc.
	RECLOSABLE PACKAGE

111277-199998/AU	RECLOSABLE PACKAGE AND METHODS	Granted	Australia	2002349910	2002349910	10/23/2022	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 17

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
111277-199998/DE/01	RECLOSABLE PACKAGE HAVING SLIDER DEVICE AND	Granted	Germany	60101145.7	1248732	1/17/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199998/EP/01	RECLOSABLE PACKAGE HAVING SLIDER DEVICE AND	Granted	EPO	1902106.2	1248732	1/17/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277- 199998/FR/01	RECLOSABLE PACKAGE HAVING SLIDER DEVICE AND	Granted	France	1902106.2	1248732	1/17/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199998/GB/01	RECLOSABLE PACKAGE HAVING SLIDER DEVICE AND	Granted	United Kingdom	1902106.2	1248732	1/17/2021	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-199999/EP	CLOSURE ARRANGEMENT FOR RECLOSABLE	Granted	EPO	97950802.5	958184	12/5/2017	RANK-Presto Products Company	REYN3

IP2000003046/BN	CELL CONFINEMENT STRUCTURE	Granted	Brunei Darussalam	96938726.5	858534	12/9/2023	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2000003046/CL	CELL CONFINEMENT STRUCTURE	Granted	Chile	192196	43840	10/31/2016	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2000003229/EP	CLOSURE ARRANGEMENT HAVING A PEELABLE SEAL	Granted	EPO	99971388.6	1165388	11/3/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 18

Reynolds Consumer Products, Inc.
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit	ASSIGNEE
IP2000003229/EP/DE	CLOSURE ARRANGEMENT HAVING A PEELABLE SEAL	Granted	Germany	99971388.6	1165388	11/3/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2000003229/EP/FR	CLOSURE ARRANGEMENT HAVING A PEELABLE SEAL	Granted	France	99971388.6	1165388	11/3/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2000003229/EP/GB	CLOSURE ARRANGEMENT HAVING A PEELABLE SEAL	Granted	United Kingdom	99971388.6	1165388	11/3/2019	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2002000272/EP	TOPFILL RECLOSABLE STANDUP PACKAGE WITH	Granted	EPO	5014111.8	1614634	6/29/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2002000272/EP/DE	TOPFILL RECLOSABLE STANDUP PACKAGE WITH	Granted	Germany	5014111.8	1614634	6/29/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2002000272/EP/FR	TOPFILL RECLOSABLE STANDUP PACKAGE WITH	Granted	France	5014111.8	1614634	6/29/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

IP2002000272/EP/GB	TOPFILL RECLOSABLE STANDUP PACKAGE WITH	Granted	United Kingdom	5014111.8	1614634	6/29/2025	RANK-Presto Products Company	Reynolds Consumer Products Inc.

Greenberg Traurig Confidential	Page 19

EXHIBIT B-10
Reynolds Foil Inc.
Non-U.S. Patents
Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100201/CA	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	Canada	2,575,091		7/22/2025	RANK-Reynolds Consumer Products Company

111247-100201/CN	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	China	200580031654.X		7/22/2025	RANK-Reynolds Consumer Products Company

111247-100201/EM	EVACUABLE RESEALABLE BAG HANDIVAC	Not yet filed	European Union				RANK-Reynolds Consumer Products Company

111247-100201/EP	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	EPO	5787705.2		7/22/2025	RANK-Reynolds Consumer Products Company

111247-100201/HK	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	Hong Kong	8103754.2		7/22/2025	RANK-Reynolds Consumer Products Company

111247-100201/IN	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	India	288/CHENP/2007		7/22/2025	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 1

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100201/JP	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	Japan	2007-522701		7/22/2025	RANK-Reynolds Consumer Products Company

111247-100201/MX	STORAGE SYSTEM HAVING A DISPOSABLE VACUUM BAG HANDIVAC	Pending	Mexico	MX/a/2007/000945		7/22/2025	RANK-Reynolds Consumer Products Company

111247-100222-D/HK	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	Hong Kong	0700806.7M001-M004	0700806.7M001-M004	3/22/2032	RANK-Reynolds Consumer Products Company

111247-100222-D/HK/DIV	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	Hong Kong	0702207.8M001-M002	0702207.8M001-M002	3/22/2032	RANK-Reynolds Consumer Products Company

111247-100222-D1/CA	VACUUM PUMP HANDIVAC	Granted	Canada	120604	120604	5/20/2018	RANK-Reynolds Consumer Products Company

111247-100222-D1/EM	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	European Union	719232	719232	5/3/2032	RANK-Reynolds Consumer Products Company

111247-100224-D3/CA	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	Canada	120603	120603	9/30/2018	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 2

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100224-D3/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0073E+11	ZL200730146 849.0	5/8/2017	RANK-Reynolds Consumer Products Company

111247-100224-D3/EM	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	European Union	719208	719208	5/3/2032	RANK-Reynolds Consumer Products Company

111247-100225-D4/CN	HANDHELD VACUUM PUMP ACCUMULATOR HANDIVAC	Granted	China	2.0073E+11	ZL200730144722.5	4/19/2017	RANK-Reynolds Consumer Products Company

111247-100226-D5/CN	HANDHELD VACUUM PUMP ACCUMULATOR HANDIVAC	Granted	China	200730144723.X	ZL200730144723.X	4/19/2017	RANK-Reynolds Consumer Products Company

111247-100227-D6/CA	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	Canada	120605	120605	9/30/2018	RANK-Reynolds Consumer Products Company

111247-100227-D6/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0073E+11	ZL200730146 850.3	5/8/2017	RANK-Reynolds Consumer Products Company

111247-100227-D6/DIV1/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0083E+11	ZL200830129 034.6	5/8/2017	RANK-Reynolds Consumer Products Company

111247-100227-D6/EM	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	European Union	719216	719216	5/3/2032	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 3

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100232-D1-1/CN	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	China	2.0073E+11	ZL200730007 066.4	3/26/2017	RANK-Reynolds Consumer Products Company

111247-100233-D1-2/CN	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	China	2.0073E+11	ZL200730007 068.3	3/26/2017	RANK-Reynolds Consumer Products Company

111247-100236-D15/CA	VACUUM PUMP PACKAGING HANDIVAC	Granted	Canada	121199	121199	5/20/2018	RANK-Reynolds Consumer Products Company

111247-100236-D15/CN	VACUUM PUMP PACKAGING HANDIVAC	Granted	China	2.0073E+11	ZL200730160 316.8	6/29/2017	RANK-Reynolds Consumer Products Company

111247-100236-D15/EM	VACUUM PUMP PACKAGING HANDIVAC	Granted	European Union	000750385-0001	000750385-0001	6/28/2032	RANK-Reynolds Consumer Products Company

111247-100236-D15/GB	VACUUM PUMP PACKAGING HANDIVAC	Granted	United Kingdom	4003397	4003397	6/27/2032	RANK-Reynolds Consumer Products Company

111247-100240-D19/CA	VACUUM PUMP PACKAGING HANDIVAC	Granted	Canada	121196	121196	5/20/2018	RANK-Reynolds Consumer Products Company

111247-100240-D19/CN	VACUUM PUMP PACKAGING HANDIVAC	Granted	China	2.0073E+11	ZL200730160 315.3	6/29/2017	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 4

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100241-D20A/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0073E+11	ZL200730150 175.1	7/20/2017	RANK-Reynolds Consumer Products Company

111247-100241-D20A/JP	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	Japan	32270/2007	1369942	8/21/2029	RANK-Reynolds Consumer Products Company

111247-100242-D2-1/CN	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	China	200730007065.X	ZL200730007065.X	3/26/2017	RANK-Reynolds Consumer Products Company

111247-100242-D21A/CA	BAG HANDIVAC	Granted	Canada	121513	121513	9/30/2018	RANK-Reynolds Consumer Products Company

111247-100242-D21A/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0073E+11	ZL200730150176.6	7/20/2017	RANK-Reynolds Consumer Products Company

111247-100242-D21A/GB	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	United Kingdom	4003625	4003625	7/16/2032	RANK-Reynolds Consumer Products Company

111247-100243-D2-2/CN	HANDHELD VACUUM PUMP UNIT HANDIVAC	Granted	China	2.0073E+11	ZL200730007067.9	3/26/2017	RANK-Reynolds Consumer Products Company

111247-100243-D22A/CA	BAG HANDIVAC	Granted	Canada	121514	121514	9/30/2018	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 6

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100243-D22A/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0073E+11	ZL200730150177.0	7/20/2017	RANK-Reynolds Consumer Products Company

111247-100243-D22A/JP	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	Japan	32271/2007	1370098	8/21/2029	RANK-Reynolds Consumer Products Company

111247-100244-D23/GB	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	United Kingdom	4003626	4003626	7/16/2032	RANK-Reynolds Consumer Products Company

111247-100244-D23A/CA	BAG HANDIVAC	Granted	Canada	121515	121515	9/30/2018	RANK-Reynolds Consumer Products Company

111247-100244-D23A/CN	EVACUABLE RESEALABLE BAG HANDIVAC	Granted	China	2.0073E+11	ZL200730150178.5	7/20/2017	RANK-Reynolds Consumer Products Company

111247-100250	CONTAINER						RANK-Reynolds

Consumer Products Company
111247-100250/CN	CONTAINER	Pending	China	2.0083E+11		12/30/2018	RANK-Reynolds Consumer Products Company

111247-100250/CN	CONTAINER	Pending	China	2.0083E+11		12/30/2018	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 7

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-100402/CN	SHEET PRODUCT PACKAGE PROJECT TIFFANY	Pending	China	2.0078E+11		8/8/2027	RANK-Reynolds Consumer Products Company

111247-101002/CA	STANDALONE SELFSUPPORT ING DISPOSABLE HEART SHAPED BAKING CUP FUNSHAPES	Granted	Canada	116359	116359	9/19/2017	RANK-Reynolds Consumer Products Company

111247-101004/CA	STANDALONE SELFSUPPORT ING DISPOSABLE STAR SHAPED BAKINGCUP FUNSHAPES	Granted	Canada	115460	115460	8/17/2017	RANK-Reynolds Consumer Products Company

111247-101005/CA	STANDALONE SELFSUPPORT ING DISPOSABLE GHOST SHAPED BAKING CUP FUNSHAPES	Granted	Canada	116358	116358	9/19/2017	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 8

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247- 101006/CA	STANDALONE SELFSUPPORT ING DISPOSABLE FISH SHAPED BAKINGCUP FUNSHAPES	Granted	Canada	116360	116360	9/19/2017	RANK-Reynolds Consumer Products Company

111247-101007/CA	PUMPKINSHAP ED BAKING PAN FUNSHAPES	Granted	Canada	117146	117146	8/15/2017	RANK-Reynolds Consumer Products Company

111247-101008/CA	BUNNY BAKING PAN FUNSHAPES	Granted	Canada	116831	116831	9/5/2017	RANK-Reynolds Consumer Products Company

111247-101009/CA	TREE BAKING PAN LID FUNSHAPES	Granted	Canada	117340	117340	9/5/2017	RANK-Reynolds Consumer Products Company

111247-101010/CA	BUNNY BAKING PAN WITH LID FUNSHAPES	Granted	Canada	116830	116830	9/5/2017	RANK-Reynolds Consumer Products Company

111247-101011/CA	BUNNY BAKING PAN LID FUNSHAPES	Granted	Canada	116829	116829	9/5/2017	RANK-Reynolds Consumer Products Company

111247-101012/CA	PUMPKINSHAP ED BAKING PAN LID FUNSHAPES	Granted	Canada	117147	117147	8/15/2017	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 9

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

					PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-101013/CA	BATSHAPED BAKING CUP FUNSHAPES	Granted	Canada	118022	118022	7/3/2017	RANK-Reynolds Consumer Products Company

111247-101014/CA	BUTTERFLYSHAPED BAKING CUP FUNSHAPES	Granted	Canada	118021	118021	7/3/2017	RANK-Reynolds Consumer Products Company

111247-101016/GB	TREESHAPED BAKING CUP FUNSHAPES	Granted	United Kingdom	4001423	4001423	2/2/2032	RANK-Reynolds Consumer Products Company

111247-101017/CA	HEARTSHAPED BAKING PAN LID FUNSHAPES	Granted	Canada	117145	117145	8/15/2017	RANK-Reynolds Consumer Products Company

111247-101301/CN	DISPENSER FOR SHEET MATERIAL	Pending	China	2.0093E+11		3/26/2019	RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 10

Reynolds Foil Inc d/b/a Reynolds Consumer Products Company
Foreign Intellectual Property Holdings

PATENT
				APPLICATION	GRANT	EXPIRATION	Client/Business
PATID	TITLE	STATUS	COUNTRY	NUMBER	NUMBER	DATE	Unit
111247-SLIDE	SLIDE CUTTER FOR ROLLED SHEET MATERIALS						RANK-Reynolds Consumer Products Company

Greenberg Traurig Confidential	Page 11

EXHIBIT B-11
Sig Combibloc Inc. Non-U.S. Patents

Country	Patent Number
Mexico	217226
Mexico	236436
Canada	2,049,995
Europe	0 472 601
Hong Kong	HK1013591A
Mexico	182,014
New Zealand	233 644
Australia	665 527
Canada	2,108,562
Mexico	177104
Australia	699003
Brazil	PI9608757-9
Canada	2,224,248
Mexico	205462
New Zealand	310853
Australia	707976
Canada	2224266
Mexico	211086
New Zealand	311427
Canada	2,230,486
Mexico	206624

EXHIBIT C-1
Closure Systems International Inc.
US Trademark Registrations

Trademark	Registration Number
Magna Torq	1,314,346
Jetflow	1,314,352
Double-Lok	1,659,792
Uni-Lok	1,661,754
Magna-Torq 2000	2,006,179
Capture	2,402,785
Extra-Lok	2,507,986
Nitro-Lok	2,528,424
Alco-Lok	2,815,826
Omni-Lok	2,890,317
Oxyblock	2,897,558
Extra-Lok XT	3,032,785
Vino-Seal	3,166,955
Aqua-Lok	1,761,402
Sports-Lok	2,671,737
Wing-Lok	1,324,601
We Make Your Packaging Work	3,332,684
Aqua-Lok Mini	3,509,397
Omni-Lok Mini	3,693,058
Nitrolok Mini	3,655,228
Xtra-Lok Mini	3,516,919
Talog	1,269,882
Spirit-Lok	3,184,133

EXHIBIT C-2
Reynolds Consumer Products Inc.
US Trademark Registrations

Trademark	Registration Number
GEORUNNER	2,774,697
PUREMELT	2,613,557
PARTNERING IDEAS INTO SOLUTIONS	2,830,815
STRETCH ‘N HOLD	2,981,978
EXPRESSIONS	3,287,836
FRESH-LOCK	3,576,277
PRESTO	1,016,031
STRETCH-GARD	1,076,401
SOD-SAVER	1,137,893
RAIN-RUN	1,138,774
COMPATIBAG	1,218,436
GEOBLOCK	1,335,543
POWERGARD	1,365,530
GEOWEB	1,351,682
QUICK DRAW	1,433,831
FIESTA	1,447,472
E-Z TIE	1,497,663
FRESH-TRAK	1,540,519
C/NC GARD	1,544,446
SMART SHOPPER	1,550,134
SMART SHOPPER	1,550,135
LITE-GARD	1,567,150
RAIN-RUN	1,554,703
PRESTO	1,157,978
FRESH-TRAK RECLOSABLE ZIPPER	1,563,351
(DESIGN)	1,563,352
FRESH-TRAK	1,559,818
PRESTO	1,565,951
PRESTO	1,574,979
PRESTO	1,563,323
PRESTO	1,569,637
THE PERFECT ALL-AROUND WRAP	1,610,936
POINTGARD	1,664,133
XTRA VALUE	1,729,279
FRESH-LOCK	1,902,169
PRESTO	1,807,470
CHEF’S PRIDE	2,257,410
PUSH ‘N LOCK	2,074,521
ATRA	2,139,741
SPECMAKER	2,330,163
SURE SEAL	2,432,059
SURE SEAL	2,657,566

Trademark	Registration Number
BILT-TUF	2,456,135
BILT-TUF	2,329,789
SOFT SEAL	2,643,729
AGRIWEB	2,665,611
EASY TO BAKE, FUN TO MAKE	3,367,266
FILTERPAVE	3,683,879
GEOSYSTEMS	1,444,150

2

EXHIBIT C-3
Reynolds Foil Inc.
US Trademark Registrations

Trademark	Registration Number
Knight, Horse & Dragon Design	654671
REYNOLON	662,070
REYNOLDS WRAP	677909
Knight, Horse & Dragon Design	705,599
REYNOLDS	748,108
CUT-RITE	847,228
REYNOLDS	853906
SLP	906,205
GSP	906,206
DIAMOND	909,949
REYNOLDS WRAP and Design	1,067,092
(Reynolds Wrap) Design	1,070,888
REYNOLON	1,194,637
REYNOLDS	1,213,955
CUT-RITE	1,454,172
REYNOLDS	1,464,551
Diamond Carton Panel Design	1,554,397
REYNOLDS	1,591,687
REYNOLDS	1,591,981
QWIK SEAL	1,624,804
UNIGARD	1,646,013
DIAMOND	1,717,088
VALUE BUY	1,974,345
STAY CLOSED TAB	2,124,403
HOT BAGS	2,246,676
REYNOLDS	2,432,237
RELEASE	2,619,005
QWIK-SLIDE	2,626,698
DIAMOND & Design (1998)	2,632,121
METRO LINE	2,635,500
METRO LINE	2,641,084
Diamond Carton Panel Design	2,780,859
VOYAGER	2,826,403
The Simple Secret to Better Baking	2,926,378
POT LUX	2,928,908
EZ Slide	2,944,841
Easter Design	2,950,883
Festive Winter	3,092,462
Hearts Design (ALCOA BAKING CUPS DESIGN)	3,143,854
Patriotic Design - ALCOA BAKING CUPS DESIGN (STARS & STRIPES)	3,143,855
Party Design (ALCOA BAKING CUPS DESIGN)	3,143,856
Festive and Design	3,219,017
Reynolds	765763
THE TOUGHER THE BETTER	3,473,233
HANDI-VAC	3,350,020
(design)	755,745

EXHIBIT C-4
SIG Combibloc Inc.
US Trademark Registrations

Trademark	Registration Number
COMBITOP	1914826

EXHIBIT C-5
Closure Systems International Inc.
US Trademark Applications

Trademark	Application Number
Asepti-Lok	77/788,900
Scancap	77/834,496
Scancap Interactive Closure System	77/834,406

EXHIBIT C-6
Reynolds Foil Inc.
US Trademark Applications

Trademark	Application Number
Baked For You	77/568,421
Say It With Cupcakes	77/760,515
Staybrite	77/722,088

Closure Systems International, Inc.
Foreign Trademarks
EXHIBIT C-7

				APPLICATION	REGISTRATION	APPLICATION	REGISTRATION		Registered
TMID	TRADEMARK	STATUS	COUNTRY	NUMBER	NUMBER	DATE	DATE	CLIENT	Owner
111248-300000-0068	DOUBLE-LOK XT	Pending	European Union	3032661		30-Jan-03		RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0051	Econo-Lok XT	Registered	European Union	3032638	3032638	30-Jan-03	20-Dec-04	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0005	Flavor-Lok	Registered	Spain	514388	514388	07-Oct-66	23-Sep-68	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0030	Wing-Lok	Registered	India	1000232	1000232	29-Mar-01	30-Dec-05	RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0033	Wing-Lok	Registered	Nepal		19035/060		30-Apr-03	RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0027	Wing-Lok XT	Registered	China	93126434	768846	25-Dec-93	28-Sep-95	RANK-Closure Systems International (CSI)	H-C Industries, Inc.

111248-300000-0025	Wing-Lok XT	Registered	European Union	3032695	3032695	30-Jan-03	20-Dec-04	RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0026	Wing-Lok XT	Registered	Mexico	584665	821570	22-Jan-03	24-Feb-04	RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0061	SPIRIT-LOK	Registered	Germany	305 45 587,7/20	305 45 587 7/20	29-Jul-05	09-Sep-05	RANK-Closure Systems International (CSI)	Alcoa Deutschland GmbH (ADGX)

111248-300000-0062	SPIRIT-LOK	Registered	WIPO	881702	881702	02-Dec-05	02-Dec-05	RANK-Closure Systems International (CSI)	Alcoa Deutschland GmbH (ADGX)

111248-300000-0009	Aqua-Lok	Registered	Costa Rica	2544/2002	137879	10-Apr-02	24-Mar-03	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0038	Sports-Lok	Registered	Costa Rica	2541/2002	137882	10-Apr-02	24-Mar-03	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0028	Wing-Lok	Registered	Costa Rica	2542/2002	137881	10-Apr-02	24-Mar-03	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0003	Jetflow	Registered	Mexico	177510	451452	07-Sep-93	07-Sep-93	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000PT1	Flavor-Lok	Registered	Portugal	164430	164430	31-Aug-70	16-Oct-72	RANK-Closure Systems International (CSI)

111248-300000-0031	Wing-Lok	Registered	Korea (South)	25,813/97	418309	05-Jun-97	25-Aug-98	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0010	Aqua-Lok	Registered	Honduras	5414/2002	86432	09-Apr-02	17-Dec-02	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0011	Aqua-Lok	Pending	India	1000233		29-Mar-01		RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0012	Aqua-Lok	Registered	Korea (South)	25,811/97	418307	05-Jun-97	25-Aug-98	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0013	Aqua-Lok	Registered	Nepal		19030/060		30-Apr-03	RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0014	Aqua-Lok	Registered	Russian Federation	97712703	170785	22-Aug-97	22-Aug-97	RANK-Closure Systems International (CSI)	Alcoa Inc.

111248-300000-0016	Double-Lok	Registered	Australia	945412	945412	26-Feb-03	28-Feb-03	RANK-Closure Systems International (CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0017	Double-Lok	Registered	China	93126417	765192	25-Dec-93	07-Sep-95	RANK-Closure Systems International (CSI)	H-C Industries, Inc.

1

Closure Systems International, Inc.
Foreign Trademarks

				APPLICATION	REGISTRATION	APPLICATION	REGISTRATION		Registered
TMID	TRADEMARK	STATUS	COUNTRY	NUMBER	NUMBER	DATE	DATE	CLIENT	Owner
111248-300000-0018	Double-Lok	Registered	Costa Rica	2543/2002	137880	10-Apr-02	24-Mar-03	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0019	Double-Lok	Registered	Honduras	5415/2002	87356	09-Apr-02	26-Mar-03	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0020	Double-Lok	Pending	India	1000231		29-Mar-01		RANK-Closure Systems International(CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0022	Double-Lok	Registered	Nepal		19028/060		30-Apr-03	RANK-Closure Systems International(CSI)	Alcoa Closure Systems Int’l, Inc.

111248-300000-0023	Double-Lok	Registered	Russian Federation	97712636	174367	25-Aug-97	20-Apr-99	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0021	Double-Lok*	Registered	Mexico	584659	782026	22-Jan-03	22-Jan-03	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0069	DOUBLE-LOK XT	Registered	Mexico	584660	782027	22-Jan-03	22-Jan-03	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0041	Euro-Lok	Registered	Mexico	336054	583912	12-Jun-98	31-Jul-98	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0043	Extra-Lok	Registered	Japan	20164/2000	4436405	03-Mar-00	01-Dec-00	RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0044	Extra-Lok*	Registered	Mexico	584658	782025	22-Jan-03	22-Jan-03	RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0045	Extra-Lok XT*	Registered	Mexico	584662	782028	22-Jan-03	22-Jan-03	RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0002	Jetflow	Registered	Brazil	822047543	822047543	24-Sep-99	27-Dec-05	RANK-Closure Systems International(CSI)	Alcoa Inc.

164211	MB-LOK MINI	Registered	European Union	7202633	7202633	29-Aug-08	01-Jun-09	RANK-Closure Systems International(CSI)	Closure Systems International Inc (RANK)

111248-300000-0039	Sports-Lok	Registered	Honduras	5417/2002	87340	09-Apr-02	26-Mar-03	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248-300000-0029	Wing-Lok	Registered	Honduras	5416/2002	87352	09-Apr-02	26-Mar-03	RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0032	WING-LOK	Registered	Mexico	584666	805307	22-Jan-03	22-Jan-03	RANK-Closure Systems International(CSI)	Alcoa Closure Systems Int’l, Inc

111248-300000-0034	Wing-Lok	Registered	Russian Federation		168847	25-Aug-97	25-Aug-97	RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0054	X-TRA LOK MINI	Registered	Argentina	2 781 793	2 255 489	25-Oct-07	29-Oct-08	RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0057	X-TRA LOK MINI	Not yet filed	Mexico					RANK-Closure Systems International(CSI)	Alcoa Inc

111248-300000-0055	XTRA-LOK MINI	Registered	Argentina	2783 978	2 257 933	05-Nov-07	12-Nov-08	RANK-Closure Systems International(CSI)	Alcoa Inc.

111248- 300000-0056	XTRA-LOK MINI	Pending	Brazil	829437908		26-Oct-07		RANK-Closure Systems International(CSI)	Alcoa Inc

164210	XTRA-LOK MINI	Registered	European Union	7202526	7202526	29-Aug-08	01-Jun-09	RANK-Closure Systems International(CSI)	Closure Systems International (RANK)

111248-300000-0058	XTRA-LOK MINI	Registered	Mexico	894192	1047950	07-Nov-07	30-Jun-08	RANK-Closure Systems International(CSI)	Alcoa Inc

2

Reynolds Consumer Products Inc.
Foreign Trademarks
EXHIBIT C-8

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Owner
111277-300000-0219	FRESH-LOCK	Registered	Argentina	27-Sep-99	01-Feb-01	2243252	1817572	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0252	GEOBLOCK	Registered	Argentina	13-Feb-95	15-Dec-95	1961597	1584480	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0266	GEOWEB	Registered	Argentina	13-Feb-95	15-Dec-95	1961596	2.095.521	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0143	FRESH-TRAK	Registered	Argentina	24-Aug-92	22-Apr-04	2484483	1978571	RANK-Presto Products Company

111277-300000-0240	FRESH-LOCK	Registered	Australia	04-Mar-05	04-Aug-05	A0000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0310	PRESTO and Starburst Design	Registered	Australia	05-Aug-86	05-Aug-86	449664	449664	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0311	PRESTO and Starburst Design	Registered	Australia	17-Oct-05	24-Aug-07	1080917	1080917	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0126	GEOWEB	Registered	Australia	26-Nov-91	28-May-93	568093	A568093	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0156	FRESH-TRAK	Registered	Australia	09-Oct-92	11-Jan-94	588257	A588257	RANK-Presto Products Company

111277-300000-0254	GEOBLOCK	Registered	Benelux	03-Dec-85	08-Oct-86	679683	416810	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0268	GEOWEB	Registered	Benelux	03-Dec-85	08-Oct-86	679684	418811	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0149	FRESH-TRAK	Registered	Benelux	09-Oct-92	09-Oct-92	787094	521228	RANK-Presto Products Company

111277-300000-0030	PRESTO	Registered	Benelux	05-Mar-82	05-Mar-82	648714	383776	RANK-Presto Products Company

111277-300000-0241	FRESH-LOCK	Pending	Brazil	29-Nov-99		822284073		RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0253	GEOBLOCK	Registered	Brazil	19-Aug-94	08-Oct-96	818020830	818020830	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0267	GEOWEB	Registered	Brazil	19-Aug-94	08-Oct-96	818020857	818020857	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0167	GEOBLOCK	Registered	Brunel Darussalam	09-Mar-93	11-Nov-93	22536	18904	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0166	GEOWEB	Registered	Brunel Darussalam	09-Mar-93	11-Nov-93	22538	18906	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0165	PRESTO	Registered	Brunel Darussalam	09-Mar-93	11-Nov-93	22537	18905	RANK-Presto Products Company

111277-300000-0140	FRESH-LOCK	Registered	Canada	10-Sep-92	04-Aug-95	712438	445782	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0308	POWERGARD	Registered	Canada	19-May-92	04-Jun-93	705584	TMA413.215	RANK-Presto Products Company	Reynolds Consumer Products Inc.

1

Reynolds Consumer Products Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Owner
111277-300000-0295	STRETCHGARD	Registered	Canada	19-May-92	04-Jun-93	705587	TMA413,216	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0297	C/NC GARD	Registered	Canada	19-May-92	04-Jun-93	705582	TMA413,214	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0216	GEOBLOCK	Registered	Canada	12-Jul-99	07-Feb-01	1021875	540914	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0215	GEOWEB	Registered	Canada	12-Jul-99	24-Jan-01	1021876	540231	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0145	FRESH-TRAK	Registered	Canada	20-Oct-92	18-Feb-94	715142	423410	RANK-Presto Products Company

111277-300000-0134	POINTGARD	Registered	Canada	09-Mar-93	04-Feb-94	724076	423141	RANK-Presto Products Company

111 277-300000-0204	PUSH’N LOCK	Registered	Canada	09-Jul-96	06-May-98	817501	493999	RANK-Presto Products Company

111277-300000-0210	NUTRIGARD	Registered	Canada	18-Jun-98	18-Jul-00	881878	530197	RANK-Presto Products Company

111277-300000-0242	FRESH-LOCK	Registered	Chile	24-Sep-99	02-Oct-00	462025	578004	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0269	GEOWEB	Registered	Chile	18-Aug-94	26-Apr-95	282972	444247	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0164	GEOBLOCK	Registered	China	14-Aug-93	14-Apr-95	93068898	740277	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0163	GEOWEB	Registered	China	14-Aug-93	27-Apr-05	93068896	742943	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0162	PRESTO	Rsgjstered	China	14-Aug-93	27-Apr-05	93068897	742929	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0220	FRESH-LOCK	Registered	Colombia	08-Oct-99	06-Jun-00	99064074	227290	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0183	GEOBLOCK	Registered	Colombia	31-Aug-94	30-Dec-94	94038812	171187	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0179	GEOWEB	Registered	Colombia	31-Aug-94	30-Dec-94	94038811	171188	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0195	GEOWEB	Registered	Czech Republic	14-Apr-95	25-Feb-97	9599362	197712	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0233	PRESTO	Registered	Denmark	30-Mar-82	07-Nov-86	VR 1982 0158	VR 1986 03549	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0256	GEOBLOCK	Registered	Denmark	12-Dec-85	14-Aug-87	7079/1985	VR 1987 02628	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0272	GEOWEB	Registered	Denmark	12-Dec-85	14-Aug-87	7078/1985	VR 1987 02627	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0152	FRESH-TRAK	Registered	Denmark	12-Oct-92	25-Dec-92	VA072051992	VR118381992	RANK-Presto Products Company

111277-300000-0225	PRESTO	Registered	Dominican Republic	07-Nov-01	30-Jan-02	2003-7195	133349	RANK-Presto Products Company

111277-300000-0032	PRESTO	Registered	Dominican Republic	09-Dec-81	10-Dec-81		33215	RANK-Presto Products Company

2

Reynolds Consumer Products Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Owner
111277-300000-0273	GEOWEB	Registered	Ecuador	27-Sep-94	30-Jun-99	50540/94	1210-99	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0243	FRESH-LOCK	Registered	European Union	04-Mar-05	04-Aug-05	AD000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0270	GEOWEB	Registered	European Union	04-Dec-07	20-Jan-09	6484927	6484927	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000EU	Handi-Vac	Pending	European Union	01-May-08		6882849		RANK-Presto Products Company

111277-300000-0226	FRESH-LOCK	Not yet filed	European Union					RANK-Presto Products Company

111277-300000-0258	GEOBLOCK	Registered	France	17-Dec-85	17-Dec-85	772674	1335298	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0303	GEOSYSTEMS	Registered	France	17-Dec-85	17-Dec-85	772675	1335299	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0275	GEOWEB	Registered	France	17-Dec-85	17-Dec-85	772676	1335300	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0147	FRESH-TRAK	Registered	France	05-Nov-92	06-Nov-92	92440652	92440652	RANK-Presto Products Company

111277-300000-0060	SMART SHOPPER	Registered	France	03-Mar-83	03-Mar-83	656842	1229093	RANK-Presto Products Company

111277-300000-0255	GEOBLOCK	Registered	Germany	25-Dec-85	10-Feb-87	P33456/19WZ	1102333	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0271	GEOWEB	Registered	Germany	23-Dec-85	10-Feb-87	P33458/19WZ	1102334	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0312	PRESTO and Starburst Design	Registered	Germany	18-Oct-84	24-Mar-88	P31978/16WZ	1119834	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0148	FRESH-TRAK	Registered	Germany	11-Oct-92	23-Nov-93	R53025/20WZ	2050122	RANK-Presto Products Company

111277-300000-0260	GEOBLOCK	Registered	Greece	22-Jan-86	19-Jul-88	81680	81680	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0304	GEOSYSTEMS	Registered	Greece	22-Jan-86	19-Jul-88	81678	81678	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0277	GEOWEB	Registered	Greece	22-Jan-86	19-Jul-88	81679	81679	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0212	GEOBLOCK	Registered	Gualemala	10-Sep-98	02-Oct-00	98-7096	106857	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0211	GEOWEB	Registered	Gualemala	10-Sep-98	02-Oct-00	98-7098	106858	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0207	GEOBLOCK	Registered	Hong Kong	11-Feb-97	15-Feb-99	9701827	199901937	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0200	GEOBLOCK	Registered	Hungary	06-Apr-95	06-Apr-05	M9501030	146756	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0197	GEOWEB	Registered	Hungary	06-Apr-95	16-Oct-97	M9501029	146727	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0292	FRESH-TRAK	Registered	India	13-May-96	06-Apr-05	714221	714221	RANK-Presto Products Company	Reynolds Consumer Products Inc.

3

Reynolds Consumer Products Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Owner
111277-300000-0170	GEOBLOCK	Registered	Indonesia	10-May-93	29-Mar-94		IDM000003632	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0169	GEOWEB	Registered	Indonesia	10-May-93	21-Mar-94		IDM000003633	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0168	PRESTO	Registered	Indonesia	10-May-93	21-Mar-94		IDM000003631	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0261	GEOBLOCK	Registered	Ireland	20-Nov-85	20-Nov-85	3855/85	118045	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0278	GEOWEB	Registered	Ireland	20-Nov-85	20-Nov-85	3857/85	118047	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0041	PRESTO	Registered	Ireland	06-Jul-82	06-Jul-82	2008/82	112689	RANK-Presto Products Company
111277-300000-0040	PRESTO	Registered	Ireland	10-Mar-82	23-Nov-84	691/82	A106923	RANK-Presto Products Company
111277-300000-0085	STRETCH-GARD	Registered	Ireland	10-Mar-82	10-May-82	692/82	B114774	RANK-Presto Products Company
111277-300000-0190	GEOWEB	Registered	Israel	21-Aug-94	04-Feb-96	94268	94268	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0154	FRESH-TRAK	Registered	Israel	16-Oct-92	16-Oct-92	85009	85009	RANK-Presto Products Company
111277-300000-0191	PRESTO	Registered	Israel	21-Aug-94	04-Feb-96	94267	94267	RANK-Presto Products Company
111277-300000-0012	PRESTO	Registered	Israel	13-Sep-91	03-May-94	80992	80992	RANK-Presto Products Company
111277-300000-0262	GEOBLOCK	Registered	Italy	19-Dec-85	23-Oct-97	23589C/85	732062	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0024	GEOSYSTEMS	Registered	Italy	19-Dec-85	23-Oct-97	23588C/85	732064	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0027	GEOWEB	Registered	Italy	19-Dec-85	23-Oct-97	23590C/85	732065	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0150	FRESH-TRAK	Registered	Italy	04-Nov-92	27-Jun-95	MI92C007509	653794	RANK-Presto Products Company
111277-300000-0069	SMART SHOPPER	Registered	Italy	15-Mar-83	14-Apr-86	18051C/83	416336	RANK-Presto Products Company
111277-300000-0244	FRESH-LOCK	Registered	Japan	04-Mar-05	04-Aug-05	A0000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0104	GEOWEB	Registered	Japan	03-Sep-90	29-Jul-94	99987/1990	2690574	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0234	PRESTO	Registered	Japan	13-Sep-90	30-Nov-95	104263/1990	2711197	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0105	PRESTO GEOSYSTEMS	Registered	Japan	13-Sep-90	29-Jul-94	104261/1990	2690575	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0106	PRESTO GEOWEB	Registered	Japan	13-Sep-90	29-Jul-94	104262/1990	2690576	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0100	SMART SHOPPER (Stylized)	Registered	Japan	15-May-89	31-Mar-93	54603/1989	2512008	RANK-Presto Products Company	Reynolds Consumer Products Inc.

4

Reynolds Consumer Products Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Owner
111277-300000-0099	SMART SHOPPER	Registered	Japan	07-Feb-89	30-Apr-91	13235/1989	2305540	RANK-Presto Products Company
111277-300000-0108	SMART SHOPPER (Stylized)	Registered	Japan	28-Mar-89	29-May-92	34738/1989	2416722	RANK-Presto Products Company
111277-300000-0245	FRESH-LOCK	Registered	Korea (South)	04-Mar-05	04-Aug-05	A0000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0293	FRESH-TRAK	Registered	Korea (South)	20-May-94	14-Sep-95	20029/1994	321917	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0206	PUSH ‘N LOCK	Registered	Lebanon	12-Jul-96	13-Jul-96	9601099730	99461	RANK-Presto Products Company
111277-300000-0132	GEOWEB	Registered	Malaysia	07-Dec-91	01-Oct-97	91/07755	91007755	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0161	PRESTO	Registered	Malaysia	03-Apr-93	03-Apr-93	93/02102	93/02102	RANK-Presto Products Company
111277-300000-0227	PRESTO	Registered	Mexico	18-Apr-02	26-Jun-03	543486	796941	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0061	PRESTO	Registered	Mexico	25-Apr-94	24-Mar-95	197108	485961	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0146	FRESH-TRAK	Registered	Mexico	14-Oct-92	14-Oct-92	152134	440920	RANK-Presto Products Company
111277-300000-0081	SMART SHOPPER	Registered	Mexico	25-Apr-94	24-Mar-95	197110	485963	RANK-Presto Products Company
111277-300000-0127	GEOBLOCK	Registered	New Zealand	21-Nov-91	05-Feb-96	214600	214600	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0128	GEOSYSTEMS	Registered	New Zealand	21-Nov-91	05-Feb-96	214602	214602	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0129	GEOWEB	Registered	New Zealand	21-Nov-91	05-Feb-96	214601	214601	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0155	FRESH-TRAK	Registered	New Zealand	12-Oct-92	12-Oct-92	222105	222105	RANK-Presto Products Company
111277-300000-0290	PUSH ‘N LOCK	Registered	Oman	08-Jul-96	23-Apr-02	14010	14010	RANK-Presto Products Company	Reynolds Consumer Products Inc.
164253	BIENESTABLOS	Registered	Panama	29-Jun-07	29-Jun-07		162716	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0280	GEOWEB	Registered	Paraguay	29-Jun-94	10-May-95	12319	176647	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0177	PRESTO	Registered	Paraguay	17-Jun-92	22-Jul-93	92/10343	263.613	RANK-Presto Products Company
111277-300000-0160	SMART SHOPPER	Registered	Paraguay	17-Jun-92	14-Dec-92	92/10341	159436	RANK-Presto Products Company
111277-300000-0263	GEOBLOCK	Registered	Peru	11-Jul-94	27-Dec-94	217844	12102	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0279	GEOWEB	Registered	Peru	11-Jul-94	27-Dec-94	217845	12097	RANK-Presto Products Company	Reynolds Consumer Products Inc.
01336/PE	PRESTO	Registered	Peru	18-Aug-88	18-Aug-88	35717	76071	RANK-Presto Products Company

5

Reynolds Consumer Products Inc.
Foreign Trademarks

				Application	Registration	Application	Registration
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Registered Owner
111277-300000-0137	PRESTO	Registered	Peru	18-Aug-88	18-Aug-88	35715	76069	RANK-Presto Products Company
111277-300000-0138	PRESTO	Registered	Peru	18-Aug-88	18-Aug-88	35716	76070	RANK-Presto Products Company
111277-300000-0193	GEOBLOCK	Registered	Poland	02-Mar-95	31-Mar-98	Z144156	98633	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0194	GEOWEB	Registered	Poland	02-Mar-95	08-Apr-98	Z144157	98735	RANK-Presto Products Company	Reynolds Consumer Products Inc.
1111277-300000-0282	GEOWEB	Pending	Russian Federation	19-Jan-07		2007701144		RANK-Presto Products Company	Reynolds Consumer Products, Inc. d/b/a Presto Products Company
111277-300000-0284	GEOWEB	Pending	Russian Federation	27-Aug-07		2007726490		RANK-Presto Products Company	Reynolds Consumer Products, Inc. d/b/a Presto Products Company
111277-300000-0283	GEOWEB	Pending	Russian Federation	27-Aug-07		2007726849		RANK-Presto Products Company	Reynolds Consumer Products, Inc. d/b/a Presto Products Company
111277-300000-0281	GEOWEB	Pending	Russian Federation	19-Jan-07		2007701145		RANK-Presto Products Company	Reynolds Consumer Products, Inc. d/b/a Presto Products Company
111277-300000-0236	PRESTO	Registered	Saudi Arabia	22-Dec-84	17-Jun-86		131/43	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0205	PUSH ‘N LOCK	Registered	Saudi Arabia	08-Jul-96	12-Oct-97	34746	415/34	RANK-Presto Products Company
IP2002000868/SG	FRESH-LOCK	Registered	Singapore	04-Mar-05	04-Aug-05	A0000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0173	GEOBLOCK	Registered	Singapore	02-Mar-93	02-Mar-93	1481/93	T93/01481H	RANK-Presto Products Company	Reynolds Consumer Products Inc
111277-300000-0172	GEOWEB	Registered	Singapore	02-Mar-93	02-Mar-93	1480/93	T93/01480Z	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0171	PRESTO	Registered	Singapore	02-Mar-93	02-Mar-93	1479/93	T93/01479F	RANK-Presto Products Company
111277-300000-0196	GEOWEB	Registered	Slovakia	19-Apr-95	14-Oct-98	POZ 1054-95	182443	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0238	PRESTO	Registered	South Africa	01-Mar-82	01-Mar-82	82/1611	82/1611	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0257	GEOBLOCK	Registered	Spain	20-Jan-86	05-Feb-87	1132177	1132177	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0274	GEOWEB	Registered	Spain	20-Jan-86	05-Feb-87	1132175	1132175	RANK-Presto Products Company	Reynolds Consumer Products Inc.
111277-300000-0157	FRESH-TRAK	Registered	Spain	19-Oct-92	20-Apr-94	1725487	M1725487	RANK-Presto Products Company
111277-300000-0151	FRESH-TRAK	Registered	Sweden	14-Oct-92	02-Apr-93	92-09047	247930	RANK-Presto Products Company
111277-300000-0158	FRESH-TRAK	Registered	Switzerland	12-Oct-92	26-Jul-93	7332/1992.4	402096	RANK-Presto Products Company
111277-300000-0119	MICRO-FREEZE (Stylized)	Registered	Switzerland	19-Mar-91	19-Mar-91	1192/91	388909	RANK-Presto Products Company

6

Reynolds Consumer Products Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Date	Date	Number	Number	CLIENT	Owner
111277-300000-0192	GEOBLOCK	Registered	Taiwan	02-Aug-94	16-Jul-95	83050807	684544	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0189	GEOWEB	Registered	Taiwan	02-Aug-94	01-Jun-95	83050808	680664	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0048	PRESTO	Registered	Taiwan	20-Oct-82	01-Apr-85	71-034270	277616	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0188	PRESTO	Registered	Taiwan	01-Sep-94	01-Jun-95	83056224	680675	RANK-Presto Products Company

111277-300000-0176	GEOBLOCK	Registered	Thailand	27-Apr-93	15-May-94	244211	Kor10845	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0175	GEOWEB	Registered	Thailand	27-Apr-93	15-May-94	244212	KOR10846	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0174	PRESTO	Registered	Thailand	27-Apr-93	25-Aug-94	244213	KOR 15964	RANK-Presto Products Company

111277-300000-0247	FRESH-LOCK	Registered	Turkey	04-Mar-05	04-Aug-05	A0000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0288	PUSH N LOCK	Pending	United Arab Emirates	27-Jun-07		96788		RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0259	GEOBLOCK	Registered	United Kingdom	14-NOV-89	05-Nov-93	1405312	1405312	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0276	GEOWEB	Registered	United Kingdom	14-Nov-89	05-Feb-93	1405310	1405310	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0153	FRESH-TRAK	Registered	United Kingdom	09-Oct-92	10-Jun-94	1515325	1515325	RANK-Presto Products Company

111277-300000-0264	GEOBLOCK	Registered	Uruguay	08-Aug-84	05-Jun-96	271807	271807	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0285	GEOWEB	Registered	Uruguay	08-Aug-94	05-Jun-96	271805	271805	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0237	PRESTO	Registered	Venezuela	11-Feb-82	18-Sep-87	938/82	130.124	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0265	GEOBLOCK	Registered	Venezuela	07-Jul-94	09-Feb-96	1994/008815	P-185,731	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0286	GEOWEB	Registered	Venezuela	07-Jul-94	09-Feb-96	1994/00816	P-185,732	RANK-Presto Products Company	Reynolds Consumer Products Inc.

111277-300000-0251	FRESH-LOCK	Registered	WIPO	04-Mar-05	04-Aug-05	A0000884	853346	RANK-Presto Products Company	Reynolds Consumer Products Inc.

7

Reynolds Foil Inc.
Foreign Trademarks
EXHIBIT C-9

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0472	(DIAMOND) RED/SILVER Design	Registered	India	864616	864616	08-Jul-99	26-Mar-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0189	(DIAMOND) RED/SILVER Design	Registered	Israel	109019	109019	08-Dec-96	08-Dec-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0190	(DIAMOND) RED/SILVER Design	Registered	Jordan	45766	45766	25-NOV-96	25-NOV-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0263	(DIAMOND) RED/SILVER Design	Registered	Kuwait	46023	54651	25-Mar-00	25-Mar-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0165	(DIAMOND) RED/SILVER Design	Registered	Lebanon		118760	09-Sep-93	28-Sep-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0473	(DIAMOND) RED/SILVER Design	Registered	Oman	13905	13905	23-Jun-96	15-Jun-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0260	(DIAMOND) RED/SILVER Design	Pending	Pakistan	156107		06-Jul-99		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0474	(DIAMOND) RED/SILVER Design	Registered	Qatar	20990	20990	18-Jul-99	19-Mar-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0475	(DIAMOND) RED/SILVER Design	Registered	Saudi Arabia	33511	388/6	02-Apr-96	02-Nov-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0547	(DIAMOND) RED/SILVER Design	Pending	Taiwan	96015503		04-Apr-07		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

1

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0085	(DIAMOND) RED/SILVER Design	Registered	United Arab Emirates	5483	28570	20-Mar-94	22-Sep-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0259	(DIAMOND) RED/SILVER Design (1998)	Registered	Kuwait	45468	43532	19-Jan-00	03-Aug-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0262	(DIAMOND) RED/SILVER Design (1998)	Registered	Morocco		70520	11-Aug-99	11-Aug-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0258	(DIAMOND) RED/SILVER Design (1998)	Registered	United Arab Emirates	32448	25870	03-Aug-99	08-Oct-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0063	ALU-REY (Stylized)	Registered	Canada	487178	TMA 279,572	19-May-82	13-May-83	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0554	BACO (Stylized)	Registered	United Kingdom		850709	17-Jun-63	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

111247-300000-0552	BACO (Stylized)	Registered	United Kingdom		850706	21-Jun-63	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

111247-300000-0283	BACO (Stylized)	Pending	United Kingdom	2243327		23-Aug-00		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

111247-300000-0551	BACO (Stylized)	Registered	United Kingdom		850704	21-Jun-63	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer products Company	RANK-Baco Consumer Products Limited

111247-300000-0550	BACO (Stylized)	Registered	United Kingdom	850422	850422	17-Jun-63	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

111247-300000-0549	BACO (Stylized)	Registered	United Kingdom		850420	17-Jun-98	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

111247-300000-0548	BACO (Stylized)	Registered	United Kingdom		850419	17-Jun-63	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

2

Reynolds Foil inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0553	BACO (Stylized)	Registered	United Kingdom		850707	17-Jun-63	17-Jun-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	RANK-Baco Consumer Products Limited

111247-300000-0170	Baker’s Head Design	Registered	Canada	765171	TMA 455,042	30-Sep-94	08-Mar-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0169	BAKER’S CHOICE	Registered	Canada	765170	TMA 453,123	30-Sep-94	26-Jan-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0404	CUT-RITE	Registered	Australia	445227	A445227	13-May-86	13-May-86	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Co.

111247-300000-0405	CUT-RITE	Registered	Barbados		81/5782		03-Mar-80	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0407	CUT-RITE	Registered	Brazil	812579844	812579844	20-May-86	07-Jun-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0067	CUT-RITE	Registered	Chile	48923	538875	29-Aug-78	09-Mar-79	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0163	CUT-RITE	Registered	El Salvador		56		12-Jan-89	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0069	CUT-RITE	Registered	Jamaica	TM16/627	B20439	13-Jun-78	13-Jun-78	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0070	CUT-RITE	Registered	Kenya	24938	24938	31-May-78	31-May-78	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0412	CUT-RITE	Registered	Korea (South)	1986-009093	40-0142924	19-May-86	08-Jul-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0413	CUT-RITE	Registered	Korea (South)	1986-009094	40-0144557	13-May-86	20-Aug-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

3

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0072	CUT-RITE	Registered	Malaysia	M/79090	253/78	26-Jun-78	26-Jun-78	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0414	CUT-RITE	Registered	Mexico	9310	322415	15-May-86	08-Feb-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0415	CUT-RITE	Registered	Mexico	9487	326275	20-May-86	29-May-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0143	CUT-RITE	Registered	Netherlands Antilles		1465	22-Mar-91	01-Jun-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0073	CUT-RITE	Registered	Nigeria	31901/77/5	31901	06-Oct-77	07-NOV-77	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111277-300000-0318	CUT-RITE	Registered	Panama		2351	04-Sep-98	04-Sep-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0172	CUT-RITE	Registered	Peru	259105	14881	11-Jan-95	12-Apr-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0416	CUT-RITE	Registered	Philippines	5085	54463	20-Nov-52	07-Oct-55	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0417	CUT-RITE	Registered	Portugal	234.971	234.971	15-May-86	02-Jul-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0099	CUT-RITE	Registered	Saudi Arabia	11790	259/42	24-Jun-90	24-Jun-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0418	CUT-RITE	Registered	Singapore	64156	175/64156	06-May-75	06-May-75	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0421	CUT-RITE	Registered	Taiwan	(75)24308	362756	20-May-86	16-Apr-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

4

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0419	CUT-RITE	Registered	Thailand	155612	106758	16-May-86	16-May-86	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0420	CUT-RITE	Registered	Trinidad & Tobago	10880	10880	18-Aug-78	18-Aug-78	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0422	CUT-RITE	Registered	United Kingdom	1266680	B1266680	09-May-86	09-May-86	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0077	CUT-RITE	Registered	Uruguay	158919	236.466	30-Nov-46	25-Jun-47	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0066	CUT-RITE (Stylized)1	Registered	Bahamas	7085	7085	06-Mar-72	07-Mar-72	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0406	CUT-RITE (Stylized)1	Registered	Bermuda		2546	21-Jun-49	22-Jun-49	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0409	CUT-RITE (Stylized)1	Registered	Guatemala		9311//169/33	03-Mar-55	20-Sep-55	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0411	CUT-RITE (Stylized)1	Registered	Honduras		7220	23-Feb-55	18-Jan-56	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0410	CUT-RITE (Stylized)1	Registered	Hong Kong		1956B0733	08-Jul-55	08-Jul-55	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0068	CUT-RITE (Stylized)1	Registered	Indonesia		307133	02-Aug-55	13-Dec-55	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0071	CUT-RITE (Stylized)1	Registered	Lebanon		81967	01-Feb-55	02-Feb-55	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0074	CUT-RITE (Stylized)1	Registered	Panama		2351	19-Mar-48	04-Sep-48	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

5

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0075	CUT-RITE (Stylized)1	Registered	Puerto Rico		3472	06-Jul-32	24-Sep-32	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0076	CUT-RITE (Stylized)1	Registered	South Africa	422/30	422/30	16-Apr-30	16-Apr-30	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0426	CUT-RITE (Stylized)1	Registered	Venezuela		19148		27-Jan-48	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0383	CUT-RITE and Design	Registered	Philippines	4.2002E+11	42002001070	05-Feb-02	13-May-06	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0002	DIAMOND	Registered	Argentina	1922087	1549322	31-May-94	31-Jan-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0319	DIAMOND	Registered	Bahrain	356/91	14238	29-Jul-91	29-Jul-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0318	DIAMOND	Registered	Bahrain	581/94	17524	24-May-94	24-May-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0055	DIAMOND	Registered	Benelux	50.491	397746	26-Jan-84	26-Jan-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0321	DIAMOND	Pending	Brazil	817975942		12-Aug-94		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0317	DIAMOND	Registered	Bulgaria	79819	60136	30-Jun-05	03-Jul-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0051	DIAMOND	Registered	Canada	468630	273653	16-Apr-81	05-Nov-82	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0322	DIAMOND	Registered	Chile	283630	483828	24-Aug-94	07-Apr-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

6

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0261	DIAMOND	Registered	China	9900077129	1456713	05-Jul-99	14-Oct-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0065	DIAMOND	Registered	El Salvador	1164-94	24/97	12-Apr-94	27-Sep-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0323	DIAMOND	Registered	Hong Kong	275/84	19862103	27-Jan-84	30-Jan-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0050	DIAMOND	Registered	Hong Kong	94/4457	B04269/1996	21-Apr-94	21-Apr-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0324	DIAMOND	Registered	Indonesia	40041776	404744	28-Nov-96	28-Nov-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0058	DIAMOND	Registered	Iran	86189	58471	01-May-84	01-May-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0059	DIAMOND	Registered	Israel	58537	58537	12-Apr-84	31-Jan-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0054	DIAMOND	Registered	Israel	91991	91991	05-Apr-94	05-Apr-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0300	DIAMOND	Registered	Israel	162020	162020	30-Dec-02	04-Dec-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0326	DIAMOND	Registered	Italy	33751C/84	661758	02-Apr-84	02-Apr-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0056	DIAMOND	Registered	Jamaica	6/247	24202	13-Feb-84	01-Mar-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0327	DIAMOND	Registered	Jordan	N/A	22915	30-Jul-84	30-Jul-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

7

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0154	DIAMOND	Registered	Kuwait	27375	25604	16-Aug-93	07-Jan-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0064	DIAMOND	Registered	Lebanon	444/221824	63052	12-Apr-94	12-Apr-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0057	DIAMOND	Registered	Lebanon	76/37700	80065	19-Jul-84	19-Jul-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0329	DIAMOND	Registered	Malaysia	96/14608	96/14608	30-Nov-96	30-Nov-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0045	DIAMOND	Registered	Maxico	196330	556009	15-Apr-94	15-Apr-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0557	DIAMOND	Registered	Mexico	203272	281400	21-Jul-82	17-Nov-82	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0331	DIAMOND	Registered	Oman	3722	3722	13-Jan-90	13-Jan-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0158	DIAMOND	Registered	Panama	63790	63790	13-Nov-92	23-Mar-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0332	DIAMOND	Registered	Panama	71733	71733	15-Jul-94	18-Oct-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

164254	DIAMOND	Registered	Panama			18-Oct-05	18-Oct-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0171	DIAMOND	Registered	Peru	268320	22824	05-Jun-95	10-Oct-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0333	DIAMOND	Registered	Philippines	54330	39538	27-Jul-84	27-Jun-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

8

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0334	DIAMOND	Registered	Qatar	15702	15702	28-Sep-96	04-Jul-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0040	DIAMOND	Registered	Saudi Arabia	23962	328/42	12-Feb-94	17-Dec-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0301	DIAMOND	Registered	Saudi Arabia	81001	719/43	26-Jan-03	15-Mar-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0152	DIAMOND	Registered	Saudi Arabia	13847	247/83	16-Jun-91	12-Jan-92	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0049	DIAMOND	Registered	Singapore	S/3193/94	T94/03193G	20-Apr-94	21-Apr-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0155	DIAMOND	Registered	Singapore	S/3019/92	T92/03019D	24-Apr-92	24-Apr-92	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0335	DIAMOND	Registered	Syria	31336	31336	27-Jun-84	27-Jun-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0337	DIAMOND	Registered	Taiwan	(81)48238	590530	25-Sep-92	16-Mar-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0338	DIAMOND	Registered	Taiwan	93033526	1158452	20-Jul-04	16-Jun-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

165820	DIAMOND	Registered	Taiwan	96015499	1295149	04-Apr-07	01-Jan-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0336	DIAMOND	Registered	Thailand	265196	Kor23531	13-Jun-84	13-Jun-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0083	DIAMOND	Registered	United Arab Emirates	5481	2669	20-Mar-94	20-Mar-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

9

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0060	DIAMOND	Registered	United Arab Emirates	5480	41548	20-Mar-94	19-Mar-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0302	DIAMOND	Registered	United Arab Emirates	51469	42694	08-Feb-03	13-Oct-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0082	DIAMOND	Registered	Untied Arab Emirates	5480	41548	20-Mar-94	29-Jul-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0342	DIAMOND	Registered	Vietnam	4-2003-03382	112221	12-May-03	28-Oct-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0161	DIAMOND & Design	Registered	Bahrain	1224/92	15714	25-Nov-92	25-Nov-92	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0270	DIAMOND & Design	Registered	China	2000023784	1553686	03-Mar-00	13-Apr-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0164	DIAMOND & Design	Registered	Lebanon		118761	09-Sep-93	28-Sep-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0514	DIAMOND & Design	Registered	Oman	13904	13904	23-Jun-96	24-May-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0517	DIAMOND & Design	Registered	Saudi Arabia	33512	388/7	02-Apr-96	02-Nov-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111277-300000-0319	DIAMOND & DESIGN	Pending	Taiwan	96015502		04-Apr-07		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0084	DIAMOND & Design	Registered	United Arab Emirates	5482	3074	20-Mar-94	22-Nov-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0221	DIAMOND & Design (1998)	Registered	Bahrain	980/99	25756	29-May-99	24-Apr-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

10

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0232	DIAMOND & Design (1998)	Registered	Bahrain	981/99	25755	29-May-99	24-Apr-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0509	DIAMOND & Design (1998)	Registered	Chile	435.422	571.359	15-Dec-98	07-Jul-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0222	DIAMOND & Design (1998)	Registered	Egypt	119425	119425	16-Nov-98	16-Oct-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0233	DIAMOND & Design (1998)	Registered	Egypt	119424	119424	16-Nov-98	31-Mar-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0555	DIAMOND & Design (1998)	Registered	Indonesia	D9921448	468698	02-Dec-99	02-Dec-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0511	DIAMOND & Design (1998)	Registered	Jordan	4528	52414	09-Nov-98	27-Dec-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0510	DIAMOND & Design (1998)	Registered	Jordan	4529	52413	09-Nov-98	27-Dec-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0223	DIAMOND & Design (1998)	Registered	Kuwait	45063	42156	24-Nov-99	02-Apr-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0224	DIAMOND & Design (1998)	Registered	Lebanon	77902	77902	02-Dec-98	02-Dec-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0267	DIAMOND & Design (1998)	Registered	Malaysia	99/12261	99012261	03-Dec-99	30-Sep-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0250	DIAMOND & Design (1998)	Registered	Morocco		68403	08-Jan-99	08-Jan-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0249	DIAMOND & Design (1998)	Registered	Morocco		68403	08-Jan-99	08-Jan-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

11

Reynolds Foil inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0512	DIAMOND & Design (1998)	Registered	Oman	20031	20031	08-May-99	06-Dec-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0513	DIAMOND & Design (1998)	Registered	Oman	20016	20016	08-May-99	26-Jan-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0515	DIAMOND & Design (1998)	Registered	Philippines	4-2002-001068	4-2002-001068	05-Feb-02	10-Feb-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0234	DIAMOND & Design (1998)	Registered	Qatar	20283	20283	24-Mar-99	20-Dec-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0225	DIAMOND & Design (1998)	Registered	Qatar	20284	20284	24-Mar-99	20-Dec-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0213	DIAMOND & Design (1998)	Registered	Saudi Arabia	46847	539/24	25-Nov-98	06-Sep-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0516	DIAMOND & Design (1998)	Registered	Saudi Arabia	46845	656/50	25-Nov-98	11-Nov-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0518	DIAMOND & Design (1998)	Registered	Singapore	T99/12363E	T99/12363E	01-Nov-99	01-Nov-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0226	DIAMOND & Design (1998)	Registered	Syria		73262	07-Nov-99	03-Sep-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0519	DIAMOND & Design (1998)	Registered	Taiwan	88055827	940113	08-Nov-99	01-Jun-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0268	DIAMOND & Design (1998)	Registered	Thailand	402546	129424	02-Nov-99	02-Nov-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0227	DIAMOND & Design (1998)	Registered	United Arab Emirates	29185	35933	01-Dec-98	28-Jan-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

12

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0217	DIAMOND & Design (1998)	Registered	United Arab Emirates	29187	22232	01-Dec-98	13-Sep-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0237	DIAMOND & Design (1998)	Pending	Venezuela	98-021099		12-Nov-98		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111277-300000-0556	DIAMOND & Design (In Chinese Characters)	Registered	China	2000021896	1556857	28-Feb-00	20-Apr-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0257	DIAMOND (1998)	Registered	Argentina	2222758	1809594	04-Jun-99	06-Nov-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0230	DIAMOND (1998)	Registered	Bahamas		21271	29-Dec-98	29-Dec-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0220	DIAMOND (1998)	Registered	Bahamas	21273	21273	29-Dec-98	29-Dec-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0320	DIAMOND (1998)	Registered	Bermuda	30413	30413	13-Jan-99	19-Sep-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0219	DIAMOND (1998)	Registered	Brazil	821201131	821201131	06-Nov-98	23-Mar-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0228	DIAMOND (1998)	Registered	Colombia	98067066	222305	13-Nov-98	14-Oct-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0330	DIAMOND (1998)	Pending	Nicaragua	1998-04602		14-Dec-98		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0231	DIAMOND (1998)	Registered	Puerto Rico	44403	44403	23-Dec-98	23-Dec-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0229	DIAMOND (1998)	Pending	Venezuela	98-021100		12-Nov-98		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

13

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0269	DIAMOND (In Chinese Characters)	Registered	China	2000021895	1556858	28-Feb-00	20-Apr-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0191	DIAMOND ALUMINUM FOIL & Design	Registered	Israel	109078	109078	10-Dec-96	06-Jan-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0235	DIAMOND ALUMINUM FOIL & Design (1998)	Registered	Saudi Arabia	46846	539/23	25-Nov-98	06-Sep-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0236	DIAMOND ALUMINUM FOIL & Design (1998)	Registered	United Arab Emirates	29186	22233	01-Dec-98	13-Sep-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0508	DIAMOND CATERING Package Design	Registered	Saudi Arabia	74364	845/78	08-Dec-01	15-Jun-06	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0003	Knight, Horse & Dragon Design	Registered	Australia	162899	A162899	03-Oct-57	11-Oct-60	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Co.

111247-300000-0101	Knight, Horse & Dragon Design	Registered	Austria	AM 6263/90	135723	11-Dec-90	06-May-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0102	Knight, Horse & Dragon Design	Registered	Benelux	756676	493452	11-Dec-90	17-Apr-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0103	Knight, Horse & Dragon Design	Registered	Bulgaria	13001	19288	14-Dec-90	24-Sep-92	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0156	Knight, Horse & Dragon Design	Registered	Canada	706064	TMA 423,309	01-Jun-92	18-Feb-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0174	Knight, Horse & Dragon Design	Registered	China	950116405	1371895	12-Sep-95	07-Mar-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0105	Knight, Horse & Dragon Design	Registered	France	255777	1633148	13-Dec-90	13-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

14

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0106	Knight, Horse & Dragon Design	Registered	Germany	R50 286/16WZ	2011422	13-Dec-90	13-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0107	Knight, Horse & Dragon Design	Registered	Greece	102055	102055	17-Dec-90	17-Dec-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0108	Knight, Horse & Dragon Design	Registered	Hungary	5159/90	H132196	19-Dec-90	19-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

01143/IS	Knight, Horse & Dragon Design	Registered	Iceland	1036/90	470/1991	18-Dec-90	26-Apr-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0493	Knight, Horse & Dragon Design	Registered	Ireland	90/7085	144769	10-Dec-90	18-Nov-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0149	Knight, Horse & Dragon Design	Registered	Israel	78410	78410	11-Dec-90	10-Mar-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0150	Knight, Horse & Dragon Design	Registered	Israel	78411	78411	11-Dec-90	02-May-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0110	Knight, Horse & Dragon Design	Registered	Israel	78409	78409	11-Dec-90	03-May-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0494	Knight, Horse & Dragon Design	Registered	Italy	42923-C/90	604124	14-Dec-90	28-Sep-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0495	Knight, Horse & Dragon Design	Registered	Mexico	101187	417603	16-Nov-90	30-Jun-92	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0496	Knight, Horse & Dragon Design	Registered	Philippines	4-2005-000268	4-2005-00268	10-Jan-05	16-Apr-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0111	Knight, Horse & Dragon Design	Registered	Poland	Z95607	72606	10-Jan-91	23-Dec-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

15

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0112	Knight, Horse & Dragon Design	Registered	Romania	23309	17582	03-Jan-91	03-Jan-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0115	Knight, Horse & Dragon Design	Registered	Russian Federation	129535	98395	14-Dec-90	19-Aug-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0116	Knight, Horse & Dragon Design	Registered	Serbia	2573/90	36597	17-Dec-90	17-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0104	Knight, Horse & Dragon Design	Registered	Slovakia	O-59671-90	169034	14-Dec-90	14-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0113	Knight, Horse & Dragon Design	Registered	Spain	1606409	1606409	14-Dec-90	14-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0145	Knight, Horse & Dragon Design	Registered	Spain	1606410	1606410	14-Dec-90	14-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0146	Knight, Horse & Dragon Design	Registered	Spain	1606411	1606411	14-Dec-90	14-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0114	Knight, Horse & Dragon Design	Registered	Switzerland	8878/1990.6	394236	12-Dec-90	12-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0038	Knight, Horse & Dragon Design	Registered	Venezuela		55387		09-Jun-69	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0005	Knight, Horse & Dragon Design	Registered	Venezuela		55388		09-Jun-69	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0200	MASTERPACK	Registered	Argentina	2184184	1791150	29-Oct-98	27-Apr-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0201	MASTERPACK	Registered	Argentina	2184185	1791151	29-Oct-98	27-Apr-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

16

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0199	MASTERPACK	Registered	Argentina	2184183	1791149	29-Oct-98	27-Apr-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0350	MASTERPACK	Registered	Bahrain	45340	45340	03-Sep-05	16-Aug-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0349	MASTERPACK	Registered	Bahrain	45339	45339	03-Sep-05	16-Aug-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0248	MASTERPACK	Registered	Bolivia	SM-4463-98	78446	13-Nov-98	05-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0244	MASTERPACK	Registered	Bolivia	SM-4462-98	76444	13-Nov-98	05-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0241	MASTERPACK	Registered	Bolivia	SM-4461-98	78443	13-Nov-98	05-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0203	MASTERPACK	Registered	Brazil	821182293	821182293	03-Nov-98	18-Dec-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0204	MASTERPACK	Registered	Brazil	821.182.307	821.182.307	03-Nov-98	04-May-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0202	MASTERPACK	Registered	Brazil	821,182.315	821.182.315	03-Nov-98	02-Apr-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0348	MASTERPACK	Registered	Bulgaria	79817	59136	30-Jun-05	23-Apr-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0239	MASTERPACK	Registered	Colombia	98069897	257619	26-Nov-98	09-Aug-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0352	MASTERPACK	Registered	Ecuador	92095	2263-00	12-Nov-98	10-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

17

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0354	MASTERPACK	Registered	Ecuador	92097	2265-00	12-Nov-98	10-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0353	MASTERPACK	Registered	Ecuador	92096	2264-00	12-Nov-98	10-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0356	MASTERPACK	Pending	Israel	183094		21-Aug-05		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0355	MASTERPACK	Pending	Israel	183095		21-Aug-05		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0357	MASTERPACK	Registered	Jordan	81713	81713	30-Aug-05	30-Aug-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0358	MASTERPACK	Registered	Kuwait	72352	60153	05-Sep-05	22-Jul-06	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0360	MASTERPACK	Pending	Kuwait	72351		05-Sep-05		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0364	MASTERPACK	Registered	Oman	37390	37390	29-Aug-05	27-May-06	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0363	MASTERPACK	Registered	Oman	37391	37391	29-Aug-05	27-May-06	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0207	MASTERPACK	Registered	Paraguay	24819	221462	02-Nov-98	07-Jan-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0365	MASTERPACK	Registered	Paraguay	24818	221461	02-Nov-98	07-Jan-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0366	MASTERPACK	Registered	Paraguay	24820	221516	02-Nov-98	10-Jan-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

18

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0243	MASTERPACK	Registered	Peru	73697	52209	12-Nov-98	29-Jan-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0240	MASTERPACK	Registered	Peru	73698	52210	12-Nov-98	29-Jan-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0368	MASTERPACK	Registered	Qatar	36782	36782	28-Aug-05	08-Apr-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0367	MASTERPACK	Registered	Qatar	36781	36781	28-Aug-05	08-Apr-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0370	MASTERPACK	Registered	Saudi Arabia	99463	856/10	28-Aug-05	20-Oct-06	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0369	MASTERPACK	Registered	Saudi Arabia	99462	900/95	28-Aug-05	23-Apr-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0346	MASTERPACK	Registered	United Arab Emirates	72574	80968	23-Aug-05	14-Feb-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0347	MASTERPACK	Registered	United Arab Emirates	72699	61398	27-Aug-05	10-Mar-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0245	MASTERPACK	Registered	Venezuela	98-021201	P217894	13-Nov-98	25-Feb-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0238	MASTERPACK	Registered	Venezuela	98-021200	P217893	13-Nov-98	25-Feb-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0242	MASTERPACK	Registered	Venezuela	98-021199	P217892	13-Nov-98	25-Feb-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0135	MICROPAPER	Registered	Austria	AM 6262/90	135722	11-Dec-90	06-May-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

19

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0136	MICROPAPER	Registered	Benelux	756679	488946	11-Dec-90	11-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0137	MICROPAPER	Registered	Bulgaria	13000	19287	14-Dec-90	24-Sep-92	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0138	MICROPAPER	Registered	France	255775	1633146	13-Dec-90	13-Dec-90	Roynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0139	MICROPAPER	Registered	Iceland	1034/90	399/1991	18-Dec-90	22-Mar-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0500	MICROPAPER	Registered	Italy	42924-C/90	602465	14-Dec-90	14-Jul-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0140	MICROPAPER	Registered	Romania	23308	17877	03-Jan-91	03-Jan-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0142	MICROPAPER	Registered	Russian Federation	129533	98394	14-Dec-90	19-Aug-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0141	MICROPAPER	Registered	Switzerland	8879/1990.8	394237	12-Dec-90	12-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0484	REDI-PAN	Registered	Benelux	714769	444407	28-Apr-88	02-Dec-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0487	REDI-PAN	Registered	France	923829	1530790	29-Apr-88	29-Apr-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0486	REDI-PAN	Registered	Germany	R46648/21 WZ	1134920	28-Apr-88	17-Feb-89	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0488	REDI-PAN	Registered	Hong Kong	1552/85	1989B1333	06-May-85	06-May-85	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

20

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0433	REYNOLDS	Registered	Argentina	2.754.515	2232305	27-Jun-07	28-May-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0559	REYNOLDS	Pending	Argentina	2.925.747		29-Jun-09		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company

111247-300000-0558	REYNOLDS	Pending	Argentina	2.925.746		29-Jun-09		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Foil Inc. b/b/a Reynolds Consumer Products Company

111247-300000-0117	REYNOLDS	Registered	Austria	AM 6261/90	135721	11-Dec-90	06-May-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0214	REYNOLDS	Registered	Bahamas		21272	29-Dec-98	29-Dec-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0284	REYNOLDS	Registered	Bahamas	21361	21361	17-Feb-99	17-Feb-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0118	REYNOLDS	Registered	Benelux	756677	493453	17-Apr-91	17-Apr-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0187	REYNOLDS	Registered	Brazil	819114715	819114715	07-Feb-96	08-Sep-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0436	REYNOLDS	Registered	Brazil	817975934	817975934	12-Aug-94	22-Oct-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0179	REYNOLDS	Registered	Brazil	819114707	819114707	07-Feb-96	08-Sep-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0119	REYNOLDS	Registered	Bulgaria	13002	20171	14-Dec-90	29-Mar-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0303	REYNOLDS	Registered	Canada	1167778	TMA644.857	13-Feb-03	22-Jul-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

21

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0157	REYNOLDS	Registered	Canada	707397	TMA 433,906	17-Jun-92	30-Sep-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0437	REYNOLDS	Registered	Chile	111681	808587	14-Aug-56	22-Oct-07	Reynolds Foil inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0438	REYNOLDS	Registered	China	950116404	989156	12-Sep-95	21-Apr-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0175	REYNOLDS	Registered	China	950104698	1310445	18-Aug-95	07-Sep-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0194	REYNOLDS	Registered	China	970048050	1244474	20-May-97	07-Feb-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0192	REYNOLDS	Registered	China	970048049	1244473	20-May-97	07-Feb-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0439	REYNOLDS	Registered	Colombia	3017722	277777	03-Mar-03	26-Nov-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0211	REYNOLDS	Registered	Colombia	98067067	217766	13-Nov-98	20-Apr-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0441	REYNOLDS	Registered	Costa Rica		97432	27-Nov-95	25-Sep-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0440	REYNOLDS	Registered	Costa Rica		97354	27-Nov-95	18-Sep-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0447	REYNOLDS	Registered	Croatia	Z20070033A	Z20070033	08-Jan-07	16-Oct-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0304	REYNOLDS	Registered	Czech Republic	O-59672-90	169035	14-Dec-90	14-Dec-90	Reynolds Foil inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

22

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0443	REYNOLDS	Registered	Denmark	VA 1990 09681	VR 1994 07910	14-Dec-90	18-Nov-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0212	REYNOLDS	Registered	Ecuador	91979	2241-00	05-Nov-98	10-May-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0444	REYNOLDS	Registered	Egypt	98415	98415	13-Nov-95	29-Nov-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0442	REYNOLDS	Registered	European Union	5598586	5598586	05-Jan-07	24-Jan-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0121	REYNOLDS	Registered	France	255776	1633147	13-Dec-90	13-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0446	REYNOLDS	Registered	France	59848	1459275	09-Aug-68	09-Aug-68	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0122	REYNOLDS	Registered	Germany	R50 287/16WZ	2034626	13-Dec-90	16-Apr-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0123	REYNOLDS	Registered	Greece	102053	102053	17-Dec-90	17-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0215	REYNOLDS	Registered	Guatemala	9138	99581	18-NOV-98	28-Oct-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0188	REYNOLDS	Registered	Hong Kong	96/14766	11438/1997	20-Nov-96	20-Nov-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0124	REYNOLDS	Registered	Hungary	5160/90	133278	19-Dec-90	19-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0125	REYNOLDS	Registered	Iceland	1035/1990	469/1991	18-Dec-90	26-Apr-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

23

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0450	REYNOLDS	Registered	India	681734	581734	26-Sep-95	10-Jul-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0448	REYNOLDS	Registered	Indonesia	D95-23254	377504	07-Dec-95	04-Aug-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0449	REYNOLDS	Registered	Indonesia	D95-23255	407888	07-Dec-95	07-Dec-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0126	REYNOLDS	Registered	Israel	78405	78405	11-Dec-90	03-May-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0148	REYNOLDS	Registered	Israel	78407	78407	11-Dec-90	03-May-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0147	REYNOLDS	Registered	Israel	78406	78406	11-Dec-90	03-May-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0451	REYNOLDS	Registered	Italy	42922-C/90	602464	14-Dec-90	14-Jul-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0452	REYNOLDS	Registered	Japan	105032/1984	1955402	01-Oct-84	29-May-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0453	REYNOLDS	Registered	Japan	105033/1984	1998253	01-Oct-84	20-Nov-87	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0456	REYNOLDS	Registered	Malaysia	95/12544	95/12544	24-Nov-95	14-Dec-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0183	REYNOLDS	Registered	Malaysia	95/12543	95/12543	24-Nov-95	24-Nov-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0454	REYNOLDS	Registered	Mexico	587564	783609	10-Feb-03	19-Mar-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

24

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0001	REYNOLDS	Registered	Mexico	187130	509528	04-Jan-94	04-Jan-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0455	REYNOLDS	Registered	Mexico	248581	511707	22-Nov-95	22-Nov-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0127	REYNOLDS	Registered	Norway	90.6513	157079	11-Dec-90	17-Jun-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0458	REYNOLDS	Registered	Panama	80089	80089	26-Feb-96	25-Mar-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

164252	REYNOLDS	Registered	Panama		113511	26-Feb-01	26-Feb-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0457	REYNOLDS	Registered	Panama	80088	80088	26-Feb-96	25-Mar-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0195	REYNOLDS	Registered	Paraguay	23895/98	257035	22-Oct-98	19-May-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0459	REYNOLDS	Registered	Peru	272669	39741	03-Jul-95	19-Feb-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0181	REYNOLDS	Registered	Philippines	105988	41996106832	14-Feb-96	30-Sep-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0184	REYNOLDS	Registered	Philippines	105989	4-1996105989	14-Feb-96	01-Jul-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0128	REYNOLDS	Registered	Poland	Z95605	72605	10-Jan-91	23-Dec-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0216	REYNOLDS	Registered	Puerto Rico	44402	44402	23-Dec-98	23-Dec-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

25

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0290	REYNOLDS	Registered	Puerto Rico	56724	56724	30-Oct-01	30-Oct-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0129	REYNOLDS	Registered	Romania	23307	17876	03-Jan-91	03-Jan-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0133	REYNOLDS	Registered	Russian Federation	129534	98148	14-Dec-90	14-Dec-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0166	REYNOLDS	Registered	Saudi Arabia	25792	355/91	13-Jul-94	13-Jul-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0167	REYNOLDS	Registered	Saudi Arabia	25969	364/97	01-Aug-94	01-Aug-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0134	REYNOLDS	Registered	Serbia	2574/90	38034	17-Dec-90	17-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0182	REYNOLDS	Registered	Singapore	T95/10914Z	T95/10914Z	13-Nov-95	28-May-03	Reynolds Foil Inc. d/b/a Roynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0185	REYNOLDS	Registered	Singapore	T95/10915H	T95/10915H	13-Nov-95	20-Nov-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0120	REYNOLDS	Registered	Slovakia	O-59672-90	169035	14-Dec-90	14-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0144	REYNOLDS	Registered	Spain	1606407	1606407	14-Dec-90	10-Dec-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0445	REYNOLDS	Registered	Spain	1606406	1606406	14-Dec-90	14-Dec-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0130	REYNOLDS	Registered	Spain	1606405	1606405	14-Dec-90	14-Dec-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

26

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0131	REYNOLDS	Registered	Sweden	90-11434	260990	13-Dec-90	30-Sep-94	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0132	REYNOLDS	Registered	Switzerland	8877/1990.4	394198	12-Dec-90	12-Dec-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0460	REYNOLDS	Registered	Taiwan	85058130	816950	16-Nov-96	16-Sep-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0197	REYNOLDS	Registered	Uruguay	307737	307737	09-Oct-98	18-Nov-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0471	REYNOLDS	Registered	Venezuela	18825-95	195403	24-Nov-95	07-Mar-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0470	REYNOLDS	Registered	Venezuela	18826-95	195404	24-Nov-95	07-Mar-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0162	REYNOLDS	Registered	Vietnam	N-2126/92	8864	28-Dec-92	09-Aug-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0432	REYNOLDS & Design	Registered	Mexico	514248	732234	29-Oct-01	30-Jan-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0291	REYNOLDS & Design	Pending	Panama	118952-01		08-Jan-02		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0292	REYNOLDS & Design	Registered	Puerto Rico	56725	56725	30-Oct-01	12-May-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0293	REYNOLDS & Design	Registered	Venezuela	2001-019667	P242836	31-Oct-01	11-Nov-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0008	REYNOLDS ALUMINUM	Registered	Jamaica	6/114	14081	01-Apr-70	17-Jul-72	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

27

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0153	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Argentina	1721320	1857615	18-Jan-90	31-Dec-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0009	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Austria		46822	12-May-61	20-Nov-61	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0098	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Benelux	553650	67429	27-Oct-71	27-Oct-71	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0491	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Brazil	436431	2975092	15-Dec-59	29-Apr-64	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0047	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Colombia		45933B		30-Apr-75	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0011	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Colombia		45933		30-Apr-60	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0046	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Colombia		45933A		30-Apr-75	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0012	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Egypt	38892	38892	07-Aug-61	07-Aug-61	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0013	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	France	70264	1282595	06-Nov-59	06-Nov-59	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0004	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Jamaica	6407	6407	20-Sep-54	20-Sep-54	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0039	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Japan	2004-503586	637439	03-Feb-61	25-Feb-64	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0016	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Lebanon	599/359	72777	25-Jul-67	25-Jul-67	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

28

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0053	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Saudi Arabia	807	131/14	24-Nov-84	24-Nov-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0018	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Sudan	7318	7318	11-Dec-61	11-Dec-61	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0497	REYNOLDS ALUMINUM Bordering Knight, Horse & Dragon	Registered	Thailand	60020	42296	31-Aug-67	31-Aug-67	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0176	REYNOLDS ALUMINUM FOIL (in Chinese Characters)	Registered	China	950138919	1448297	03-Nov-95	21-Sep-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0492	REYNOLDS and Knight, Horse & Dragon Design	Registered	Brazil	816618798	816618798	03-Feb-92	03-Nov-93	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

164256	REYNOLDS EL PAPEL BLINDADO & DEIVCE	Registered	Panama		118952	08-Jan-02	08-Jan-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0193	REYNOLDS FAMILY MULTIUSE ALUMINUM FOIL (In Chinese	Registered	China	970048051	1191250	20-May-97	13-Jul-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0501	REYNOLDS FOILWARE	Registered	Hong Kong	2000/17026	200109411	31-Jul-00	20-Aug-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0281	REYNOLDS FOILWARE	Registered	Bahamas	23071	23071	29-Aug-00	29-Aug-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0282	REYNOLDS FOILWARE	Registered	Barbados	81/11588	91/11588	26-Jul-00	29-Aug-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0280	REYNOLDS FOILWARE	Registered	Dominican Republic	115608	115608	30-Aug-00	30-Oct-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0278	REYNOLDS FOILWARE	Registered	Indonesia	D0023177	490201	05-Oct-00	17-Sep-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

29

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0503	REYNOLDS FOILWARE	Registered	Malaysia	2000/10320	10320	27-Jul-00	15-Apr-08	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0502	REYNOLDS FOILWARE	Registered	Mexico	439140	671383	28-Jul-00	31-Aug-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0279	REYNOLDS FOILWARE	Registered	Panama	113511	11351101	26-Mar-01	07-Oct-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0277	REYNOLDS FOILWARE	Registered	Singapore	12887/00	T00/12887G	22-Jul-00	27-Jul-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0096	REYNOLDS INASA and Knight, Horse and Dragon Desi	Pending	Spain	1324440		10-May-89		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0091	REYNOLDS INASA and Knight, Horse and Dragon Desi	Pending	Spain	1324424		10-May-89		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0095	REYNOLDS INASA and Knight, Horse and Dragon Desi	Pending	Spain	1324439		10-May-89		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0094	REYNOLDS INASA and Knight, Horse and Dragon Desi	Pending	Spain	1324438		10-May-89		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0093	REYNOLDS INASA and Knight, Horse and Dragon Desi	Registered	Spain	1324432	1324432	10-May-89	06-May-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0092	REYNOLDS INASA and Knight, Horse and Dragon Desi	Pending	Spain	1324428		10-May-89		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0385	REYNOLDS WRAP	Registered	Argentina	1922086	1594945	31-May-94	27-Mar-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0389	REYNOLDS WRAP	Registered	Bahamas	4573	4573	05-Oct-65	16-Nov-65	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

30

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0386	REYNOLDS WRAP	Registered	Barbados		81/4262	21-Dec-88	06-Apr-95	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0023	REYNOLDS WRAP	Registered	Benelux	25908	99302		24-Dec-70	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0387	REYNOLDS WRAP	Registered	Bermuda	5291	5291	11-Sep-65	20-Dec-65	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0388	REYNOLDS WRAP	Registered	Brazil	817975950	817975950	12-Aug-94	22-Oct-96	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0024	REYNOLDS WRAP	Registered	Canada	222853	UCA48633	08-Jan-54	08-Jan-54	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0086	REYNOLDS WRAP	Registered	Chile	283631	540414	24-Aug-94	13-May-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0390	REYNOLDS WRAP	Registered	China	950104697	983212	18-Aug-95	14-Apr-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0025	REYNOLDS WRAP	Registered	Colombia		45934		30-Apr-60	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0048	REYNOLDS WRAP	Registered	Colombia		45934A		30-Apr-75	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0041	REYNOLDS WRAP	Registered	Costa Rica	35468	58369	19-May-80	05-Jan-81	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0026	REYNOLDS WRAP	Registered	Denmark	1832/1961	74/1962	06-Jun-61	13-Jan-62	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0218	REYNOLDS WRAP	Registered	Dominican Republic	99164779	102350	11-Dec-98	15-Feb-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

31

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0391	REYNOLDS WRAP	Registered	Ecuador	14609	1168	30-Jan-89	07-May-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0392	REYNOLDS WRAP	Registered	Egypt	63882	63882	03-Apr-84	10-Jul-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0081	REYNOLDS WRAP	Registered	El Salvador	1169-94	219	12-Apr-94	16-Jul-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0394	REYNOLDS WRAP	Registered	France	156817	954384	03-May-76	12-May-77	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0027	REYNOLDS WRAP	Registered	Germany	R15075/9AWZ	761662	06-Jun-61	06-Jun-61	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0042	REYNOLDS WRAP	Registered	Guatemala	878999	42499	25-Apr-80	21-Dec-80	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0395	REYNOLDS WRAP	Registered	Honduras	677909	29427	07-Jul-80	16-Mar-81	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0062	REYNOLDS WRAP	Registered	Hong Kong	3255/84	776	17-Oct-84	17-Oct-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0177	REYNOLDS WRAP	Pending	India	681735		26-Sep-95		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0087	REYNOLDS WRAP	Registered	Indonesia	D9921449	468697	02-Dec-99	02-Dec-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0396	REYNOLDS WRAP	Registered	Iran	37857	27420	20-Nov-65	06-Jan-66	Reynolds Foil Inc. d/b/a Reynolds Consumer Produces Company	Reynolds Metals Company

111247-300000-0097	REYNOLDS WRAP	Registered	Israel	74266	74266	06-Nov-89	06-Nov-89	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

32

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0028	REYNOLDS WRAP	Registered	Italy	75/446	692125	22-Sep-64	22-Sep-64	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0029	REYNOLDS WRAP	Registered	Jamaica	6158	B11369	01-Sep-65	01-Sep-65	Reynolds Foil Inc. d/b/a Reynolds Consumer Produces Company	Reynolds Metals Company

111247-300000-0030	REYNOLDS WRAP	Registered	Jordan	8784	8784	16-Oct-65	16-Oct-65	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0043	REYNOLDS WRAP	Registered	Kuwait	12178	11254	17-May-80	17-May-80	Reynolds Foil Inc. d/b/a Reynolds Consumer Product Company	Reynolds Metals Company

111247-300000-0031	REYNOLDS WRAP	Registered	Lebanon	272/260	39471	06-Sep-65	06-Sep-65	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0088	REYNOLDS WRAP	Registered	Malaysia	89/01170	89/01170	27-Feb-89	27-Feb-89	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0032	REYNOLDS WRAP	Registered	Mexico	83403	98831	10-Jul-59	10-Jul-59	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0186	REYNOLDS WRAP	Registered	Oman	3723	3723	13-Jan-90	13-Jan-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0034	REYNOLDS WRAP	Registered	Panama	6039	10835	18-Nov-65	07-Feb-69	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0196	REYNOLDS WRAP	Registered	Paraguay	23896-98	221460	22-Oct-98	07-Jan-00	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0033	REYNOLDS WRAP	Registered	Peru	73499	1879	25-Jun-75	03-Sep-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0306	REYNOLDS WRAP	Pending	Philippines	4-2008-003296		24-Mar-08		Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

33

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0398	REYNOLDS WRAP	Registered	Puerto Rico		13995	02-Dec-65	15-Sep-66	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0061	REYNOLDS WRAP	Registered	Qatar	4173	4173	04-Apr-84	21-Mar-90	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0052	REYNOLDS WRAP	Registered	Saudi Arabia	806	131/13	24-Nov-84	24-Nov-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0044	REYNOLDS WRAP	Registered	Singapore	S/2600/91	T91/02500B	06-Mar-91	06-Mar-91	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0393	REYNOLDS WRAP	Registered	Spain	383674	383674	08-Jun-61	17-Oct-61	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0089	REYNOLDS WRAP	Registered	Switzerland	8306	368157	21-Nov-88	21-Nov-88	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0399	REYNOLDS WRAP	Registered	Syria	31337	31337	27-Jun-84	27-Jun-84	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0402	REYNOLDS WRAP	Registered	Taiwan	(85)57409	784578	06-Nov-96	16-Nov-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0400	REYNOLDS WRAP	Registered	Thailand	102890	KOR71327	31-May-78	31-May-78	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0401	REYNOLDS WRAP	Registered	Trinidad & Tobago	3314	83314	16-Sep-65	16-Sep-65	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0384	REYNOLDS WRAP	Registered	United Arab Emirates	5479	15572	20-Mar-94	30-May-98	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0198	REYNOLDS WRAP	Registered	Uruguay	307736	399945	09-Oct-98	05-Mar-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

34

Reynolds Foil Inc.
Foreign Trademarks

				Application	Registration	Application	Registration		Registered
TMID	TRADEMARK	STATUS	COUNTRY	Number	Number	Date	Date	CLIENT	Owner
111247-300000-0035	REYNOLDS WRAP	Registered	Venezuela		55386		09-Jun-69	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0294	REYNOLDS WRAP (Bilingual Foil Package)	Registered	Chile	569.685	647.461	06-Jun-02	29-Oct-03	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0431	REYNOLDS WRAP (Bilingual Foil Package)	Registered	Mexico	542343	755705	09-Apr-02	25-Jul-02	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0529	SMART BUY	Registered	Egypt	171735	171735	10-Jan-05	10-Jan-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0287	TUB-ITS	Registered	Benelux	999285	714602	24-Oct-01	24-Oct-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0288	TUB-ITS	Registered	France	13128513	13128513	29-Oct-01	29-Oct-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0478	TUB-ITS	Registered	Ireland	2001/03355	223660	24-Oct-01	15-Aug-07	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0289	TUB-ITS	Registered	United Kingdom	2283937	2283937	24-Oct-01	24-Oct-01	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0312	VALUE BUY	Registered	Mexico	283735	541069	09-Jan-97	09-Jan-97	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0313	VALUE BUY	Registered	Panama	85780	85780	18-Feb-97	13-Apr-99	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0314	VALUE BUY	Registered	Philippines	4-2002-001274	4-2002-001274	12-Feb-02	28-Aug-04	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

111247-300000-0379	VALUE BUY AND DESIGN	Registered	Philippines	4-2002-001273	4-2002-001273	21-May-05	21-May-05	Reynolds Foil Inc. d/b/a Reynolds Consumer Products Company	Reynolds Metals Company

35